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                             LOAN AND SECURITY AGREEMENT


                                    BY AND BETWEEN


                                  ALDILA GOLF CORP.


                                         AND


                             FOOTHILL CAPITAL CORPORATION


                               DATED AS OF JULY 9, 1999

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                             LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT (THIS "AGREEMENT"), is entered into as of July 9, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 and ALDILA GOLF CORP., a Delaware corporation ("Borrower"), with its chief executive office located at 12140 Community Road, Poway, California 92064-6871.

     The parties agree as follows:

     1.    DEFINITIONS AND CONSTRUCTION.

           1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                  "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, General Intangible, Investment Property, or Negotiable Collateral of Borrower, including, without limitation, any Issuer or Intermediary.

                  "ACCOUNTS" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

                  "ADJUSTED EURODOLLAR RATE" means, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next 1/16%) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to (i) 100% minus (ii) the Reserve Percentage. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

                  "ADVANCES" has the meaning set forth in SECTION 2.1(a).

                  "AFFILIATE" means, as applied to any Person, any other Person who directly or indirectly controls, is controlled by, is under common control with or is a director, officer, partner, member, or manager of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 10% or more of the equity interests having ordinary voting power for the election or appointment of directors, managing partner, or manager, or the direct or indirect power to direct the management and policies of a Person.

                  "AGREEMENT" has the meaning set forth in the preamble hereto.

                  "AUTHORIZED PERSON" means any officer or other employee of Borrower.

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                  "AVAILABILITY" means, as of any date of determination, the amount that Borrower is entitled to borrow as Advances under SECTION 2.1, such amount being the result of: (a) the lesser of (i) the Maximum Revolving Amount LESS the Letter of Credit Usage, and (ii) the Borrowing Base LESS the Letter of Credit Usage, MINUS (b) the sum of the principal amount of Advances then outstanding (including amounts that Foothill may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower), MINUS (c) the aggregate amount, if any, of all trade payables of Borrower aged in excess of their historical levels with respect thereto and all book overdrafts in excess of their historical practices with respect thereto, in each case as determined by Foothill in its Permitted Discretion.

                  "AVERAGE UNUSED PORTION OF MAXIMUM AMOUNT" means, as of any date of determination, the following amount (not less than zero): (a) $10,000,000, LESS (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, PLUS (ii) the average Daily Balance of the undrawn Letters of Credit that were outstanding during the immediately preceding month, LESS (c) the unpaid principal balance of the Term Loan, if any.

                  "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. Section 101 ET SEQ.), as amended, and any successor statute.

                  "BENEFIT PLAN" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Parent Company, Borrower, any Subsidiary of Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                  "BORROWER" has the meaning set forth in the preamble to this Agreement.

                  "BORROWER IP SECURITY AGREEMENT" means that certain Intellectual Property Security Agreement, and all related documents therein described, executed and delivered by Borrower to Foothill at or prior to the Closing Date, in the form of EXHIBIT "A" hereto.

                  "BORROWER PLEDGE AND SECURITY AGREEMENT" means that certain Stock Pledge and Security Agreement, and all related endorsements, stock assignments and powers, executed by Borrower, in the form of EXHIBIT "B" hereto.

                  "BORROWER'S BOOKS" means all of Borrower's books and records including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets (including the Collateral of Borrower) or liabilities; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

                  "BORROWING BASE" has the meaning set forth in SECTION
2.1(a).

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                  "BUSINESS DAY" means any day that is not a Saturday,
Sunday, or other day on which national banks are authorized or required to close.

                  "CHANGE OF CONTROL" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 10% of the total voting power of all classes of stock then outstanding of Borrower entitled to vote in the election of directors; provided, however, that said percentage shall be 40% with respect to the total voting power of all classes of stock of the Parent Company and the Parent Company shall at all times hereunder remain the sole owner and shareholder of Borrower.

                  "CIGNA DEBENTURE" means that certain Note Purchase Agreement dated as of November 1, 1993, in its original form, between Parent Company and the original purchasers of the 6.13% Senior Notes therein described, in the aggregate original principal sum of $20,000,000, due September 30, 2001.

                  "CIGNA DEBT DIFFERENTIAL" means, as of any date of determination, the amount, if any, by which (a) the total outstanding principal balance of the CIGNA Indebtedness exceeds (b) the CIGNA Scheduled Balance then in effect.

                  "CIGNA INDEBTEDNESS" means all indebtedness of Parent Company under and arising out of the CIGNA Debenture.

                  "CIGNA LOAN DOCUMENTS" means the CIGNA Debenture, in its original form, and any and all promissory notes originally executed by Parent Company thereunder and all such replacements promissory notes issued thereunder without modifying the CIGNA Debenture (other than with respect to identities of the note holders).

                  "CIGNA SCHEDULED BALANCE" means (a) for the period from the Closing Date to and including, September 30, 1999, the sum of $20,000,000,
(b) for the period beginning September 30, 1999, to and including, March 31, 2000, the sum of $16,000,000, (c) for the period beginning March 31, 2000, to and including, September 30, 2000, the sum of $12,000,000, (d) for the period beginning September 30, 2000, to and including March 31, 2001, the sum of $8,000,000, (e) for the period beginning March 31, 2001, to and including, September 30, 2001, the sum of $4,000,000, and (f) for the period beginning after September 30, 2001, zero.

                  "CLOSING DATE" means the date of the first to occur of the making of the initial Advance, the issuance of the initial Letter of Credit, or the funding of the Term Loan.

                  "CODE" means the California Uniform Commercial Code.

                  "COLLATERAL" means each of the following:

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                  (a)    the Accounts,

                  (b)    Borrower's Books,

                  (c)    the Equipment,

                  (d)    the General Intangibles,

                  (e)    the Investment Property,

                  (f)    the Inventory,

                  (g)    the Negotiable Collateral,

                  (h) any money, or other assets of Borrower that now or hereafter come into the possession, custody, or control of Foothill, and

                  (i) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral of Borrower, and any and all Accounts, Borrower's Books, Equipment, General Intangibles, Investment Property, Inventory, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

                  "COLLATERAL ACCESS AGREEMENT" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgment agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in the form of EXHIBIT "C" hereto.

                  "COLLECTIONS" means all cash, checks, notes, instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT "D" hereto and delivered by the chief accounting officer of Borrower to Foothill.

                  "CONTROL AGREEMENT" means a written agreement in form and content reasonably satisfactory to and in favor of Foothill, entered into by an Intermediary, issuer of any Investment Property, or depository bank, with respect to Investment Property or any deposit account of Borrower, pursuant to which agreement said Intermediary, issuer or bank agrees to comply with Foothill's entitlement orders, withdrawal orders, or transfer orders, without conditioning such compliance upon obtaining Borrower's consent thereto, and in order to perfect Foothill's security interest granted by Borrower hereunder by control as defined and provided in the Code.

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                  "DAILY BALANCE" means the amount of an Obligation owed at
the end of a given day.

                  "DATED RECEIVABLES" means Accounts which provide for selling terms of more than 60 days, but less than 150 days, from the invoice date.

                  "DEFAULT" means an event, condition, or default that, with or without the giving of notice, the passage of time, or both, would be an Event of Default.

                  "DESIGNATED ACCOUNT" means account number Account # 4000-147708 of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) which has been designated, in writing and from time to time, by Borrower to Foothill.

                  "DESIGNATED ACCOUNT BANK" means Union Bank of California, whose office is located at 1980 Saturn Street, Monterey Park, California 91755, and whose ABA number is ABA# 122000496.

                  "DILUTION" means, in each case based upon the experience of the immediately prior 3 months, the result, expressed as a percentage, of dividing (a) the Dollar amount of bad debt write-downs and other charge-offs, discounts, advertising, returns, promotions, credits, or other dilution with respect to the Accounts (the amount of any write-down with respect to any such dilutive item which is included in any subsequent charge-off shall not be double counted), by (b) the Dollar amount of Borrower's Collections over said 3 month period (excluding extraordinary items) plus the Dollar amount of clause (a).

                  "DILUTION RESERVE" means, as of any date of determination, an amount sufficient to reduce Foothill's advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of 5%.

                  "DISBURSEMENT LETTER" means an instructional letter executed and delivered by Borrower to Foothill regarding the extensions of credit to be made on the Closing Date, in the form of EXHIBIT "E" attached hereto and incorporated herein by reference.

                  "DOLLARS" OR "$" means United States dollars.

                  "EARLY TERMINATION PREMIUM" has the meaning set forth in
SECTION 3.6.

                  "ELIGIBLE ACCOUNTS" means those Accounts created by Borrower in the ordinary course of business, that strictly comply with each and all of the representations and warranties respecting Accounts made by Borrower to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects. Eligible Accounts shall not include the following:

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                  (a)    Accounts (i) other than Dated Receivables, that the
Account Debtor has failed to pay within 90 days of invoice date, (ii) other than Dated Receivables, with selling terms of more than 60 days, or (iii) Dated Receivables that the Account Debtor has failed to pay prior to 150 days of invoice date;

                  (b) Accounts owed by an Account Debtor or its Affiliates where 50% or more of all Accounts owed by that Account Debtor (and Accounts owed by its Affiliates) are deemed ineligible under clause (a) above;

                  (c) Accounts with respect to which the Account Debtor is a director, officer, member, partner, manager, employee, Affiliate, or agent of Borrower;

                  (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

                  (e) Accounts that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Foothill (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Foothill and is directly drawable by Foothill, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, satisfactory to Foothill;

                  (f) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. Section 3727), or (ii) any State of the United States (exclusive, however, of Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

                  (g) Accounts with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any other claim;

                  (h) Accounts with respect to which an Account Debtor whose total indebtedness and other obligations owing to Borrower exceed 10% of the net amount of all Eligible Accounts, to the extent of the amount of all indebtedness and other obligations owing by such Account Debtor which exceed such percentage, provided that said concentration percentage shall be 35% with respect to all Accounts as to which the Account Debtor is any one of the principal manufacturers and distributors of Taylor Made brand golf clubs, Titleist brand golf clubs, Callaway brand golf clubs, Ping brand golf clubs, and Wilson Sports brand golf clubs

                                      -6-
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(individually and collectively herein referred to as the "Principal Account
Debtors"); provided, further that Eligible Accounts shall not include that portion of the total aggregate amount of all Accounts as to which the Principal Account Debtors are Account Debtors which exceeds 70% of all Eligible Accounts.

                  (i) Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                  (j) Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

                  (k) Accounts with respect to which the goods giving rise to such Account have not been shipped and billed to the Account Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale (subject to returns with respect to non-conforming or defective goods or with respect to standard warranties pursuant to Borrower's historical practices);

                  (l) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West Virginia (or any other state that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement; and

                  (m) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

                  "ELIGIBLE IN-TRANSIT INVENTORY" means those items of Inventory that do not qualify as Eligible Landed Inventory solely because they are not in a location set forth on SCHEDULE E-1 or transit between such locations, but: (a) such Inventory is currently in-transit from a location not set forth on SCHEDULE E-1 to a location set forth on SCHEDULE E-1, (b) title to such Inventory has passed to Borrower, (c) documents of title with respect to such Inventory have been delivered to Foothill or its agent, (d) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Foothill in its Permitted Discretion, and (e) such Inventory has been paid for or, if purchased under an Inventory Letter of Credit, such Inventory Letter of Credit either has been drawn upon in full and reimbursed, or expired undrawn; in each case, with documentation therefor in form and substance satisfactory to Foothill in its Permitted Discretion. Notwithstanding any provision to the contrary contained in this Agreement, the value of Eligible In-Transit Inventory, for any purpose under this Agreement, unless otherwise agreed by Foothill in writing, shall be deemed not to exceed, in the aggregate, the sum of

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$200,000, including, without limitation, for purposes of computing Advances and Availability under this Agreement.

                  "ELIGIBLE INVENTORY" means the Eligible In-Transit Inventory and the Eligible Landed Inventory.

                  "ELIGIBLE LANDED INVENTORY" means Inventory consisting of first quality finished golf club shafts held for sale in the ordinary course of Borrower's business, fabricated prepreg materials for such finished goods, and raw materials for such prepreg materials, that are located at or in-transit between Borrower's premises identified on SCHEDULE E-1, that strictly comply with each and all of the representations and warranties respecting Inventory made by Borrower to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrower's current and historical accounting practices. An item of Inventory shall not be included in Eligible Landed Inventory if:

                  (a) it is not owned solely by Borrower, or Borrower does not have good, valid, and marketable title thereto;

                  (b) it is not located at one of the locations set forth on SCHEDULE E-1, and is not in transit between two locations set forth on SCHEDULE E-1.

                  (c) it is not located on property owned or leased by Borrower or in a contract warehouse, or in transit between two such places, in each case, subject to a Collateral Access Agreement executed by the mortgagee, lessor, the warehouseman, or other third party, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

                  (d) it is not subject to a valid and perfected first priority security interest in favor of Foothill;

                  (e) it consists of goods returned or rejected by Borrower's customers or goods in transit; or

                  (f)    it is obsolete or has remained unsold within twelve
(12) months following its acquisition by Borrower, or it is work-in-process (which shall include cut fabricated prepreg materials), a component that is not part of finished goods, or constitutes spare parts, packaging and shipping materials, supplies used or consumed in Borrower's business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, defective goods, items to be "reworked," or Inventory acquired on consignment.

                  "EQUIPMENT" means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, (a) any interest of Borrower in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, 29 U.S.C. Sections 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

                  "ERISA AFFILIATE" means (a) any corporation subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC Section 414(m), or (d) solely for purposes of
Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

                  "ERISA EVENT" means (a) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan, (b) the withdrawal of Borrower, any of its Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan, (e) any event or condition (i) that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower, any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan, or (g) providing any security to any Plan under Section 401(a)(29) of the IRC by Borrower or its Subsidiaries or any of their ERISA Affiliates.

                  "EURODOLLAR RATE" means, with respect to the Interest Period for a Eurodollar Rate Loan, the interest rate per annum at which United States dollar deposits are offered to Foothill (or its Affiliates) by major banks in the London interbank market (or other Eurodollar rate market selected by Foothill) on or about 11:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts comparable to the amount of the Eurodollar Rate Loans requested by and available to Borrower in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrower.

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

                  "EURODOLLAR RATE LOANS" means any Advance (or any portion thereof) made or outstanding hereunder during any period when interest on such Advance (or portion thereof) is payable based on the Adjusted Eurodollar Rate.

                  "EVENT OF DEFAULT" has the meaning set forth in SECTION 8.

                  "EXISTING LENDER" means Union Bank of California, N.A.

                  "FACILITY FEE" means the sum of $75,000.

                  "FEIN" means Federal Employer Identification Number.

                  "FOOTHILL" has the meaning set forth in the preamble to this Agreement.

                  "FOOTHILL ACCOUNT" has the meaning set forth in SECTION 2.7.

                  "FOOTHILL EXPENSES" means all: costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by Foothill; fees or charges paid or incurred by Foothill directly in connection with Foothill's transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by Foothill directly in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill directly resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill directly to correct any default or enforce any provision of the Loan Documents upon the occurrence of an Event of Default, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill directly in examining Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill directly in enforcing the Loan Documents upon the occurrence of an Event of Default or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with Borrower or any Affiliate of Borrower; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or any guarantor of the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                  "GENERAL INTANGIBLES" means all present and future general intangibles and other personal property of Borrower and of the Parent Company (including all property described in the Borrower IP Security Agreement and in the Parent IP Security Agreement, contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, patent rights, trade names, trademarks, trademark rights, service marks, copyrights, copyright rights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), (in the case of the Parent Company, only to the extent of the Collateral described in the Parent IP Security Agreement and the general intangibles described in the Parent Pledge and Security Agreement) other than goods, Accounts, and Negotiable Collateral.

                  "GOVERNING DOCUMENTS" means the certificate or articles of incorporation, by-laws, or other organizational or governing documents of any Person.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

                  "HAZARDOUS MATERIALS" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                  "INDEBTEDNESS" means: (a) all obligations of Borrower for borrowed money, (b) all obligations of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of Borrower under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of Borrower, irrespective of whether such obligation or liability is assumed, and (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

                  "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignment for the benefit of creditors, formal or informal moratorium, composition, extension generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "INTANGIBLE ASSETS" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                  "INTEREST PERIOD" means, for any Eurodollar Rate Loan, the period commencing on the Business Day such Eurodollar Rate Loan is disbursed or continued, or on the Business Day on which a Reference Rate Loan is converted to such Eurodollar Rate Loan, and ending on the date 1, 2 or 3 months thereafter, as selected by Borrower and notified to Foothill pursuant to SECTION 2.1(c), and as further provided in SECTION 2.12(a).

                  "INTERMEDIARY" means any securities intermediary or commodity intermediary, as those terms are defined in the Code, with respect to any Investment Property.

                  "INVENTORY" means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

                  "INVENTORY LETTER OF CREDIT" means a documentary Letter of Credit issued to support the purchase by Borrower of Inventory prior to transit to a location set forth on SCHEDULE E-1, that provides that all draws thereunder must require presentation of customary documentation (including, if applicable, commercial invoices, packing list, certificate of origin, bill of lading or airway bill, customs clearance documents, quota statement, inspection certificate, beneficiary's statement, and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title) in form and substance satisfactory to Foothill and reflecting the passage to Borrower of title to first quality Inventory conforming to Borrower's contract with the seller thereof. Any such Letter of Credit shall cease to be an "Inventory Letter of Credit" at such time, if any, as the goods purchased thereunder become Eligible Landed Inventory.

                  "INVENTORY RESERVES" means reserves (determined from time to time by Foothill in its Permitted Discretion) for (a) the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of Eligible In-Transit Inventory by Borrower (but in no event to exceed the value of such Eligible In-Transit Inventory), PLUS (b) the estimated reclamation claims of unpaid sellers of Inventory sold to Borrower.

                  "INVESTMENT PROPERTY" means all present and hereafter acquired investment property of Borrower and of the Parent Company, including, without limitation, securities, security entitlements, securities accounts, commodity contracts, and commodity accounts (in the case of the Parent Company, only to the extent of the Collateral described in the Parent Pledge and Security Agreement).

                  "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                  "ISSUER" means the issuer of any Investment Property.

                  "L/C" has the meaning set forth in SECTION 2.2(a).

                  "L/C GUARANTY" has the meaning set forth in SECTION 2.2(a).

                  "LETTER OF CREDIT" means an L/C or an L/C Guaranty, as the context requires.

                  "LETTER OF CREDIT USAGE" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit.

                  "LIEN" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property. Notwithstanding any provision to the contrary herein contained, the term "Lien" shall not include the interests of any lessor of Real Property in premises leased by Borrower or any of its Subsidiaries.

                  "LIQUIDATION VALUE" means the net orderly liquidation value of the Collateral (or that portion thereof which is the subject of a determination of Liquidation Value hereunder), as determined by any one of the following appraisal firms: (1) Daley Hodkins, (2) MB Valuations, or (3) any other appraiser mutually acceptable to Foothill and Borrower.

                  "LOAN ACCOUNT" has the meaning set forth in SECTION 2.10.

                  "LOAN DOCUMENTS" means this Agreement, the Disbursement Letter, the Letters of Credit, the Lockbox Agreements, the Borrower IP Security Agreement, the Parent IP Security Agreement, the Borrower Pledge and Security Agreement, the Parent Pledge and Security Agreement, any note or notes executed by Borrower and payable to Foothill, and any and all other agreements, instruments, or documents entered into, executed, or issued, now or in the future, in connection with this Agreement or otherwise pertaining to the Obligations.

                  "LOCKBOX ACCOUNT" shall mean a depositary account established pursuant to one of the Lockbox Agreements.

                  "LOCKBOX AGREEMENTS" means those certain Lockbox Operating Procedural Agreements and those certain Depository Account Agreements, in form and substance satisfactory to Foothill, each of which is among Borrower, Foothill, and one of the Lockbox Banks. The initial Lockbox Agreement shall be in the form of EXHIBIT "F" hereto.

                  "LOCKBOX BANKS" means Union Bank of California, N.A., or such other banks as may be agreed to by Borrower and Foothill from time to time.

                  "LOCKBOXES" has the meaning set forth in SECTION 2.7.

                  "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (b) the material impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of Foothill to enforce the Loan Documents and the Obligations or realize upon the Collateral, in each case as a whole, (c) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, in each case as a whole, or (d) a material impairment of the priority of Foothill's Liens with respect to the Collateral as a whole.

                  "MAXIMUM AMOUNT" means the sum of $12,000,000.

                  "MAXIMUM REVOLVING AMOUNT" means, as of any date of determination, the (a) the Maximum Amount, MINUS (b) the then outstanding principal balance of the Term Loan.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which Parent Company, Borrower, any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

                  "NEGOTIABLE COLLATERAL" means all of Borrower's present and future letters of credit, notes, drafts, instruments, negotiable Investment Property (including the shares of stock of Subsidiaries of Borrower), documents (including documents of title), bills of lading, airbills, warehouse receipts, personal property leases (wherein Borrower is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

                  "OBLIGATIONS" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums

(including Early Termination Premiums), liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description under or arising out of the Loan Documents or the Collateral, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and further including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents or by law.

                  "OVERADVANCE" has the meaning set forth in SECTION 2.5.

                  "PARENT COMPANY" means Borrower's sole shareholder, Aldila, Inc., a Delaware corporation.

                  "PARENT IP SECURITY AGREEMENT" means that certain Intellectual Property Security Agreement, and all related documents therein described, executed and delivered by the Parent Company to Foothill at or prior to the Closing Date, in the form of EXHIBIT "G" hereto.

                  "PARENT PLEDGE AND SECURITY AGREEMENT" means that certain Pledge and Security Agreement, and all related endorsements, stock assignments and powers, executed by Parent Company, in the form of EXHIBIT "H" hereto.

                  "PARTICIPANT" means any Person to which Foothill has sold or may hereafter sell a participation interest in its rights under the Loan Documents.

                  "PAY-OFF LETTER" means a letter, in form and substance reasonably satisfactory to Foothill, from Existing Lender respecting the amount necessary to repay in full all of the obligations of Borrower owing to Existing Lender and obtain a termination or release of all of the Liens existing in favor of Existing Lender in and to the properties or assets of Borrower.

                  "PBGC" means the Pension Benefit Guaranty Corporation as defined in Title IV of ERISA, or any successor thereto.

                  "PERMITTED DISCRETION" means, with respect to any determination of Foothill, a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

                  "PERMITTED LIENS" means (a) Liens held by Foothill, (b) Liens for unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on SCHEDULE P-1,
(d) the interests of lessors under operating leases and purchase money Liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted under SECTION 7.21 and so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of Borrower, (i) Liens of or resulting from any judgment or award that would not cause a Material Adverse Change and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured, (j) Liens arising by operation of the laws of the Peoples Republic of China, Mexico, the U.S. Virgin Islands, or the United Kingdom, as applicable, with respect to assets located in those jurisdictions or securities of Subsidiaries formed under the laws of those jurisdictions, (k) with respect to any Real Property, statutory Liens of lessors with respect to any such leased property and their personal property located thereon, and easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Borrower's Collateral by Borrower or the value of Foothill's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of Borrower, and (l) Liens in favor of the Internal Revenue Service of the U.S. Government ("IRS Liens"), which (A) individually, or in the aggregate as to all such Liens, do not exceed $75,000, and (B) Borrower is contesting in good faith or is diligently attempting to settle, adjust, or compromise, provided that the full amount of all IRS Liens (whether or not such IRS Liens are Permitted Liens hereunder), shall be included in reserves established by Foothill pursuant to Section 2.1(b).

                  "PERMITTED PROTEST" means the right of Borrower to protest any Lien other than any such Lien that secures the Obligations, tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) to the extent permissible under GAAP, a reserve with respect to such obligation is established on the books of Borrower in an amount that is reasonably satisfactory to Foothill,
(b) any such protest is instituted and diligently prosecuted by Borrower in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

                  "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                  "PLAN" means any employee benefit plan, program, or arrangement maintained or contributed to by Borrower or with respect to which it may incur liability.

                  "REAL PROPERTY" means any estates or interests in real property now owned or hereafter acquired by Borrower.

                  "REFERENCE RATE" means the variable rate of interest, per annum, most recently announced by Wells Fargo Bank, N.A., or any successor thereto, as its "prime rate," irrespective of whether such announced rate is the best rate available from such financial institution.

                  "REFERENCE RATE LOAN" means any Advance (or any portion thereof) made or outstanding hereunder during any period when interest on such Advance (or portion thereof) is payable based on the Reference Rate.

                  "RENEWAL DATE" has the meaning set forth in SECTION 3.4.

                  "REPORTABLE EVENT" means any of the events described in
Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

                  "REQUIREMENT OF LAW" means, as to any Person: all (i) statutes and regulations and (ii) court orders and injunctions, arbitrators' decisions, and/or similar rulings, in each instance by any Governmental Authority, or other body which has jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

                  "RESERVE PERCENTAGE" means and refers to, as of the date of determination thereof, the maximum percentage (rounded upward, if necessary to the nearest 1/100th of 1%), as determined by Foothill (or its Affiliates) in accordance with its (or their) usual procedures (which determination shall be conclusive in the absence of manifest error), that is in effect on such date as prescribed by the Federal Reserve Board for determining the reserve requirements (including supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") by Foothill or its Affiliates.

                  "RETIREE HEALTH PLAN" means an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by
Section 601 of ERISA.

                  "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such

Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

                  "SUBSIDIARY" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or to appoint other comparable managers, including, without limitation, one or more managing partners or manager) of such corporation, partnership, limited liability company, or other entity.

                  "TANGIBLE NET WORTH" means, as of any date of determination, the difference of (a) the sum of (i) Parent Company's total consolidated owner equity PLUS (ii) the CIGNA Indebtedness, MINUS (b) the sum of: (i) all Intangible Assets, and (ii) all deferred financing fees.

                  "TERM LOAN" has the meaning set forth in SECTION 2.3.

                  "TRADE SECRETS" means all trade secrets of Borrower designated as such by Borrower, in good faith, including software and technology, know-how, labeling plates, product designs, formulas and processes, other information regarding the design or manufacture of golf club shafts licensed to, or acquired or developed by, Borrower in the ordinary course of Borrower's business, customer and supplier lists, pricing and cost information, business and marketing plans, and other confidential business information, in each event owned, used, or licensed by Borrower.

                  "VOIDABLE TRANSFER" has the meaning set forth in SECTION
15.8.

           1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise.

           1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, that all terms used in this Agreement to define and describe Collateral with reference to provisions of the Code shall include (i) all such types and categories of collateral which are included in the meanings of such terms under the Code in effect as of the date of this Agreement, and (ii) all such additional types and categories of collateral which may be added to the definitions and scope of such terms by subsequent amendments of the Code.

           1.4 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Foothill or cured as expressly permitted under the Loan Documents. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

           1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

     2.    LOAN AND TERMS OF PAYMENT.

           2.1    REVOLVING ADVANCES.

                  (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount LESS the Letter of Credit Usage, and (ii) the Borrowing Base LESS (A) the Letter of Credit Usage (excluding Inventory Letters of Credit), LESS (B) 100% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit, LESS (C) the aggregate amount of the Inventory Reserves. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                         (x) THE LESSER OF (i) the sum of (A) 85% of Eligible Accounts other than Dated Receivables and (B) the lesser of (1) $1,000,000 and (2) 85% of Dated Receivables which are Eligible Accounts, after deducting from said total the amount, if any, of the Dilution Reserve, and (ii) an amount equal to Borrower's Collections with respect to Accounts for the immediately preceding 60 day period, PLUS

                         (y) the lowest of (i) $6,500,000, (ii) the sum of the following amounts based on values of the following Eligible
           Inventory: (A) 25% of the value of all raw materials for prepreg materials, (B) 35% of the value of all fabricated prepreg materials, and (C) 65% of the value of all finished golf club shafts, (iii) 80% of the Liquidation Value of Eligible Inventory, and (iv) 100% of the amount of credit availability computed in accordance with CLAUSE 2.1(a)(x) above, MINUS the Inventory Reserves, MINUS

                         (z) the aggregate amount of reserves, if any, established by Foothill under SECTION 2.1(b).

                  (b) Anything to the contrary in this Section 2.1 notwithstanding, Foothill shall have the right to establish reserves (without duplication) in such amounts, and with respect to such matters, as Foothill in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) unreconciled variances in Borrower's Accounts with respect to Borrower's general ledger, (ii) sums that Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have failed to pay under any Section of this Agreement or any other Loan Document, and (iii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the reasonable determination of Lender (from the perspective of an asset-based lender), would be likely to have a priority superior to the Liens of Foothill (such as landlord liens, ad valorem taxes, or sales or excise taxes where given priority under applicable law) in and to such item of the Collateral.

                  (c) Foothill shall have no obligation to make Advances hereunder to the extent they would cause the outstanding Obligations (other than under the Term Loan) to exceed the Maximum Revolving Amount.

                  (d) Amounts borrowed pursuant to this SECTION 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

           2.2    LETTERS OF CREDIT.

                  (a) Subject to the terms and conditions of this Agreement, Foothill agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of Borrower. Foothill shall have no obligation to issue a Letter of Credit if, immediately thereafter, any of the following would result:

                         (i) the sum of 100% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit PLUS 100% of the aggregate amount of all other types of undrawn and unreimbursed Letters of Credit, would exceed the Borrowing Base LESS the amount of outstanding Advances; or

                         (ii)  the aggregate amount of all undrawn or
           unreimbursed Letters of Credit (including Inventory Letters of Credit) would exceed the lower of: (x) the Maximum Revolving Amount LESS the amount of outstanding Advances, and (y) the sum of $2,000,000; or

                         (iii) the outstanding Obligations (other than under the Term Loan) would exceed the Maximum Revolving Amount.

Borrower expressly understands and agrees that Foothill shall have no obligation to arrange for the issuance by issuing banks of the letters of credit that are to be the subject of L/C Guarantees. Borrower and Foothill acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guarantees may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than 14 days prior to the date on which this Agreement is scheduled to terminate under SECTION 3.4 (without regard to any potential renewal term) and all such Letters of Credit shall be in form and substance acceptable to Foothill in its sole discretion. If Foothill is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such amount to Foothill and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under SECTION 2.6.

                  (b) Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless from any loss, cost, expense, or liability, including payments made by Foothill, expenses, and reasonable attorneys fees incurred by Foothill arising directly out of or in connection with any Letter of Credit other than by virtue of Foothill's gross negligence or wilful misconduct. Borrower agrees to be bound by the issuing bank's regulations and interpretations of any Letters of Credit guarantied by Foothill and opened to or for Borrower's account or by Foothill's interpretations (in its Permitted Discretion) of any L/C issued by Foothill to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that Foothill shall not be liable for any negligence, (other than gross negligence) whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Guarantees may require Foothill to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless with respect to any loss, cost, or expense (including reasonable attorneys fees), or liability incurred by Foothill under any L/C Guaranty as a result of Foothill's indemnification of any such issuing bank.

                  (c) Borrower hereby authorizes and directs any bank that issues a letter of credit guaranteed by Foothill to deliver to Foothill all instruments, documents, and other writings and property received by the issuing bank pursuant to such letter of credit, and to accept and rely upon Foothill's instructions and agreements with respect to all matters arising in connection with such letter of credit and the related application. Borrower may or may not be the "applicant" or "account party" with respect to such letter of credit.

                  (d) Any and all charges, commissions, fees, and costs incurred by Foothill directly relating to the letters of credit guaranteed by Foothill shall be considered Foothill Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Foothill.

                  (e) Immediately upon the termination of this Agreement, with respect to each outstanding Letter of Credit, Borrower agrees to either
(i) provide cash collateral to be
held by Foothill in an amount equal to 102% of the maximum amount of Foothill's obligations under such outstanding Letter of Credit, or (ii) cause to be surrendered to Foothill the originals of such outstanding Letter of Credit and to be delivered to Foothill releases of all of Foothill's obligations under such outstanding Letter of Credit. At Foothill's discretion, any proceeds of Collateral received by Foothill after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this SECTION 2.2(e).

                  (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any Governmental Authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or Foothill with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                         (A)   any reserve, deposit, or similar requirement
is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

                         (B)   there shall be imposed on the issuing bank or
Foothill any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or Foothill of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or Foothill, then, and in any such case, Foothill may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as the issuing bank or Foothill may specify to be necessary to compensate the issuing bank or Foothill for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in SECTION 2.6(a)(i) OR
(c)(i), as applicable. The determination by the issuing bank or Foothill, as the case may be, of any amount due pursuant to this SECTION 2.2(f), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

           2.3 TERM LOAN. Foothill has agreed to make a term loan (the "Term Loan") to Borrower in the original principal amount not to exceed the lesser of (a) $4,000,000, (b) a sum equal to 80% of the Liquidation Value of the Equipment as determined by Foothill at the time the Term Loan is funded, and (c) the Maximum Amount MINUS all Advances made pursuant to Section 2.1, MINUS the Letter of Credit Usage. Prior to the Termination Date, the Term Loan shall be repaid in equal monthly installments of principal, each equal to one-sixtieth (1/60th) of the original principal amount of the Term Loan. Each such installment shall be due and payable on the first day of each month commencing on the first day of the first month following the date the Term Loan is funded, and continuing on the first day of each succeeding month until the earlier of (i) the date on which the unpaid principal balance of the Term Loan is repaid in full, and (ii) the Renewal Date (as defined in SECTION 3.4 below), at which time the unpaid principal balance of the Term Loan and all accrued unpaid interest thereon shall be immediately due and payable, without notice or demand. The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Term Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the Term Loan in the inverse order of their maturity, subject to the provisions of SECTION 3.6 of this Agreement. All amounts outstanding under the Term Loan shall constitute Obligations.

           2.4    [INTENTIONALLY OMITTED]

           2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Foothill pursuant to SECTIONS 2.1 AND 2.2 is greater than either the Dollar or percentage limitations set forth in SECTIONS 2.1 OR 2.2 (an "Overadvance"), Borrower immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill first, to repay Advances outstanding under SECTION 2.1 and, thereafter, to be held by Foothill as cash collateral to secure Borrower's obligation to repay Foothill for all amounts paid pursuant to Letters of Credit.

           2.6 INTEREST AND LETTER OF CREDIT FEES: RATES, PAYMENTS, AND CALCULATIONS.

                  (a) INTEREST RATE. Except as provided in clause (c) below: (i) all Obligations (except for undrawn and unreimbursed Letters of Credit and the Term Loan) shall bear interest as follows: (A) Each Eurodollar Rate Loan shall bear interest at a per annum rate of 2.5 percentage points (2.5%) above the Adjusted Eurodollar Rate, and (B) all other such Obligations shall bear interest at a per annum rate equal to the Reference Rate; and (ii) the unpaid principal balance of the Term Loan shall bear interest at a per annum rate, at Borrower's option (to be exercised prior to the funding of the Term Loan in accordance with the provisions of
SECTION 2.12 below), equal to 3.0 percentage points (3%) above the Adjusted Eurodollar Rate, or 0.75 percentage points (0.75%) above the Reference Rate.

                  (b) LETTER OF CREDIT FEE. Borrower shall pay Foothill a fee (in addition to the charges, commissions, fees, and costs set forth in SECTION 2.2(d)) equal to 1.5% per annum times the average Daily Balance of the aggregate undrawn amount of all outstanding Letters of Credit during the immediately preceding month. It is understood that Letter of Credit fees do not constitute interest for purposes of this Agreement.

                  (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit and the Term Loan) shall bear interest at a per annum rate equal to 2 percentage points above the Reference Rate, (ii) the Term Loan shall bear interest at a per annum rate equal to 2.75 percentage points above the Reference Rate, and (iii) the Letter of Credit fee provided in SECTION 2.6(b) shall be increased to

3.5% per annum times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

                  (d) MINIMUM INTEREST. In no event shall the rate of interest chargeable hereunder for any day be less than 7% per annum. To the extent that interest accrued hereunder at the rate set forth herein would be less than the forgoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate. To the extent that interest accrued hereunder at the rate set forth herein (including the minimum interest rate) would yield less than the foregoing minimum amount, the interest rate chargeable hereunder for the period in question automatically shall be deemed increased to that rate that would result in the minimum amount of interest being accrued and payable hereunder.

                  (e) PAYMENTS. Interest and Letter of Credit fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrower hereby authorizes Foothill, at its option, without prior notice to Borrower, to charge such interest and Letter of Credit fees, all Foothill Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in SECTION 2.2(d) (as and when accrued or incurred), the fees and charges provided for in SECTION 2.11 (as and when accrued or incurred), and all installments or other payments due under the Term Loan, or any Loan Document to Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

                  (f) COMPUTATION. The Reference Rate as of the date of this Agreement is 8.0% per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

                  (g) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Foothill, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; PROVIDED, HOWEVER, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, IPSO FACTO as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

           2.7 COLLECTION OF ACCOUNTS. Borrower shall at all times maintain lockboxes (the "Lockboxes") and, immediately after the Closing Date, shall instruct all Account Debtors with respect to the Accounts, General Intangibles, and Negotiable Collateral of Borrower to remit

ALL Collections in respect thereof to such Lockboxes. Borrower, Foothill, and the Lockbox Banks shall enter into the Lockbox Agreements, which among other things shall provide for the opening of a Lockbox Account for the deposit of Collections at a Lockbox Bank. Borrower agrees that all Collections and other amounts received by Borrower from any Account Debtor or any other source with respect to the Collateral immediately upon receipt shall be deposited into a Lockbox Account. No Lockbox Agreement or arrangement contemplated thereby shall be modified by Borrower without the prior written consent of Foothill. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts received in each Lockbox Account shall be wired each Business Day into an account of Borrower (the "Foothill Account") maintained by Foothill at a depositary selected by Foothill. So long as no Event of Default has occurred or is continuing, Foothill will promptly remit to the Designated Account the amount by which all amounts received in the Foothill Account exceed the amount of the Obligations hereunder.

           2.8 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Foothill (whether from transfers to Foothill by the Lockbox Banks pursuant to the Lockbox Agreements or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under SECTION 2.1, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Foothill shall be entitled to charge Borrower for one
(1) Business Day of "clearance" or "float" at the rate set forth in SECTION 2.6(a)(i) or SECTION 2.6(c)(i), as applicable, on all Collections that are received by Foothill (regardless of whether forwarded by the Lockbox Banks to Foothill, whether provisionally applied to reduce the Obligations under
SECTION 2.1, or otherwise). This across-the-board one (1) Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's financing of Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging one (1) Business Day of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California time. If any Collection item is received into the Foothill Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

           2.9 DESIGNATED ACCOUNT. Foothill is authorized to make the Advances, the Letters of Credit and the Term Loan under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to SECTION 2.6(e). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and

Borrower, in writing, any Advance requested by Borrower and made by Foothill hereunder shall be made to the Designated Account.

           2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Foothill shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances and the Term Loan made by Foothill to Borrower or for Borrower's account, including, accrued interest, Foothill Expenses, and any other payment Obligations of Borrower. In accordance with SECTION 2.8, the Loan Account will be credited with all payments received by Foothill from Borrower or for Borrower's account, including all amounts received in the Foothill Account from any Lockbox Bank. Foothill shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Foothill unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements.

           2.11   FEES.  Borrower shall pay to Foothill the following fees:

                  (a) FACILITY FEE. Foothill shall be entitled to receive the Facility Fee which shall be (i) be deemed fully earned by Foothill upon and as of the Closing Date, and (ii) shall be due and payable in one (1) installment of $37,500 on the Closing Date and two (2) installments of $18,750 each on each anniversary of the Closing Date;

                  (b) UNUSED LINE FEE. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 0.25% per annum times the Average Unused Portion of the Maximum Amount.

                  (c)    [Intentionally Omitted]

                  (d) FINANCIAL EXAMINATION, DOCUMENTATION, AND APPRAISAL FEES. Foothill's customary fee of $750 per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrower performed by personnel employed by Foothill; Foothill's customary appraisal fee of $1,500 per day per appraiser, plus out-of-pocket expenses for each appraisal of the Collateral performed by personnel employed by Foothill; and, the actual charges paid or incurred by Foothill if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of Borrower or to appraise the Collateral, provided, however, that so long as no Event of Default has occurred or is continuing, Borrower shall not be required to pay the expenses of more than 1 standard appraisal of the Collateral (requiring physical inspection of the Collateral) and 1 desktop appraisal (performed without physical inspection of the Collateral), and the number of such audits conducted at Borrower's premises shall not exceed 4 per year (each 12 month period ending on the anniversary of the Closing Date; and

                  (e) COLLATERAL MAINTENANCE FEE. On the first day of each month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a collateral maintenance fee in an amount equal to $2,500 ($1,500 if Borrower uses electronic reporting in accordance with Foothill's requirements).

           2.12 EURODOLLAR RATE LOANS. Any other provisions herein to the contrary notwithstanding, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

                  (a) BORROWING; CONVERSION; CONTINUATION. Borrower may from time to time, on or after the Closing Date, request in a written or telephonic communication with Foothill: (i) Advances to constitute Eurodollar Rate Loans (pursuant to SECTION 2.1(c)); (ii) that Reference Rate Loans be converted into Eurodollar Rate Loans; or (iii) that existing Eurodollar Rate Loans continue for an additional Interest Period. Any such request shall specify the aggregate amount of the requested Eurodollar Rate Loans, the proposed funding date therefor (which shall be a Business Day, and with respect to continued Eurodollar Rate Loans shall be the last day of the Interest Period of the existing Eurodollar Rate Loans being continued), and the proposed Interest Period, in each case subject to the limitations set forth below). Eurodollar Rate Loans may only be made, continued, or extended if, as of the proposed funding date therefor each of the following conditions is satisfied:

                         (v)   no Event of Default exists;

                         (w) no more than five Interest Periods may be in effect at any one time;

                         (x) the amount of each Eurodollar Rate Loan borrowed, converted, or continued must be in an amount not less than $200,000 and integral multiples of $100,000 in excess thereof;

                         (y) Foothill shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Foothill and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrower; and

                         (z) Foothill shall have received such request at least two Business Days prior to the proposed funding date therefor.

           Any request by Borrower to borrower Eurodollar Rate Loans, to convert Reference Rate Loans to Eurodollar Rate Loans, or to continue any existing Eurodollar Rate Loans shall be irrevocable, except to the extent that Foothill shall determine under SECTIONS 2.12(a), 2.13 OR 2.14 that such Eurodollar Rate Loans cannot be made or continued.

                  (b) DETERMINATION OF INTEREST PERIOD. By giving notice as set forth in SECTION 2.12(a), the Borrower shall have the option of selecting a one-, two-, three- or six-month

Interest Period for such Eurodollar Rate Loan. The determination of Interest Periods shall be subject to the following provisions:

                         (i) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                         (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day unless such Business Day occurs in the following calendar month, then such Interest Period shall expire on the immediately preceding Business Day;

                         (iii) if any Interest Period begins on the last Business Day of a month, or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, then the Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                         (iv) the Borrower may not select an Interest Period, which expires later than the Renewal Date (as defined in Section 3.4 below) or any anniversary date thereafter to which the term of this Agreement may be extended.

                  (c) AUTOMATIC CONVERSION; OPTIONAL CONVERSION BY FOOTHILL. Any Eurodollar Rate Loan shall automatically convert to a Reference Rate Loan upon the last day of the applicable Interest Period, unless Foothill has received a request to continue such Eurodollar Rate Loan at least two Business Days prior to the end of such Interest Period in accordance with the terms of SECTION 2.12(a).

           2.13 ILLEGALITY. Any other provision herein to the contrary notwithstanding, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Foothill to make or maintain Eurodollar Rate Loans as contemplated by this Agreement, (a) the obligation of Foothill hereunder to make Eurodollar Rate Loans, continue Eurodollar Rate Loans as such, and convert Reference Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) Foothill's then outstanding Eurodollar Rate Loans, if any, shall be converted automatically to Reference Rate Loans on the respective last days of the then current Interest Periods with respect thereto or within such earlier period as required by law; PROVIDED, HOWEVER, that before making any such demand, Foothill agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its Permitted Discretion, in any legal, economic, or regulatory manner) to designate a different lending office if the making of such a designation would allow Foothill or its lending office to continue to perform its obligations to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans and avoid the need for, or materially reduce the amount of, such increased cost. If any such conversion of a Eurodollar Rate Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to SECTION 2.16. If circumstances subsequently change so that Foothill shall determine that it is no longer so affected, Foothill will promptly notify Borrower, and upon receipt of such notice, the obligations of Foothill to make or continue Eurodollar Rate Loans or to convert Reference Rate Loans into Eurodollar Rate Loans shall be reinstated.

           2.14 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by Foothill with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof

                         (i) shall subject Foothill to any tax, levy, charge, fee, reduction, or withholding of any kind whatsoever with respect to this Agreement or any Advance, or change the basis of taxation of payments to Foothill in respect thereof (except for taxes covered by SECTION 2.15 and the establishment of a tax based on the net income of Foothill or changes in the rate of tax on the net income of Foothill);

                         (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, deposits or other liabilities in or for the account of, Advances or other extensions of credit by, or any other acquisition of funds by, any office of Foothill; or

                         (iii) shall impose on Foothill any other condition with respect to this Agreement or any Advance;

and the result of any of the foregoing is to increase the cost to Foothill, by an amount which Foothill reasonably deems to be material, of making, converting into, continuing, or maintaining Advances, or to reduce any amount receivable hereunder in respect of Advances, or to forego any other sum payable thereunder or make any payment on account thereof, then, in any such case, Borrower shall promptly pay Foothill, upon its demand, any additional amounts necessary to compensate Foothill for such increased cost or reduced amount receivable; PROVIDED, HOWEVER, that before making any such demand, Foothill agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its Permitted Discretion, in any legal, economic, or regulatory manner) to designate a different Eurodollar lending office if the making of such designation would allow Foothill or its Eurodollar lending office to continue to perform its obligations to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans and avoid the need for, or materially reduce the amount of, such increased cost. If Foothill becomes entitled to claim any additional amounts pursuant to this SECTION 2.14, Foothill shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this SECTION 2.14 submitted by Foothill to Borrower shall be conclusive in the absence of manifest or demonstrable error. If Borrower so notifies Foothill within 5 Business Days after Foothill notifies Borrower of any increased cost pursuant to the foregoing provisions of this SECTION 2.14, Borrower may convert all Eurodollar Rate Loans then outstanding into Reference Rate Loans in accordance with SECTION 2.12 and, additionally, reimburse Foothill for any cost in accordance with SECTION
2.16. This covenant shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder for nine months following such termination and repayment.

                  (b) If Foothill shall have determined, in its Permitted Discretion, that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Foothill or any Person controlling Foothill with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of increasing the amount of capital required to be maintained or reducing the rate of return on Foothill's or such Person's capital as a consequence of its obligations hereunder to a level below that which such Foothill or such Person could have achieved but for such change or compliance (taking into consideration Foothill's or such Person's policies with respect to capital adequacy) by an amount deemed by Foothill to be material, then from time to time, after submission by Foothill to Borrower of a prompt written request therefor, Borrower shall pay to Foothill such additional amount or amounts as will compensate Foothill or such Person for such reduction. This covenant shall survive the termination of this Agreement and the payment of the Advances and all other amount payable hereunder for nine months following such termination and repayment.

           2.15 TAXES. (a) Except as provided below in this SECTION 2.15, all payments made by Borrower under this Agreement and any other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, or withholdings, now or hereafter imposed, levied, collected, withheld, or assessed by any Governmental Authority, excluding net income taxes and franchise taxes imposed in lieu of net income taxes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to Foothill hereunder or under any other Loan Documents, the amounts so payable to Foothill shall be increased to the extent necessary to yield to Foothill (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and any other Loan Documents, PROVIDED, HOWEVER, that Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to Foothill if Foothill fails or is unable to comply with the requirements of paragraph (b) of this SECTION 2.15. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Foothill a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Foothill the required receipts or other required documentary evidence, Borrower shall indemnify Foothill for any incremental taxes, interest or penalties that may become payable by Foothill as a result of any such failure. The agreements in this
SECTION 2.15 shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder.

                  (b) Any Participant or assignee of Foothill that is not incorporated under the laws of the United States of America or a state thereof (any such Person, a "Foreign Lender") shall:

                         (i)   (x) on or before the date of any payment by
Borrower under this Agreement to such Foreign Lender, deliver to Borrower and Foothill (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without any deduction or withholding of any United States federal income taxes and (B) a duly completed Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                               (y) deliver to Borrower and Foothill two
further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and

                               (z) obtain such extensions of time for filing
and complete such forms or certifications as may reasonably be required by Borrower or Foothill; or

                         (ii)  in the case of any such Foreign Lender that is
not a "bank" within the meaning of Section 881(c)(3)(A) of the IRC and that does not comply with subparagraph (i) of this paragraph (b),

                               (x) represent to Borrower (for the benefit of
Borrower and Foothill) that it is not a bank within the meaning of Section 881(c)(3)(A) of the IRC,

                               (y) deliver to Borrower on or before the date
of any payment by Borrower, with a copy to Foothill: (1) a certificate stating that such Foreign Lender (A) is not a "bank" under Section 881(c)(3)(A) of the IRC, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law, or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (B) is not a 10-percent shareholder within the meaning of
Section 881(c)(3)(B) of the IRC, and (C) is not a controlled foreign corporation receiving interest from a related person within the meaning of
Section 881(c)(3)(C) of the IRC (any such certificate a "U.S. TAX COMPLIANCE CERTIFICATE"); and (2) two duly completed copies of Internal Revenue Service From W-8, or successor applicable form, certifying to such Foreign Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the IRC with respect to payments to be made under this Agreement (and to deliver to Borrower and Foothill two further copies of Form W-8 on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by Borrower or Foothill for filing and completing such forms), and

                               (z) agree, to the extent legally entitled to
do so, upon reasonable request by Borrower, to provide to Borrower (for the benefit of Borrower and Foothill) such other forms as may be reasonably required in order to establish the legal entitlement of such Foreign Lender to an exemption from withholding with respect to payments under this Agreement; unless in any such case any change in treaty, law, or regulation has occurred after the date such Person becomes a Foreign Lender hereunder which renders all such forms and certificates inapplicable or which would prevent such Foreign Lender from duly completing and delivering any such form or certificate with respect to it and such Foreign Lender so advises Borrower and Foothill. Each Person that shall become an assignee or a Participant shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications, and statements required pursuant to this
SECTION 2.15; PROVIDED, HOWEVER, that in the case of a Participant the obligations of such Participant pursuant to this paragraph (b) shall be determined as if such Participant were an assignee except that such Participant shall furnish all such required forms, certifications, and statements to Foothill.

                  (c) Foothill and each Foreign Lender shall, upon the reasonable request by Borrower, deliver to Borrower or the applicable Governmental Authority, as the case may be, any form or certificate required in order that any payment by Borrower under this Agreement may be made free and clear of, and without deduction or withholding for or on, Non-Excluded Taxes (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of any jurisdiction, PROVIDED that Foothill or such Foreign lender, as the case may be, is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of Foothill or such Foreign Lender, as the case may be.

           2.16 INDEMNITY. Borrower agrees to indemnify Foothill and to hold Foothill harmless from any loss or expense which Foothill may sustain or incur as a consequence of (a) default by Borrower in payment when due of the principal amount of or interest on any Eurodollar Rate Loan, (b) default by Borrower in making a borrowing of, conversion into, or continuation of Eurodollar Rate Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by Borrower in making any prepayment after Borrower has given a notice thereof in accordance with the provisions of this Agreement, or (d) the making of a prepayment of Eurodollar Rate Loans on a day which is not the last day of an Interest Period with respect thereto (whether due to the termination of this Agreement upon an Event of Default or otherwise), including, in each case, any such loss or expense (but excluding loss of margin) arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Calculation of all amounts payable to Foothill under this SECTION 2.16 shall be made as though Foothill had actually funded the relevant Eurodollar Rate Loan through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period; PROVIDED, HOWEVER, that Foothill may fund each of the Eurodollar Rate Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this SECTION 2.16.

This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder for a period of nine months thereafter.

     3.    CONDITIONS; TERM OF AGREEMENT.

           3.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE, LETTER OF CREDIT AND THE TERM LOAN. The obligation of Foothill to make the initial Advance, to issue the initial Letter of Credit or to make the Term Loan is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing Date:

                  (a) the Closing Date shall occur on or before July 22, 1999;

                  (b) Borrower and the Parent Company shall have executed and delivered to Foothill UCC-1 financing statements covering the Collateral in form sufficient to file with the Secretaries of State of the States of California and Delaware, and Foothill shall have received searches reflecting the filings of its financing statements and fixture filings with respect to the Collateral;

                  (c) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                         a.    the Lockbox Agreements;

                         b.    the Disbursement Letter;

                         c.    the Pay-Off Letter, together with UCC
                         termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrower;

                         d. the Borrower IP Security Agreement and related documents;

                         e. the Parent IP Security Agreement and related documents;

                         f.    the Borrower Pledge and Security Agreement;

                         g.    the Parent Pledge and Security Agreement;

                  (d) Foothill shall have received certificates from the Secretaries of Borrower and of the Parent Company attesting to the resolutions of the Boards of Directors of each corporation authorizing the execution, delivery, and performance of the Loan Documents to which each such corporation is a party and authorizing specific officers of such corporations, respectively, to execute the same;

                  (e) Foothill shall have received copies of Governing Documents of Borrower and of the Parent Company, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of each corporation;

                  (f) Foothill shall have received a certificate of status with respect to Borrower and the Parent Company, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower and Parent Company, which certificate shall indicate that Borrower and Parent Company are in good standing in such jurisdiction;

                  (g) Foothill shall have received certificates of status with respect to Borrower and the Parent Company, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower and Parent Company are in good standing in such jurisdictions;

                  (h) Foothill shall have received a certificate of insurance, together with the endorsements to policies of insurance therein described, as are required by SECTION 6.10, the form and substance of which shall be reasonably satisfactory to Foothill and its counsel;

                  (i)    [Intentionally Omitted];

                  (j) Foothill shall have received such Collateral Access Agreements or landlord waivers from lessors, warehousemen, bailees, and other third persons as Foothill may require;

                  (k) Foothill shall have received an opinion of counsel for Borrower and the Parent Company in the form of EXHIBIT "I" hereto;

                  (l)    [Intentionally Omitted]

                  (m)    [Intentionally Omitted]

                  (n) Foothill shall have received evidence reasonably satisfactory to Foothill that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

                  (o) Foothill shall have received satisfactory evidence, and shall have determined in its Permitted Discretion, that, immediately after the initial Advance hereunder, Borrower's Availability hereunder shall be no less than $3,000,000;

                  (p) With respect to the Term Loan, Foothill shall have received thirty (30) days' prior written notice of Borrower's request for a Term Loan within which to (1) obtain an appraisal of all Equipment, (2) complete Foothill's processing of the Term Loan, (3) confirm

Borrower's eligibility for the Term Loan, and (4) determine the principal amount of the Term Loan; and

                  (q) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

           3.2 CONDITIONS PRECEDENT TO ALL ADVANCES, ALL LETTERS OF CREDIT AND THE TERM LOAN. The following shall be conditions precedent to all Advances, all Letters of Credit, and the Term Loan:

                  (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

                  (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Foothill, or any of their Affiliates.

           3.3 CONDITION SUBSEQUENT. As a condition subsequent to the initial closing hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

                  (a) within 30 days of the Closing Date, deliver to Foothill the certified copies of the policies of insurance, together with the endorsements thereto, as are required by SECTION 6.10, the form and substance of which shall be reasonably satisfactory to Foothill and its counsel; and

                  (b) within 20 days of the Closing Date, take all steps necessary to comply with the provisions of Section 6.16 as of said date.

           3.4 TERM; AUTOMATIC RENEWAL. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date (the "Renewal Date") that is three (3) years from the Closing Date and automatically shall be renewed for successive one (1) year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any one (1) year anniversary of the Renewal Date by giving the other party at least 90 days prior written notice. The foregoing notwithstanding, Foothill shall be entitled to exercise all of its rights and remedies under

SECTION 9 upon the occurrence of an Event of Default and continuation thereof beyond any applicable cure period.

           3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect, until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated; provided that Foothill shall have no obligation to make any further Advances hereunder other than to the extent of any obligation Foothill may then or thereafter have under any undrawn outstanding Letters of Credit. If Borrower has sent a notice of termination pursuant to the provisions of SECTION 3.4, but fails to pay the Obligations in full on the date set forth in said notice, then Foothill may, but shall not be required to, renew this Agreement for an additional term of one (1) year.

           3.6    EARLY TERMINATION BY BORROWER.  The provisions of SECTION
3.4 notwithstanding, Borrower has the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement prior to the Termination Date by paying to Foothill, in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") computed as follows: (a) an amount equal to $300,000 if this Agreement is terminated during the first year following the date of this Agreement, (b) an amount equal to $200,000 if this Agreement is terminated during the second year following the date of this Agreement, and (c) an amount equal to $100,000 if this Agreement is terminated during the third year following the date of this Agreement. Notwithstanding any provision to the contrary herein provided, Borrower shall not be liable for an Early Termination Premium if this Agreement is terminated as a direct result of Borrower's refinancing the Obligations through a commercial banking unit of Wells Fargo Bank, N.A.

           3.7 TERMINATION UPON EVENT OF DEFAULT. If Foothill terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrower shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in SECTION
3.6 and in this SECTION 3.7 shall be deemed included in the Obligations.

     4.    CREATION OF SECURITY INTEREST.

           4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Collateral of

Borrower in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interests in the Collateral of Borrower shall attach to all Collateral of Borrower without further act on the part of Foothill or Borrower. Except as permitted pursuant to SECTION 7.4, or as may be expressly permitted under any of the other Loan Documents, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

           4.2 NEGOTIABLE COLLATERAL AND OTHER EVIDENCE OF OWNERSHIP. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral or certificates of title or other documents evidencing ownership of equipment, Borrower, immediately upon the request of Foothill, shall endorse and deliver to Foothill physical possession of such Negotiable Collateral and all such certificates of title and other documents evidencing ownership of such Equipment, PROVIDED that Foothill shall receive and hold the foregoing only as a secured party and shall only exercise those rights with respect thereto that are expressly permitted under the terms of the Loan Documents or by operation of applicable law, for the protection, perfection, and enforcement of Foothill's rights upon an Event of Default.

           4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, INVESTMENT PROPERTY, AND NEGOTIABLE COLLATERAL. At any time, Foothill or Foothill's designee may (a) notify customers or Account Debtors of Borrower that the Accounts, General Intangibles, Investment Property, or Negotiable Collateral of Borrower have been collaterally assigned to Foothill or that Foothill has a security interest therein, as the case may be, and (b) upon an Event of Default that has not been cured as permitted and is continuing, collect the Accounts, General Intangibles, Investment Property, and Negotiable Collateral of Borrower directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that, to the extent any Obligations are outstanding, it will hold in trust for Foothill, as Foothill's trustee, any and all Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by Borrower. Foothill shall promptly account to Borrower for any surplus Collections received by Foothill after repayment of all Obligations, in accordance with applicable law.

           4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Foothill, Borrower shall execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, control agreements, and all other documents that Foothill reasonably may request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral of Borrower, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

           4.5 POWER OF ATTORNEY. Borrower hereby irrevocably makes, constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in SECTION 4.4, sign the name of Borrower on any of the documents described in SECTION 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign Borrower's name on any invoice or bill of lading relating to any

Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Borrower's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower, (f) at any time that an Event of Default has occurred and is continuing make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, (g) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary, and (h) upon Borrower's failure to comply with the provisions of
Section 6.16, to publish and file appropriate fictitious business name statements as Foothill determines, in its Permitted Discretion, to reflect any and all assumed or fictitious names previously used or hereafter used by Borrower in connection with its Accounts. The appointment of Foothill as Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

           4.6 RIGHT TO INSPECT. Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Borrower's Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     5.    REPRESENTATIONS AND WARRANTIES.

           In order to induce Foothill to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance, Letter of Credit or Term Loan made thereafter, as though made on and as of the date of such Advance, Letter of Credit or Term Loan (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

           5.1 NO ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral (other than Collateral owned by the Parent Company and described in the Parent IP Security Agreement and the Parent Pledge and Security Agreement), free and clear of Liens except for Permitted Liens.

           5.2 ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of Borrower's business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation (except with respect to non-conforming or defective goods or with respect to standard warranties pursuant to Borrower's then historical
practices).   The property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor (subject to returns with respect to non-conforming or defective goods or with respect to standard warranties pursuant to Borrower's historical practices). Borrower has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any Account Debtor regarding any Eligible Account.

           5.3 ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, and is free from defects which are likely to have a material effect on the value thereof, taken as a whole.

           5.4 EQUIPMENT. All of the Equipment is used or held for use in Borrower's business and is fit for such purposes.

           5.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent) and are located only at, or are in transit between, the locations identified on SCHEDULE 6.12 or otherwise permitted by SECTION 6.12.

           5.6 INVENTORY RECORDS. Borrower keeps correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

           5.7 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 13-3651060.

           5.8    DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                  (a) Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to cause a Material Adverse Change.

                  (b) Set forth on SCHEDULE 5.8, is a complete and accurate list of Parent Company's direct and indirect Subsidiaries, showing:
(i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred stock authorized for each of such Subsidiaries (or, in the case of any foreign nation Subsidiary, each class of shares); and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and non-assessable, or all of the registered capital of each such Subsidiary has been paid in full and is free of any Lien, charge or third party rights.

                  (c) Except as set forth on SCHEDULE 5.8, no capital stock or other equity interests (or any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock or other equity interests) of or in any direct or indirect Subsidiary of Parent Company is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto, except that any transfer of such rights with respect to a Subsidiary formed under the laws of a foreign nation jurisdiction may be subject to approval by the relevant Governmental Authority.

           5.9    DUE AUTHORIZATION; NO CONFLICT.

                  (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary organizational action.

                  (b) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation (including Regulations T, U, and X of the Federal Reserve Board) applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of Borrower, or under the CIGNA Indebtedness,
(iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower.

                  (c) Other than the filing of appropriate financing statements, fixture filings, and mortgages, and the existing security agreement(s) and existing financing statement filed by Existing Lender against certain of Borrower's assets which will be paid and terminated prior to or as a concurrent condition of Foothill's initial Advance hereunder, the execution, delivery, and performance by Borrower and the Parent Company, as applicable, of this Agreement and the Loan Documents to which Borrower and the Parent Company are parties do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person (excluding any representation or warranty regarding any such Requirement of Law presently unknown to Borrower, of any foreign nation applicable to Borrower's foreign nation Subsidiaries and property in possession of such Subsidiaries).

                  (d) This Agreement and the Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                  (e) The Liens granted by Borrower to Foothill in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected (to the extent regulated by the Code), and first priority Liens, subject only to Permitted Liens and to deliveries of documents described in SECTION 4.2 (excluding any representation or warranty regarding any such Requirement of Law presently unknown to Borrower, of any foreign nation applicable to Borrower's foreign nation Subsidiaries and property in possession of such Subsidiaries).

           5.10 LITIGATION. There are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or any guarantor of the Obligations, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on SCHEDULE 5.10; and (c) matters arising after the date hereof that, could reasonably be expected to result in a Material Adverse Change.

           5.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrower or any guarantor of the Obligations that have been delivered by Borrower to Foothill have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower (or the Parent Company, as applicable) since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

           5.12 SOLVENCY. Borrower is Solvent. No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

           5.13 EMPLOYEE BENEFITS. None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan, other than those listed on SCHEDULE 5.13. Borrower, each of its Subsidiaries and each ERISA Affiliate have satisfied the minimum funding standards of ERISA and the IRC with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in a Material Adverse Change. None of Borrower or its Subsidiaries, any ERISA Affiliate, or any fiduciary of any Plan is subject to any direct or indirect liability not in the ordinary course with respect to any Plan under any applicable law, treaty, rule, regulation, or agreement. None of Borrower or its Subsidiaries or any ERISA Affiliate is required to provide security to any Plan under Section 401(a)(29) of the IRC.

           5.14 ENVIRONMENTAL CONDITION. None of Borrower's properties or assets has ever been used by Borrower or, to Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials other than paints, resins and like materials used in the ordinary course of business stored used and disposed of pursuant to applicable law. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or, to Borrower's knowledge, a candidate for closure pursuant to any environmental protection statute. To Borrower's knowledge, no Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

           5.15 YEAR 2000 COMPLIANCE. On the basis of a comprehensive review and assessment of Borrower's computer systems and equipment, and inquiry made of Borrower's material suppliers, vendors, customers, and affiliates, Borrower reasonably believes that the Year 2000 Problem (hereinafter defined), including all costs of investigation, analysis, testing, and remediation, could not reasonably be expected to result in or cause a Material Adverse Change. Except for any reprogramming referred to above, the Computer Software and Systems (hereinafter defined) of Borrower and its affiliates are and, with ordinary course upgrading and maintenance, will continue for the duration of this Agreement and all Obligations to be, Year 2000 Compliant (hereinafter defined). For purposes of this Agreement,
(i) the term "Computer Software and Systems" means, with respect to any Person, all computers, hardware, and computer components, software, data processing equipment and media, and all accessories thereto, as well as imbedded microchips in non-computing devices and equipment, (ii) the term "Year 2000 Problem" means, with respect to the Borrower and any and all of Borrower's material suppliers, vendors, customers, and affiliates, the inability of each such Person's respective

Computer Software and Systems to perform properly and for the purpose or purposes intended, including performance of date-sensitive functions with respect to any and all calendar days and dates after December 31, 1999, and
(iii) the term "Year 2000 Compliant" means, with respect to any Person, that all such Computer Software and Systems of such Person do presently and will continuously operate and perform properly and for the purpose or purposes intended, including performance of all such date-sensitive functions.

           5.16 CIGNA INDEBTEDNESS. No event or circumstance exists which, with or without the giving of notice or the passage of time, constitutes or will constitute an event of default under the CIGNA Loan Documents, or does or will entitle the holder or holders of the CIGNA Indebtedness to accelerate the maturity of said indebtedness, and the CIGNA Loan Documents have not been modified to any extent or in any manner and remain in full force and effect, and no modification thereof has been proposed by any party thereto, and no negotiation for any modification or accelerated defeasance thereof is in progress, in each case except for waived failures to meet the financial covenant contained in Section 6.6 of the CIGNA Debenture, and any amendment thereof, but only if such waivers or amendments will not cause or result in a Material Adverse Change.

     6.    AFFIRMATIVE COVENANTS.

           Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower shall do all of the following:

           6.1 ACCOUNTING SYSTEM. Maintain a standard and modern system of accounting that enables Borrower to produce financial statements in accordance with GAAP, and maintain records pertaining to the Collateral of Borrower that contain information as from time to time may be reasonably requested by Foothill. Borrower also shall keep a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

           6.2 COLLATERAL REPORTING. Provide Foothill with the following documents at the following times in form satisfactory to Foothill: (a) on each Business Day, a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date, (b) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, (i) a detailed calculation of the Borrowing Base, and (ii) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Foothill, (c) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, a summary aging, by vendor, of Borrower's accounts payable and any book overdraft, (d) on a weekly basis, Inventory reports specifying Borrower's cost and book adjustment to wholesale market value of its Inventory by category and, upon Foothill's request, with additional detail showing additions to and deletions from the Inventory, (e) on each Business Day, notice of all returns, disputes, or claims, (f) upon request, copies of invoices in connection with the Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and Equipment acquired by Borrower, purchase orders and invoices, (g) on a quarterly basis, a detailed list of Borrower's customers, (h) on a monthly basis, a calculation of the Dilution for the prior month; and (i) such other reports as to the Collateral or the financial condition of Borrower as Foothill may request from time to time. Notwithstanding any provision to the contrary herein contained, Borrower shall, at all times upon Foothill's request, during normal business hours, permit Foothill to enter upon Borrower's premises at which Borrower's Books are located and where all electronic data is processed and stored, regardless of the manner or medium of storage, and shall provide Foothill with unrestricted access to all such Borrower's Books and data, including direct access by representatives of Foothill through Borrower's computer equipment and systems or through on-line or network access (by use of Borrower's access and source codes and otherwise), for purposes of verifying Borrower's compliance with the provisions of this Agreement and obtaining, verifying or determining such information regarding the Collateral as Foothill shall require; provided, however, that in the absence of a Default or other exigent circumstances, Foothill shall give Borrower at least one (1) Business Day's notice, telephonically, by facsimile transmission, or otherwise in writing, prior to entering such premises or locations for any such purposes. Foothill shall be entitled to make copies of all such Borrower's Books, data and information as Foothill shall determine to be necessary or appropriate under the circumstances. In addition, at Foothill's reasonable request in writing, and at Borrower's expense, Borrower shall make full and accurate copies of any or all such Borrower's Books and data, including copies in the form of computer diskettes and in such format, size, and configuration as shall be designated by Foothill in such request. Original sales invoices evidencing daily sales shall be mailed by Borrower to each Account Debtor and, at Foothill's direction, the invoices shall indicate on their face that the Account has been collaterally assigned to Foothill and that all payments are to be made directly to Foothill.

           6.3    FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.  Deliver to
Foothill: (a) as soon as available, but in any event within 30 days after the end of each month (45 days after the last month of each calendar quarter) during each of Borrower's fiscal years, a company prepared balance sheet, income statement, and statement of cash flow covering Borrower's operations during such period; and (b) as soon as available, but in any event within 90 days after the end of each of the fiscal years of Borrower and the Parent Company, (i) consolidated and consolidating financial statements of the Parent Company for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any Default or Event of Default, and (ii) unaudited consolidated financial statements of Borrower for each such fiscal year, together with a certificate of the chief financial officer of Borrower addressed to Foothill stating that such officer does not have knowledge of the existence of any Default or Event of Default. Such financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, if prepared, such accountants' letter to management. If Borrower is a parent company of one or more Subsidiaries, or is a Subsidiary of another company, then, in addition to the financial statements referred to above, Borrower agrees to deliver unaudited financial statements prepared on a consolidating basis so as to present Borrower and each such related entity separately, and on a consolidated basis.

                  Within the times required in Section 6.3(a), together with the financial statements provided pursuant to Section 6.3(a), Borrower shall deliver to Foothill a certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of Borrower, (ii) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (iii) for each quarter that also is the date on which a financial covenant in
SECTION 7.20 is to be tested, a Compliance Certificate demonstrating in reasonable detail compliance at the end of such period with the applicable financial covenants contained in SECTION 7.20, and (iv) on the date of delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto).

                  Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning Borrower that Foothill may request. Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill, in its Permitted Discretion, any information they may have regarding Borrower's financial transactions and financial condition (except any information or documentation which is protected from disclosure to Foothill by the attorney-client privilege or the disclosure of which would violate securities laws pertaining to the securities of the Parent Company).

           6.4 TAX RETURNS. Deliver to Foothill copies of each of Borrower's future federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

           6.5    PARENT COMPANY REPORTS.   Together with all financial
statements, reports and certificates described above, cause to be delivered to Foothill the Parent Company's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by the Parent Company with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by Borrower to its shareholders, and any other report reasonably requested by Foothill relating to the financial condition of Borrower; and cause the Parent Company to deliver to Foothill true and complete copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

           6.6 RETURNS. Cause returns and allowances, if any, as between Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Borrower accepts such return, issue a credit memorandum (and upon Foothill's request, send copies thereof to Foothill) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Foothill consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor.

           6.7    [Intentionally Omitted].

           6.8 MAINTENANCE OF EQUIPMENT. Maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, Borrower shall not permit any item of Equipment to become a fixture to real estate or an accession to other property, and such Equipment shall at all times remain personal property.

           6.9 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that Borrower has made such payments or deposits.

           6.10   INSURANCE.

                  (a) At its expense, keep the Collateral of Borrower insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to Borrower's ownership and use of the Collateral of Borrower, as well as insurance against larceny, and embezzlement.

                  (b)    [Intentionally Omitted]

                  (c)    [Intentionally Omitted]

                  (d) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of California. All hazard insurance and such other insurance as Foothill shall specify, shall contain a California Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Foothill, showing Foothill as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this SECTION 6.10 shall contain an agreement by the insurer that it will not cancel such policy except after 30 days prior written notice to Foothill and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Borrower or Foothill which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Borrower shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

                  (e) Original policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill at least 30 days prior to the expiration of the existing or preceding policies. Borrower shall give Foothill prompt notice of any loss covered by such insurance, and Foothill shall have the right to adjust any loss. Foothill shall have the exclusive right to adjust all losses payable under any such insurance policies in excess of $250,000, without any liability to Borrower whatsoever in respect of such adjustments. To the extent any Obligations are outstanding, any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to Foothill to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to Borrower under stage payment terms satisfactory to Foothill for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

                  (f) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this SECTION 6.10, unless Foothill is included thereon as named insured with the loss payable to Foothill under a standard California 438BFU (NS) Mortgagee endorsement, or its local equivalent. Borrower immediately shall notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Foothill.

           6.11 NO SETOFFS OR COUNTERCLAIMS. Make payments hereunder and under the other Loan Documents by or on behalf of Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

           6.12 LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment only at the locations identified on SCHEDULE 6.12 or in transit between such locations; PROVIDED, HOWEVER, that Borrower may amend SCHEDULE
6.12 so long as such amendment occurs by written notice to Foothill not less than 21 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected (to the extent regulated by the Code) Foothill's security interests in such assets and also provides to Foothill a Collateral Access Agreement.

           6.13 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental
Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than a failure to comply with laws, rules, regulations, and orders which, individually or in the aggregate, would not cause and could not reasonably be expected to cause a Material Adverse Change.

           6.14   EMPLOYEE BENEFITS.

                  (a) Cause to be delivered to Foothill: (i) promptly, and in any event within 10 Business Days after the Parent Company, Borrower or any of its Subsidiaries knows that an ERISA Event has occurred that reasonably could be expected to result in a Material Adverse Change, a written statement of the chief financial officer of Borrower describing such ERISA Event and any action that is being taking with respect thereto by Borrower, any such Subsidiary or, to Borrower's knowledge, ERISA Affiliate, and any action taken or threatened by the IRS, Department of Labor, or PBGC,
(ii) promptly, and in any event within 3 Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate with respect to such request, and (iii) promptly, and in any event within 3 Business Days after receipt by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice. Borrower or such Subsidiary, as applicable, shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor.

                  (b) Cause to be delivered to Foothill, upon Foothill's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of the Parent Company, Borrower or its Subsidiaries; (ii) the most recent determination letter issued by the IRS with respect to each Benefit Plan; (iii) for the three most recent plan years, annual reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by

Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to the Parent Company, Borrower or, to Borrower's knowledge, any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of the Parent Company, Borrower or its Subsidiaries under any Retiree Health Plan.

           6.15 LEASES. Pay when due all rents and other amounts payable under any leases to which Borrower is a party or by which Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that Borrower fails timely to make payment of such rents and other amounts payable when due under its leases, Foothill shall be entitled, in its Permitted Discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base.

           6.16 INVOICE PRACTICES. Commencing no later than the time provided by SECTION 3.3(b) above, expressly provide in writing, in all invoices and other contracts generating or otherwise evidencing the creation of Accounts, that Borrower is the seller of the goods or provider of the Services therein described, using the Borrower's full legal name, Aldila Golf Corp.

     7.    NEGATIVE COVENANTS.

           Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not do any of the following without Foothill's prior written consent:

           7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                  (a) Indebtedness evidenced by this Agreement, together with Indebtedness to issuers of letters of credit that are the subject of L/C Guarantees;

                  (b) Indebtedness set forth in the latest financial statements of Borrower submitted to Foothill on or prior to the Closing Date;

                  (c)    Indebtedness secured by Permitted Liens;

                  (d) Other than the CIGNA Indebtedness, refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this SECTION 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness; and

                  (e) With respect to the CIGNA Indebtedness, those waivers of failures to meet the financial covenant, contained in Section 6.6 of the CIGNA Debenture, and any amendment thereof, but only if such waivers or amendments will not cause or result in a Material Adverse Change.

           7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under SECTION 7.1(d) and so long as the replacement Liens only encumber those assets or property that secured the original Indebtedness or permitted replacements thereof).

           7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

           7.4 DISPOSAL OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of any of Borrower's properties or assets other than the following, in each case in the ordinary course of Borrower's business as currently conducted: (i) sales of Inventory to buyers, and other dispositions of damaged, defective, or commercially unsaleable Inventory; (ii) so long as there is no outstanding balance owing to Foothill under the Term Loan, (A) sales of obsolete Equipment, and (B) sales of replaced Equipment, provided that all corresponding replacement Equipment shall become Collateral hereunder subject to Foothill's first priority security interest therein;
(iii) so long as there is and remains an outstanding balance under the Term Loan, sales or other dispositions of defective or obsolete Equipment for cash, provided that (A) the total aggregate value of all such Equipment for which values have not been assigned by Foothill pursuant to Foothill's most recent appraisal ("Appraised Value"), and which is sold or otherwise disposed of in any one (1) year commencing on the Closing Date, shall not exceed $50,000, (B) the total aggregate value of all such Equipment for which Appraised Values have been assigned by Foothill ("Appraised Collateral"), and which is sold or otherwise disposed of in any such year, shall not exceed $10,000, (C) Borrower shall notify Foothill of the terms of each sale or other disposition of such Appraised Collateral in writing (identifying each item of Equipment and the corresponding cash payment received or to be received therefor) (1) at least five (5) Business Days in advance of each such sale or other disposition if the Appraised Value thereof would cause the total aggregate Appraised Value of such Appraised Collateral sold or disposed of in any such loan year to exceed $10,000, and (2) within thirty (30) days following the end of each such year if the total aggregate Appraised Value of such Appraised Collateral sold or disposed of in such loan year does not exceed $10,000, and (D) Borrower shall pay to Foothill all proceeds of any and all such sales or other dispositions under clause (iii)(A) or (B) of this Section 7.4, immediately upon Borrower's receipt of payment therefor.

           7.5 CHANGE NAME. Change Borrower's name, FEIN, organizational structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

           7.6 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Foothill.

           7.7 NATURE OF BUSINESS. Make any change in the principal nature of Borrower's business.

           7.8    PREPAYMENTS AND AMENDMENTS.

                  (a)    Except in connection with a refinancing permitted by
SECTION 7.1(d), prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and

                  (b) Directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under SECTIONS 7.1(b), (c), (d), OR (e), EXCEPT AS EXPRESSLY PERMITTED BY SECTIONS 7.1(d) AND 7.1(e).

           7.9 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

           7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

           7.11 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of Borrower's capital stock, of any class, whether now or hereafter outstanding; provided, however, that so long as no Event of Default has occurred and is then continuing, or would result therefrom, Borrower shall be entitled to make distributions to or for the account of the Parent Company for purposes of, and to the extent reasonably necessary for, paying off the existing indebtedness owed to the Existing Lender as herein contemplated and to make regularly scheduled payments upon the CIGNA Indebtedness.

           7.12 ACCOUNTING METHODS. Unless required under GAAP, modify or change its method of accounting or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm or service bureau agreeing to provide Foothill information regarding the Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any accounting information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such accounting information.

           7.13 INVESTMENTS. Except for investments of excess cash in accordance with Borrower's investment policy which are pledged to Foothill subject to an exclusive Control Agreement, directly or indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in connection with (a) the acquisition of the securities (whether debt or equity) of, or other interests in, a Person, (b) loans, advances, capital contributions, or transfers of property to a Person, except that so long as no Event of Default has occurred and is continuing, Borrower shall have the right (i) to make advances of funds to Aldila Materials Technology Corp. ("AMTC") to produce carbon fiber and fabricated prepreg materials and to fund its operations, at a rate of interest not lower than 5% per annum, provided that the outstanding unpaid balance of such indebtedness (the "AMTC Debt") shall not exceed at any time the sum of $24,500,000, provided, further, that to the extent the AMTC Debt is reduced, directly or indirectly, with proceeds of a sale or other transfer of all or any portion of Parent Company's equity ownership interest in AMTC or other joint venture or joint enterprise with one or more Persons other than the Borrower or any of its Affiliates (to the extent expressly permitted by Foothill), the maximum balance of the AMTC Debt permitted under this Section 7.13 shall likewise be reduced by the same amount, and (ii) so long as Borrower's Availability is and remains at least $1,000,000, to make advances of funds to any Subsidiary of Borrower to finance the operations of such Subsidiary in the ordinary course of its business, or (c) the acquisition of all or substantially all of the properties or assets of a Person.

           7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-Affiliate.

           7.15 SUSPENSION. Suspend or cease to continuously conduct a substantial portion of its business.

           7.16   [Intentionally omitted].

           7.17 USE OF PROCEEDS. Use the proceeds of the Advances and the Term Loan made hereunder for any purpose other than (i) on the Closing Date,
(y) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (z) to pay transactional costs and expenses incurred in connection with this Agreement, and (ii) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

           7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a Collateral Access Agreement with respect to such new location.
The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

           7.19 NO PROHIBITED TRANSACTIONS UNDER ERISA. Directly or indirectly:

                  (a) engage, or permit any Subsidiary of Borrower to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

                  (b) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

                  (c) fail, or permit any Subsidiary of Borrower to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                  (d) terminate, or permit any Subsidiary of Borrower to terminate, any Benefit Plan where such event would result in any liability of Borrower, any of its Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

                  (e) fail, or permit any Subsidiary of Borrower to fail, to make any required contribution or payment to any Multiemployer Plan;

                  (f) fail, or permit any Subsidiary of Borrower to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

                  (g) amend, or permit any Subsidiary of Borrower to amend, a Plan resulting in an increase in current liability for the plan year such that either of Borrower, any Subsidiary of Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

                  (h) withdraw, or permit any Subsidiary of Borrower to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;

which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of Borrower, any of its Subsidiaries or any ERISA Affiliate in excess of $50,000.

           7.20 FINANCIAL COVENANTS. Fail to maintain, or fail to cause the Parent Company to maintain, Tangible Net Worth at all times during and as of the end of each calendar quarter of the Parent Company's fiscal years, in the following amounts: (i) the sum of $29,000,000 PLUS the CIGNA Debt Differential, during and as of the end of each calendar quarter of Borrower's fiscal year ending December 31, 1999, (ii) the sum of $25,000,000 PLUS the CIGNA Debt Differential, during and as of the end of each calendar quarter of Borrower's fiscal year ending December 31, 2000, and (iii) the sum of $22,000,000 PLUS the CIGNA Debt Differential, during and as of the end of each calendar quarter of Borrower's fiscal year ending December 31, 2001. Each quarterly determination of Tangible Net Worth shall be adjusted to reflect the results contained in the audited consolidated and consolidating financial statements of the Parent Company for the corresponding fiscal year.

     8.    EVENTS OF DEFAULT.

           Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

           8.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations); PROVIDED, HOWEVER, that in the case of Overadvances that are caused by the charging of interest, fees, or Foothill Expenses to the Loan Account, such event shall not constitute an Event of Default if, within 3 Business Days of Borrower's receipt of telephonic or other notice of such Overadvance, Borrower eliminates such Overadvance;

           8.2 (a) If Borrower fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.2 [Collateral Reporting], 6.3 [Financial Statements, Reports, Certificates],
6.12 [Location of Equipment], 6.13 [Compliance with Laws], and 6.14 [Employee Benefits] hereof and such failure or neglect continues for a period of 5 days after the date of which such failure or neglect first occurs, (b) If Borrower fails to perform, keep, or observe any term, condition, covenant, or agreement contained in Sections 2 [Loans and Terms of Payment] (other than as expressly dealt with in Section 8.1), 6 [Affirmative Covenants] (other than a subsection of Section 6 that is dealt with elsewhere in this Section
8), 7 [Negative Covenants], and 11.3 [Indemnification] of this Agreement, or any comparable provision contained in any of the other Loan Documents; or (c) If Borrower fails to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in any Section of this Agreement (other than a Section that is expressly dealt with elsewhere in this Section
8), or under any of the other Loan Documents, and such failure or neglect is not cured within 15 days after the date on which such failure or neglect first occurs.

           8.3 If there is a Material Adverse Change (it being agreed that, if by virtue of a waiver or amendment permitted under Sections 5.16 and 7.1(e), any portion of the CIGNA Indebtedness becomes reclassified as a current liability under GAAP, such reclassification, in and of itself, shall not be deemed to constitute a Material Adverse Change, provided that such reclassification does not result in an acceleration of or any modification whatsoever of the payment schedule concerning the CIGNA Indebtedness or any material contractual obligation of Borrower);

           8.4 If any material portion of Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person; and the same is not discharged before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such property or asset is subject to forfeiture by Borrower; or

           8.5    If an Insolvency Proceeding is commenced by Borrower;

           8.6 If an Insolvency Proceeding is commenced against Borrower and any of the following events occur: (a) Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; PROVIDED, HOWEVER, that, during the pendency of such period, Foothill shall be relieved of its obligation to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower; or (e) an order for relief shall have been issued or entered therein;

           8.7 If Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, and such injunction, restraint, or other stay (i) does not cause or result in a Material Adverse Change, and (ii) is dismissed, discharged, set aside, removed, terminated or lifted, as a matter of law or order of a court of competent jurisdiction or other governmental agency or authority having jurisdiction to do so, within three (3) Business Days of the initial effective date thereof;

           8.8 If a notice of Lien (other than a Permitted Lien), levy, or assessment is filed of record with respect to any of Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of Borrower's properties or assets and the same is not paid on the payment date thereof; and the same is not released, discharged, or bonded against before the earlier of 30 days after the date it first arises or 5 days prior to the date when such asset is subject to being forfeited by Borrower;

           8.9 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower's properties or assets; and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such asset is subject to being forfeited by Borrower;

           8.10 If there is a default in any material agreement to which Borrower is a party with one or more third Persons (including, without limitation, the CIGNA Loan Documents), and such default (a) constitutes a failure to pay or perform Borrower's obligations thereunder at the final maturity thereof, or (b) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of Borrower's obligations thereunder;

           8.11 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

           8.12 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by Borrower or any officer, employee, agent, or director of Borrower, including, without limitation, Borrower's warranties and representations set forth in Section 5 of this Agreement, or if any such warranty or representation is withdrawn;

           8.13 If the security interest granted to Foothill by the Parent Company or any other Affiliate of Borrower under any Loan Document is limited or terminated by operation of law or by said grantor, or any such grantor becomes the subject of an Insolvency Proceeding; or

           8.14 If, at the time any payment of principal or interest is made by or for the account of the Parent Company upon the CIGNA Indebtedness, any Obligation hereunder in the form of the Term Loan remains unpaid and Borrower's Availability, computed immediately after making such payment, is less than $1,000,000.

     9.    FOOTHILL'S RIGHTS AND REMEDIES.

           9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                  (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Foothill;

                  (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Foothill, but without affecting Foothill's rights and security interests in the Collateral and without affecting the Obligations;

                  (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill reasonably considers advisable, and in such cases, Foothill will credit Borrower's Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

                  (e) Cause Borrower to hold all returned Inventory in trust for Foothill, segregate all returned Inventory from all other property of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of Foothill;

                  (f) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Collateral of Borrower. Borrower agrees to assemble the Collateral of Borrower if Foothill so requires, and to make the Collateral of Borrower available to Foothill as Foothill may designate. Borrower authorizes Foothill to enter the premises where the Collateral of Borrower is located, to take and maintain possession of the Collateral of Borrower, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Foothill's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

                  (g) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Foothill (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Foothill;

                  (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Foothill, and any amounts received in the Lockbox Accounts, to secure the full and final repayment of all of the Obligations;

                  (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral (other than Collateral owned by the Parent Company and covered by the Parent IP security Agreement or Parent Pledge and Security Agreement). Foothill is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral (other than Collateral owned by the Parent Company and covered by the Parent IP security Agreement or Parent Pledge and Security Agreement), in completing production of, advertising for sale, and selling any Collateral (other than Collateral owned by the Parent Company and covered by the Parent IP security Agreement or Parent Pledge and Security Agreement) and Borrower's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

                  (j) Sell the Collateral (other than Collateral owned by the Parent Company and covered by the Parent IP security Agreement or Parent Pledge and Security Agreement) at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Foothill determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                  (k) Foothill shall give notice of the disposition of the Collateral as follows:

                         (1)   Foothill shall give Borrower and each holder
of a security interest in the Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                         (2)   The notice shall be personally delivered or
mailed, postage prepaid, to Borrower as provided in SECTION 12, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Foothill;

                         (3)   If the sale is to be a public sale, Foothill
also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                  (l) Foothill may credit bid and purchase at any public sale; and

                  (m) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrower.

           9.2 REMEDIES CUMULATIVE. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

     10.   TAXES AND EXPENSES.

           If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines, in Foothill's Permitted Discretion, that such failure by Borrower could result in a Material Adverse Change, in its discretion and without prior notice to Borrower, Foothill may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in SECTION 6.10, and take any action with respect to such policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     11.   WAIVERS; INDEMNIFICATION.

           11.1 DEMAND; PROTEST; ETC. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which Borrower may in any way be liable.

           11.2 FOOTHILL'S LIABILITY FOR COLLATERAL. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

           11.3 INDEMNIFICATION. Borrower shall pay, indemnify, defend, and hold Foothill, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrower shall have no obligation to any Indemnified Person under this SECTION 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

     12.   NOTICES.

           Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Foothill, as the case may be, at its address set forth below:

           IF TO BORROWER:           Aldila Golf Corp.
                                     12140 Community Road
                                     Poway, California  92064-6871
                                     Attn: Robert Cierzan, Vice President
                                     Fax No. 619.513.1870

           WITH COPIES TO:           Fried, Frank, Harris, Shriver & Jacobson
                                     350 South Grand Avenue, 32nd Floor
                                     Los Angeles, California  90071
                                     Attn:  Edward Rosenthal, Esq.
                                     Fax No. 213.473.2222

           IF TO FOOTHILL:      FOOTHILL CAPITAL CORPORATION
                                     11111 Santa Monica Boulevard
                                     Suite 1500
                                     Los Angeles, California 90025-3333
                                     Attn:  Business Finance Division Manager
                                     Fax No. 310.478.9788

           WITH COPIES TO:           Jeffer, Mangels, Butler & Marmaro LLP
                                     2121 Avenue of the Stars, 10th Floor
                                     Los Angeles, California  90067-5010
                                     Attn:  Kenneth C. Bovard, Esq.
                                     Fax No. 310.203.0567

           The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this SECTION 12, other than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof (with certification) in the mail.
 Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail (with certification) or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

     13.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

           THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED BY THE CODE). THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS TO ENFORCE THE LOAN DOCUMENTS WITH RESPECT TO THE COLLATERAL UPON THE OCCURRENCE OF A DEFAULT THEREUNDER OR TO PERFECT ITS RIGHTS, REMEDIES AND INTERESTS WITH RESPECT TO THE COLLATERAL, AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     14.   DESTRUCTION OF BORROWER'S DOCUMENTS.

           All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return.

     15.   CONFIDENTIALITY

           With respect to any of Borrower's Trade Secrets, Foothill shall use its best efforts to maintain the confidentiality of such information consistent with and without limiting or restricting its rights, interests, and remedies as a lender and secured creditor of Borrower; provided, however, that Foothill shall not be prohibited from disclosing any information (a) to any assignees and participants as permitted under Section 16.2, (b) as required by law, rule, or regulation applicable to or governing the operations and administration of Foothill or any of its Affiliates, (c) which is readily available in public records or otherwise in the public domain,
(d) which has been disclosed to or known by any third party to whom Foothill discloses any such information, (e) to Foothill's auditors (internal and external), who shall be subject to the confidentiality provisions of this
SECTION 15, (f) as Foothill reasonably deems to be necessary or appropriate in connection with the performance and enforcement of the Loan Documents upon the occurrence of a Default, or (g) as otherwise permitted in writing by Borrower; provided, further, that Foothill shall not be liable for any consequential or punitive damages for any breach of the provisions of this
SECTION 15 or for any damages for any unauthorized disclosure by any third party agent of Foothill.

     16.   GENERAL PROVISIONS.

           16.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrower and Foothill.

           16.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties (including, without limitation, the provisions of SECTION 15 above); PROVIDED, HOWEVER, that Borrower may not assign this Agreement or any rights or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release Borrower from its Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder, provided that all such assignees and participants shall be bound by the provisions of Section 15. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to Borrower or Borrower's business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third Person.

           16.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

           16.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

           16.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

           16.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Foothill and Borrower.

           16.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

           16.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by Borrower, or any security interest granted by the Parent Company or any other Affiliate of Borrower hereunder, or the transfer by either or both of such parties to Foothill of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrower or the Parent Company or such other grantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

           16.9 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.

                                     ALDILA GOLF CORP.,
                                     a Delaware corporation


                                     By: /s/ Robert J. Cierzan
                                         -------------------------------------
                                     Title: Vice President



                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation


                                     By: /s/ Brian Duffy
                                         -------------------------------------
                                     Title: Vice President

                              SCHEDULES AND EXHIBITS

Schedule E-1                   Eligible Inventory Locations
Schedule P-1                   Permitted Liens
Schedule 5.8                   Subsidiaries
Schedule 5.10                  Litigation
Schedule 5.13                  ERISA Benefit Plans
Schedule 6.12                  Location of Inventory and Equipment


Exhibit A                      Borrower IP Security Agreement
Exhibit B                      Borrower Pledge and Security Agreement
Exhibit C                      Collateral Access Agreement
Exhibit D                      Compliance Certificate
Exhibit E                      Disbursement Letter
Exhibit F                      Lockbox Agreement
Exhibit G                      Parent IP Security Agreement
Exhibit H                      Parent Pledge and Security Agreement
Exhibit I                      Opinion of Counsel

                                                                      Exhibit A
                     INTELLECTUAL PROPERTY SECURITY AGREEMENT
                               [Aldila Golf Corp.]

     This Intellectual Property Security Agreement (the "Agreement"), dated as of July 9, 1999 is made by and between ALDILA GOLF CORP., a Delaware corporation (together with its successors and assigns "Borrower"), and FOOTHILL CAPITAL CORP., a California corporation (together with its successors and assigns, "Foothill"); with respect to the following facts:

     A. Borrower and Foothill have entered into that certain Loan and Security Agreement dated of even date herewith (as from time to time amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), pursuant to which Foothill has agreed to extend credit to or for the account of Borrower in the form of a revolving credit facility and term loan (such revolving credit facility and term loan are collectively referred to herein as the "Loans"), and Borrower granted a security interest in substantially all of Borrower's assets as security for all obligations and liabilities of Borrower for payment and performance under, arising out of or in connection with the Loan Agreement (all of such obligations and liabilities being hereinafter referred to as the "Obligations").

     B. Borrower and/or its parent has adopted certain trademarks and service marks, including those that have been registered, or for which registration applications are pending, that are identified herein and in SCHEDULE A annexed hereto and made a part hereof.

     C. Borrower and/or the Parent Company is the owner and holder of certain patents and patent applications, including those that have been registered, or for which registration applications are pending, that are identified herein and in SCHEDULE B annexed hereto and made a part hereof.

     D. Borrower is the owner of the copyrights in certain works of authorship, as described herein and in SCHEDULE C annexed hereto and made a part hereof.

     E. To induce Foothill to enter into the Loan Agreement and to extend credit thereunder, and to better evidence and perfect the liens granted to Foothill in the Loan Agreement, Borrower has agreed to pledge and grant a security interest in the IP Collateral (as hereinafter defined) as security for the Obligations.

     F. This Agreement is the Borrower IP Security Agreement as defined and described in the Loan Agreement. Except as otherwise expressly provided herein, all terms used in this Agreement beginning with a capital letter shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, IT IS AGREED that, for and in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Borrower hereby pledges and grants to Foothill a lien and security interest, subject only to Permitted Liens, in all of Borrower's right, title and interest in and to the following property and interests in property, whether now owned by Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "IP Collateral"):

           (a) all of Borrower's right, title and interest in and to trademarks, trade names, service marks, and all general intangibles of like nature, now existing or hereafter adopted or acquired by Borrower, together with the goodwill of Borrower's business connected with the use thereof and symbolized thereby, and all registration applications, registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Borrower, including, but not limited to, those described in SCHEDULE A annexed hereto and made a part hereof (to the extent owned by Borrower and not Parent Company), together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto (all of the foregoing assets encompassed by this subparagraph 1(a) being hereinafter collectively referred to as the "Trademarks");

           (b) all of Borrower's right, title and interest in and to all inventions and letters patent and registration applications therefor, and all registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Borrower, including, but not limited to, those described in SCHEDULE B annexed hereto and made a part hereof (to the extent owned by Borrower and not Parent Company), together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights to Borrower now in effect or entered into during the term of this Agreement and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all patentable inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation (all of the foregoing assets encompassed by this subparagraph 1(b) being hereinafter collectively referred to as the "Patents");

           (c) all of Borrower's right, title and interest in and to copyrights in works of authorship of any kind, and all registration applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Borrower, including, but not limited to, those described in SCHEDULE C annexed hereto and made a part hereof, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses thereof or pertaining thereto (all of the foregoing assets encompassed by this subparagraph 1(c) hereinafter collectively referred to as the "Copyrights");

           (d) all of Borrower's customer lists and other records of Borrower relating to the distribution of products bearing, constituting or incorporating the Trademarks, Patents and Copyrights; and

           (e) any and all proceeds of the foregoing, including, without limitation, the proceeds from any claims by Borrower against third parties for past, present or future infringement of the Trademarks, Patents or Copyrights and any royalties from licenses to third parties of the Trademarks, Patents or Copyrights.

Notwithstanding any of the foregoing premises to the contrary, the grant of a security interest as provided herein shall not extend to, and the term "IP Collateral" shall not include, any right, title or interest in or to property or interests of Borrower (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) to the extent required, Borrower has not received permission from licensor to grant such a security interest, or (ii) such property is otherwise not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto, whether such license or agreement is written, oral or implicit (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto, and such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of security interest shall extend to, and the term "IP Collateral" shall include, any proceeds of any property which is otherwise excluded under phrase (i) to the extent that assignment or encumbrance of such proceeds is not restricted.

           1. Borrower hereby represents, warrants, covenants and agrees as follows:

                  (a) Borrower and/or Parent Company has the sole, full and clear title to the Trademarks listed in SCHEDULE A for the goods and services with which such Trademarks are used (except as provided in paragraph 1(g) below and in SCHEDULE A attached hereto). Except as noted in SCHEDULE A, the registrations of the Trademarks are valid and subsisting and in full force and effect. Borrower has not granted a license or otherwise agreed to allow any third party, other than such licenses as are immaterial individually and in the aggregate, other than to Parent Company and Borrower's Subsidiaries in the ordinary course of their business, and other than as set forth in paragraph 2, to use any Trademark (except as provided in SCHEDULE A attached hereto). Borrower has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement to the extent that the failure to do so would cause a Material Adverse Change.

                  (b) To the extent Borrower now uses such Trademarks, Borrower (either itself or through its licensees) will continue to use the Trademarks listed in SCHEDULE A on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, free from any claim of abandonment for nonuse and Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, provided, however, that Borrower may abandon any Trademark if Borrower believes in its reasonable business judgment that such abandonment is in the best interest of Borrower's business, provided, further, that (i) to the extent practicable, Borrower gives Foothill prompt notice of Borrower's intent to abandon any Trademark, and (ii) such abandonment will not, solely by virtue of such abandonment, materially decrease the value of the IP Collateral.

                  (c) Borrower and/or Parent Company has the sole, full and clear title to the Patents shown on SCHEDULE B hereto and to Parent Company and such patents are valid and subsisting and in full force and effect and have not been adjudged or, to Borrower's knowledge, claimed invalid or unenforceable in whole or in part (except as provided in paragraph l(g) below and in SCHEDULE B attached hereto). Borrower has not granted a license or otherwise agreed to allow any third party, other than to Parent Company and Subsidiaries of Parent Company or Borrower in the ordinary course of business, and other than as set forth in paragraph 2, to use any Patent (except as provided in SCHEDULE B attached hereto). Borrower shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, and shall preserve and maintain all rights of any kind in the Patents, which, in each case, Borrower believes in its reasonable business judgment are in the best business interests of Borrower. Borrower believes that none of the Patents has been abandoned or dedicated and Borrower will not do any act, or omit to do any act, nor permit any licensee thereof to do any act whereby any Patent may become abandoned or dedicated and shall notify Foothill immediately if it knows that any material Patent may become abandoned or dedicated, provided, however, that Borrower may abandon any Patent if Borrower believes in its reasonable business judgment that such abandonment is in the best interest of Borrower's business, provided, further, that (i) to the extent practicable, Borrower gives Foothill prompt notice of Borrower's intent to abandon any Patent, and
(ii) such abandonment will not, solely by virtue of such abandonment, materially decrease the value of the IP Collateral.

                  (d) Borrower (either itself or through its licensees) will place appropriate notice of copyright on all copies embodying registered copyrighted works which are publicly distributed and Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain except to the extent that Borrower, in its reasonable business judgment, determines otherwise.

                  (e) Borrower will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to

Foothill and suitable for recording with (i) the United States Patent and Trademark Office and the United States Register of Copyrights, and (ii) the appropriate offices and agencies of foreign jurisdictions reasonably requested by Foothill at any time to evidence, perfect, maintain, record or enforce Foothill's interest in the IP Collateral or otherwise in furtherance of the provisions of this Agreement. Borrower hereby authorizes Foothill to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the IP Collateral signed only by Foothill (with a copy sent to Borrower).

                  (f) In the event that Borrower, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any Copyright with the United States Register of Copyrights, or for the registration of any Patent, Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed (except as a licensee), or become entitled to the benefit of any patent application or any patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension (except as a licensee), Borrower shall execute and deliver any and all assignments, agreements, instruments, documents and papers as are necessary or appropriate or as Foothill may reasonably request to evidence Foothill's interest in such Trademark, Patent or Copyright and the goodwill and general intangibles of Borrower relating thereto or represented thereby. Borrower hereby constitutes Foothill, or its agent, or its attorney-in-fact, to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full. Borrower authorizes the amendment of the schedules hereto to include any future Trademark, Patent or Copyright registrations or registration applications which may be acquired or made by Borrower (except as a licensee).

                  (g) Borrower has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent Borrower from complying with the terms hereof, provided, however, Borrower may enter into or maintain in effect such license agreements (including, without limitation, those set forth on SCHEDULES A, B AND C hereto) with respect to the IP Collateral as Borrower believes in its reasonable business judgment are in the best interest of Borrower's business. The IP Collateral is not, to Borrower's knowledge, now, and at all times will not be, subject to any liens, charges, mortgages, assignments, security interests, licenses, claims, shop rights, covenants not to sue third persons, or encumbrances of any nature whatsoever, except in favor of Foothill and except for Permitted Liens; provided, however, Borrower may enter into such license agreements with respect to the IP Collateral as Borrower believes in its reasonable business judgment are in the best interest of Borrower's business. To the best knowledge of Borrower, none of the IP Collateral is subject to any claims of any other party (except (i) for permitted use by licensees or (ii) with respect to any use of any IP Collateral of which Borrower is the licensee), except as may be indicated on SCHEDULES A, B AND C to this Agreement.

                  (h) Except for Permitted Liens, for licenses to licensees, and to the extent that Foothill, upon prior notice from Borrower, shall consent, Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant any exclusive licenses that are material individually or in the aggregate, or otherwise dispose of any of the IP Collateral, and nothing in this Agreement shall be deemed a consent by Foothill to any such action except as expressly permitted herein or to the extent that Borrower, in its reasonable business judgment, determines otherwise.

                  (i) As of the date hereof Borrower has no Trademarks, Patents or Copyrights registered, or which are the subject of any pending application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those of Borrower and/or Parent Company identified in SCHEDULES A, B AND C hereto.

                  (j) Borrower will take all commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each registration application and registration of the IP Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 1(b) and 1(c) hereof). To the extent practicable, Borrower shall notify Foothill promptly if any registration application or registration relating to any IP Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding Borrower's ownership of such Patent or Trademark, its right to register same, or to keep or maintain the validity of same.

                  (k) In the event that Borrower acquires actual knowledge that any Trademark, Patent or Copyright is infringed, misappropriated or diluted by a third party, Borrower shall promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefor, unless Borrower shall determine in its reasonable business judgment that such suit is not in the best interest of Borrower's business, and Borrower shall take such other actions reasonably required to protect such

Trademark, Patent or Copyright as Borrower shall deem appropriate in its reasonable business judgment under the circumstances. Upon and during the continuance of an Event of Default, Foothill shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event Borrower shall, at the reasonable request of Foothill, do any and all lawful acts requested by Foothill and execute any and all documents required by Foothill to aid such enforcement, and Borrower shall, upon demand, promptly reimburse and indemnify Foothill for all costs and expenses reasonably incurred in such enforcement.

           2.     Notwithstanding anything in this Agreement to the contrary:

                  (a) Foothill acknowledges that, in Borrower's normal business practices, Borrower (including its Subsidiaries) has been granted certain licenses to do, among other things, the following: (i) to access and use intellectual property rights (such as product designs) owned by its customers and others in the design, manufacture and sale of products to or on behalf of such customers, (ii) to affix evidence of ownership of intellectual property rights (such as trademarks) by its customers and others to products manufactured and sold to or on behalf of such customers, and (iii) to affix evidence of ownership of intellectual property rights by its customers and others, and/or to affix evidence of ownership of intellectual property rights by Borrower (or Parent Company), to products manufactured by third parties. Foothill understands that many of those licenses are not evidenced in writing, but are oral or implied. Foothill agrees that, to the extent such licenses do not entitle any person other than Foothill, or its successors and assigns, to realize on the Collateral, (i) the existence and use of such licenses shall in no event constitute a breach of the terms of this Agreement and the other Loan Documents and (ii) Borrower makes no representation or warranty as to whether Foothill can create an enforceable security interest in such licenses or in the intellectual property rights owned by any person other than Borrower.

                  (b) Foothill acknowledges that, in Borrower's normal business practices, Borrower (including its Subsidiaries) routinely (but not always) does not affix any of Borrower or Parent Company's trademarks, or other evidence of ownership of intellectual property rights (such as patents) by Borrower or Parent Company, on products that Borrower manufactures and sells. Foothill agrees that such practices shall in no event constitute a breach of the terms of this Agreement and the other Loan Documents.

           3. Upon an Event of Default, in addition to all other rights and remedies provided for in the Loan Documents (as defined in the Loan Agreement), all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Borrower, Foothill shall have the following rights and remedies:

                  (a) Foothill may (without assuming any obligations or liability thereunder), at any time and in a commercially reasonable manner, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any one or more license agreements with respect to the IP Collateral, and take or refrain from taking any action under any thereof, and Borrower hereby releases Foothill from, and agrees to hold Foothill free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement except for such acts or omissions that constitute gross negligence or willful misconduct;

                  (b) Foothill may, at any time and from time to time, upon five (5) days' prior notice to Borrower, assign, sell, or otherwise dispose of the IP Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the IP Collateral or any part of it, and do all other acts and things for completing the assignment, sale or disposition which Foothill shall, in its sole discretion, deem appropriate or proper, but in all cases in accordance with the provisions of
Section 9.1(k) of the Loan Agreement;

                  (c) In addition to the foregoing, in order to implement the assignment, sale, license or other disposal of any of the IP Collateral pursuant to subparagraphs 3(a) and (b) hereof, Foothill may, at any time, pursuant to the authority granted in the Power of Attorney described in paragraph 4 hereof (such authority becoming effective upon an Event of Default), execute and deliver on behalf of Borrower one or more instruments of assignment sale, license or other disposition of the IP Collateral. Borrower agrees to pay when due all reasonable costs incurred in any such transfer of the IP Collateral, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Foothill may apply the proceeds actually received from any such license, assignment, sale or other disposition in accordance with paragraph (d) of this Section 3; and Borrower shall remain liable and will pay Foothill on demand any deficiency remaining, together with interest thereon at a rate equal to the rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Foothill to take any such action at any time; and

                  (d) Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the IP Collateral pursuant hereto, shall be applied to the Obligations until the Obligations shall have been paid in full in cash.

           4. Concurrently with the execution and delivery hereof, Borrower is executing and delivering to Foothill, in the form of EXHIBIT A and EXHIBIT B hereto, respectively, two originals of a Power of Attorney for the implementation of any assignment, sale or other disposition of the Trademarks or Patents or any of them pursuant to paragraphs 3(a) and (b) hereof.

           5. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been properly authorized by the board of directors of Borrower and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, permitted assigns or other legal representatives of Borrower, and shall, together with the rights and remedies of Foothill hereunder inure to the benefit of Foothill, its successors, permitted assigns or other legal representatives. This Agreement, the Obligations and the IP Collateral shall be governed in all respects by the laws of the United States and the laws of the State of California. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

           6. This Agreement shall continue to be effective and shall be reinstated in the event that at any time after the Obligations have been paid in full, any payment of the Obligations is rescinded or must otherwise be restored or returned by Foothill.

           7. Upon payment and performance by Borrower of all of the Obligations (other than indemnification obligations for which no claim has been made) and upon the termination of the Loan Agreement, this Agreement shall terminate and Foothill shall execute, file and record in each office in which any financing statement or assignment relative to the IP Collateral, or any part thereof, shall have been filed, a termination statement, assignment or other appropriate instrument releasing its interest therein, all without recourse to or warranty by Foothill and at the sole cost and expense of the Borrower.

           8. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

           IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered on the day and year first above written.

ALDILA GOLF CORP.


By:
    ---------------------------------
Its:
     --------------------------------

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT
                              [ALDILA GOLF CORP.]
                                   SCHEDULE A
                           DESCRIPTION OF TRADEMARKS

TRADEMARKS Registered with The United States Patent and Trademark Office

TRADEMARK                        STATUS                APP. NO.              REG. NO.             CLASS
---------                        ------                --------              --------             -----
A (STYLIZED LETTERS)             Registered            Registered            1,101,602            28

A-S-D                            Registered            Registered            1,847,770            28

ALDA HM-40                       Registered            Registered            1,503,141            28

ALDA V                           Registered            Registered            1,959,949            28

ALDALITE                         Registered            Registered            1,774,311            28

ALDILA                           Registered            Registered            1,029,465            28

FLOPSTER                         PENDING               75/290,832            PENDING              28

GLT                              Registered            Registered            1,216,930            28

HM-30                            Registered            Registered            1,643,734            28

HM-35                            Registered            Registered            1,895,198            28

HM-40                            Registered            Registered            1,895,199            28

HM-50                            Registered            Registered            1,630,971            28

HM-55                            Registered            Registered            1,630,973            28

LOBSTER                          Registered            Registered            2,204,505            28

LONGWOOD                         PENDING               75/122,477            PENDING              28

POWERED BY ALDILA (& DESIGN)     PENDING               75/122,477            PENDING              28

PROVEN BY                        Registered            Registered            1,519,962            28
PERFORMANCE

SMOOTH FLEX                      Registered            Registered            2,005,036            28

TGI                              Registered            Registered            1,855,842            28

TRU TORQUE                       Registered            Registered            1,216,013            28

VELOCITOR                        Registered            Registered            1,659,896            28

DESIGN (STYLIZED LETTER A)       PENDING               75/553,601            PENDING              28

TRADEMARKS Registered in Foreigh Jurisdictions

TRADEMARK                             STATUS          APP. NO.        REG. NO.          CLASS      COUNTRY
---------                             ------          --------        --------          -----      -------

ALDILA (STYLIZED LETTERS)             Registered      Registered      1045484           28         United Kingdom

ALDILA                                Registered      Registered      1018307           28         United Kingdom

ALDILA                                PENDING         223081          PENDING           28         Community

CANNON(1)                             Registered      Registered      TMA218,790        28         Canada

ALDA VIII                             Registered      Registered      TMA215,996        28         Canada

ALDILA (& DESIGN)                     Registered      Registered      TMA217,731        28         Canada

A (& DESIGN)                          Registered      Registered      TMA219,934        28         Canada

ALDILA GOLF SHAFTS                    Registered      Registered      TMA233,609        28         Canada
(& DESIGN)

ALDILA (& DESIGN)                     Registered      Registered      TMA201,477        28         Canada

ALDILA                                Registered      Registered      TMA201,476        28         Canada

ALDILA                                Registered      Registered      A289273           28         Australia

ALDILA                                Registered      Registered      21526             28         Brunei

ALDILA                                Registered      Registered      992059            28         China P.R.

ALDILA                                Registered      Registered      1447316           24         Japan

ALDILA                                Registered      Registered      1456029           24         Japan

ALDILA IN KATAKANA                    Registered      Registered      1320939           24         Japan

ALDA HM-20                            Registered      Registered      230141            00000      South Korea

ALDA HM-30                            Registered      Registered      230142            00000      South Korea

ALDA HM-40                            Registered      Registered      230143            00000      South Korea

ALDA HM-55                            Registered      Registered      230144            00000      South Korea

ALDILA                                PENDING         96-18205        PENDING           43         South Korea

ALDILA                                Registered      Registered      93/03076          28         Malaysia

ALDILA                                Registered      Registered      414427            28         Mexico


--------
(1)  It is unclear whether this mark is owned (a) by Borrower or Parent Company or (b) by an unrelated entity with a name similar to that of Parent
     Company. Borrower and Parent Company make no representations, warranties, covenants or other agreements with respect to this mark.


                                      11


HM-30                                 Registered      Registered      416409            28         Mexico

HM-40                                 Registered      Registered      416410            28         Mexico

HM-55                                 Registered      Registered      416411            28         Mexico

QUESTAR                               Registered      Registered      41642             28         Mexico

ALDILA                                PENDING         85873           PENDING           28         Philippines

ALDILA                                Registered      Registered      3413/93           28         Singapore

ALDA VIII                             Registered      Registered      161920            28         Sweden

ALDA HM                               Registered      Registered      527732            00000      Taiwan

ALDILA                                PENDING         7950427         PENDING                      Taiwan

ALDILA                                Registered      Registered      KOR 15577         28         Thailand

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT
                             [ALDILA GOLF CORP.]
                                  SCHEDULE B
                            DESCRIPTION OF PATENTS


None.

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT
                             [ALDILA GOLF CORP.]
                                  SCHEDULE C
                          DESCRIPTION OF COPYRIGHTS


COPYRIGHTS Recorded with The United States Copyright Office

 Copyright No.             Reg. Date          Title
--------------             ---------          -----
 VU 515-407                08/27/92           ALDILA CUSTOMER SHAFT
                                              ADVERTISEMENT

 VU 515-406                07/31/92           ALDILA NEW PRODUCT SHAFT
                                              ADVERTISEMENT

                               POWER OF ATTORNEY
                                TRADEMARK ASSETS

     Pursuant to the terms of that certain Loan and Security Agreement and that certain Intellectual Property Security Agreement, both of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, Aldila Golf Corp., formerly known as Aldila, Inc., a Delaware corporation (the "Company"), hereby grants to Foothill Capital Corporation, a California corporation (together with its successors and assigns, "Foothill"), a power of attorney, exercisable only upon an Event of Default (as defined in the Loan and Security Agreement, dated July 9, 1999, between the Company and Foothill):

           (i) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the trademarks listed on SCHEDULE A attached hereto, including the registrations and applications to register such trademarks and all goodwill associated with such trademarks;

           (ii) to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Foothill were the Company at all appropriate times; and

           (iii) to receive and retain consideration, including money, in connection with and in payment for any such transfer.

           All transfers and such acts as described above are hereby ratified and confirmed by the Company.

           This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Foothill.

Dated as of July 9, 1999.

                                        ALDILA GOLF CORP.,
                                        a Delaware corporation


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:

SUBSCRIBED AND SWORN TO
before me this 9th day of July, 1999.
     Notary Public  [Seal]

                      POWER OF ATTORNEY-TRADEMARK ASSETS
                             [ALDILA GOLF CORP.]
                                  SCHEDULE A
                          DESCRIPTION OF TRADEMARKS

TRADEMARKS Registered with The United States Patent and Trademark Office

TRADEMARK                        STATUS                APP. NO.              REG. NO.             CLASS
---------                        ------                --------              --------             -----
A (STYLIZED LETTERS)             Registered            Registered            1,101,602            28

A-S-D                            Registered            Registered            1,847,770            28

ALDA HM-40                       Registered            Registered            1,503,141            28

ALDA V                           Registered            Registered            1,959,949            28

ALDALITE                         Registered            Registered            1,774,311            28

ALDILA                           Registered            Registered            1,029,465            28

FLOPSTER                         PENDING               75/290,832            PENDING              28

GLT                              Registered            Registered            1,216,930            28

HM-30                            Registered            Registered            1,643,734            28

HM-35                            Registered            Registered            1,895,198            28

HM-40                            Registered            Registered            1,895,199            28

HM-50                            Registered            Registered            1,630,971            28

HM-55                            Registered            Registered            1,630,973            28

LOBSTER                          Registered            Registered            2,204,505            28

LONGWOOD                         PENDING               75/122,477            PENDING              28

POWERED BY ALDILA (& DESIGN)     PENDING               75/122,477            PENDING              28

PROVEN BY                        Registered            Registered            1,519,962            28
PERFORMANCE

SMOOTH FLEX                      Registered            Registered            2,005,036            28

TGI                              Registered            Registered            1,855,842            28

TRU TORQUE                       Registered            Registered            1,216,013            28

VELOCITOR                        Registered            Registered            1,659,896            28

DESIGN (STYLIZED LETTER A)       PENDING               75/553,601            PENDING              28

TRADEMARKS Registered in Foreigh Jurisdictions

TRADEMARK                             STATUS          APP. NO.        REG. NO.          CLASS      COUNTRY
---------                             ------          --------        --------          -----      -------
ALDILA (STYLIZED LETTERS)             Registered      Registered      1045484           28         United Kingdom

ALDILA                                Registered      Registered      1018307           28         United Kingdom

ALDILA                                PENDING         223081          PENDING           28         Community

CANNON(2)                             Registered      Registered      TMA218,790        28         Canada

ALDA VIII                             Registered      Registered      TMA215,996        28         Canada

ALDILA (& DESIGN)                     Registered      Registered      TMA217,731        28         Canada

A (& DESIGN)                          Registered      Registered      TMA219,934        28         Canada

ALDILA GOLF SHAFTS                    Registered      Registered      TMA233,609        28         Canada
(& DESIGN)

ALDILA (& DESIGN)                     Registered      Registered      TMA201,477        28         Canada

ALDILA                                Registered      Registered      TMA201,476        28         Canada

ALDILA                                Registered      Registered      A289273           28         Australia

ALDILA                                Registered      Registered      21526             28         Brunei

ALDILA                                Registered      Registered      992059            28         China P.R.

ALDILA                                Registered      Registered      1447316           24         Japan

ALDILA                                Registered      Registered      1456029           24         Japan

ALDILA IN KATAKANA                    Registered      Registered      1320939           24         Japan

ALDA HM-20                            Registered      Registered      230141            00000      South Korea

ALDA HM-30                            Registered      Registered      230142            00000      South Korea

ALDA HM-40                            Registered      Registered      230143            00000      South Korea

ALDA HM-55                            Registered      Registered      230144            00000      South Korea

ALDILA                                PENDING         96-18205        PENDING           43         South Korea

ALDILA                                Registered      Registered      93/03076          28         Malaysia

ALDILA                                Registered      Registered      414427            28         Mexico

--------
(2)  It is unclear whether this mark is owned (a) by Borrower or Parent Company or (b) by an unrelated entity with a name similar to that of Parent
     Company. Borrower and Parent Company make no representations, warranties, covenants or other agreements with respect to this mark.




                                      18

HM-30                                 Registered      Registered      416409            28         Mexico

HM-40                                 Registered      Registered      416410            28         Mexico

HM-55                                 Registered      Registered      416411            28         Mexico

QUESTAR                               Registered      Registered      41642             28         Mexico

ALDILA                                PENDING         85873           PENDING           28         Philippines

ALDILA                                Registered      Registered      3413/93           28         Singapore

ALDA VIII                             Registered      Registered      161920            28         Sweden

ALDA HM                               Registered      Registered      527732            00000      Taiwan

ALDILA                                PENDING         7950427         PENDING                      Taiwan

ALDILA                                Registered      Registered      KOR 15577         28         Thailand

                              POWER OF ATTORNEY
                                PATENT ASSETS

            Pursuant to the terms of that certain Loan and Security Agreement and that certain Intellectual Property Security Agreement, both of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, Aldila Golf Corp., formerly known as Aldila, Inc., a Delaware corporation (the "Company"), hereby grants to Foothill Capital Corporation, a California corporation (together with its successors and assigns, "Foothill"), a power of attorney, exercisable only upon an Event of Default (as defined in the Loan and Security Agreement, dated July 9, 1999, between the Company and Foothill):

     (i) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the patents listed on SCHEDULE A attached hereto, including the registrations and applications to register such patents;

     (ii) to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Foothill were the Company at all appropriate times; and

     (iii) to receive and retain consideration, including money, in connection with and in payment for any such transfer.

            All transfers and such acts as described above are hereby ratified and confirmed by the Company.

            This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Foothill.

Dated as of July 9, 1999.

                                        ALDILA GOLF CORP.,
                                        a Delaware corporation


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:

SUBSCRIBED AND SWORN TO
before me this 9th day of July, 1999.

Notary Public  [Seal]

                       POWER OF ATTORNEY-PATENT ASSETS
                             [ALDILA GOLF CORP.]
                                  SCHEDULE A
                            DESCRIPTION OF PATENTS


None.

                                                                       Exhibit B

                         STOCK PLEDGE AND SECURITY AGREEMENT
                                 [Aldila Golf Corp.]

     This Stock Pledge and Security Agreement (this "Pledge Agreement") is executed and delivered as of the 9th day of July, 1999, by ALDILA GOLF CORP., a Delaware corporation ("Pledgor"), to and in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with respect to the following facts:

     A. Pledgor and Foothill have entered into that certain Loan and Security Agreement (the "Loan Agreement"), and certain other agreements in connection therewith, all of even date herewith (collectively hereinafter referred to as the "Loan Documents"), pursuant to which Loan Documents Foothill has agreed to extend credit to or for the account of Pledgor.

     B. In order to induce Foothill to enter into the Loan Agreement and to accept all of the Loan Documents, and to make advances and otherwise extend credit to Pledgor thereunder, Pledgor has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by (i) executing and delivering to Foothill this Pledge Agreement, (ii) delivering to Foothill the Pledged Securities (hereinafter defined), together with appropriate powers and/or endorsements duly executed in blank by Pledgor, and (iii) delivering to Foothill any and all other documents which Foothill deems necessary to protect Foothill's interests hereunder or with respect to the Obligations.

     C. This Pledge Agreement is the Borrower Pledge and Security Agreement as defined and described in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

     1.    DEFINITIONS.

           (a) "Issuer" shall mean and include each of the corporations identified in EXHIBIT "A" hereto, which is incorporated herein by this reference, individually and collectively.

           (b) "Event of Default" shall have the meaning given in the Loan Agreement.

           (c) "Obligations" shall have the meaning set forth in the Loan Agreement.

           (d) "Pledge Agreement" shall mean and include this Stock Pledge and Security Agreement, as amended, modified or supplemented from time to time.

           (e) "Pledged Property" shall mean and include (i) the Pledged Securities together with all cash dividends, stock dividends, interest, profits, redemption, warrants, subscription rights, stock, securities, options, substitutions, exchanges and other distributions now or hereafter paid, delivered or distributed by Issuer or which may hereinafter be acquired by or delivered to the possession of Pledgor or Foothill with respect to the Pledged Property, (ii) Pledgor's records with respect to the foregoing and
(iii) all proceeds of all of the foregoing, regardless of form.

           (f) "Pledged Securities" shall mean the shares of stock described in EXHIBIT "A" attached hereto and incorporated herein by reference.

           (g) All other terms hereinbefore or hereinafter defined in this Pledge Agreement shall have the meanings herein assigned to such terms.

           (h) All terms not specifically defined herein which are defined in the California Uniform Commercial Code shall be construed in accordance with the definitions set forth therein. All references herein to the "UCC" shall mean the Uniform Commercial Code adopted by the California as the same may be amended from time to time.

     2.    GRANT OF SECURITY INTEREST

           As collateral security for the prompt and unconditional payment and performance when due of each and every one of the Obligations, Pledgor hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to Foothill and grants to Foothill a security interest in and lien upon all of the Pledged Property.

     3.    REPRESENTATIONS, WARRANTIES, COVENANTS AND WAIVERS

           Pledgor hereby covenants, represents and warrants with and to Foothill that (all of such covenants, representations and warranties being continuing in nature so long as any of the Obligations are outstanding):

           (a) The Pledged Securities are duly authorized, validly issued, fully paid and nonassessable securities of the Issuer; and are not registered, nor has Pledgor authorized the registration thereof, in the name of any person or entity other than Pledgor or Foothill; and, except as otherwise shown in Exhibit "A" hereto, constitute all issued and outstanding shares of the Issuers.

           (b) The Pledged Property is directly, legally and beneficially owned by Pledgor free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description except for the first and prior pledge and security interest with respect thereto in favor of Foothill and restrictions under applicable securities law.

           (c) The Pledged Property is not subject to any restrictions relative to the pledge or transfer thereof, except as noted on the certificates evidencing the Pledged Securities, and Pledgor has the right to transfer and hypothecate the Pledged Property free and clear of any liens, encumbrances or restrictions except as otherwise provided herein and restrictions under applicable securities law.

           (d) The Pledged Property is duly and validly pledged to Foothill, and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party was or is necessary to the validity and enforceability of this Pledge Agreement.

           (e) Pledgor authorizes Foothill to (i) store, deposit and safeguard the Pledged Property, (ii) perform any and all other acts which Foothill in good faith deems reasonable and/or necessary for the protection and preservation of the Pledged Property or its value or Foothill's security interest therein, including, without limitation, but only upon an Event of Default, transferring, registering or arranging for the transfer or registration of the Pledged Property to or in Foothill's own name and receiving the income therefrom as additional collateral for the Obligations and (iii) pay any charges or expenses which Foothill deems necessary for the foregoing purposes, but without any obligation to do so. Any obligation of Foothill for reasonable care for the Pledged Property in Foothill's possession shall be limited to the same degree of care required by Section 9207 of the UCC.

           (f) Pledgor will not exercise any right under any corporate security which might constitute the exercise of control by Foothill so as to make the Issuer thereof an affiliate of Foothill until after occurrence of an Event of Default.

           (g) Pledgor will pay all charges and assessments of any nature against the Pledged Property or with respect hereto prior to said charges and/or assessments being delinquent.

           (h) Pledgor shall promptly reimburse Foothill on demand, together with interest at the rate provided in the Loan Documents, for any charges, assessments or expenses paid or incurred by Foothill in its Permitted Discretion (as defined in the Loan Agreement) for the protection and preservation and maintenance of the Pledged Property and the enforcement of Foothill's rights hereunder, including, without limitation, reasonable attorneys' fees and legal expenses incurred by Foothill in seeking to protect, collect or enforce its rights in the Pledged Property or otherwise hereunder.

           (i) Pledgor shall furnish Foothill with such information concerning Issuer and the Pledged Property as Foothill may from time to time request, including, without limitation, current financial statements; PROVIDED that such information shall be deemed to be Trade Secrets within the meaning of the Loan Agreement if such information is of a type included in the definition of Trade Secrets contained in the Loan Agreement.

           (j) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire or have registered in its name any stock certificate, option or warrant with respect to the securities of Issuer (including, without limitation, any certificate representing a dividend on or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, Pledgor agrees to accept same as Foothill's agent, to hold same in trust for Foothill and to deliver same forthwith to Foothill or Foothill's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or duly executed appropriate powers and/or assignments, to be held by Foothill or Foothill's agent or bailee subject to the terms hereof. If any of the foregoing is at any time in uncertificated form, Pledgor shall register same with Foothill's security interest noted therein, as further security for the Obligations, unless such registration is not permitted under the laws of any nation in which any Issuer is incorporated.

           (k) During the term of this Pledge Agreement, Pledgor shall not directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Pledged Property.

           (l) So long as no Event of Default (as hereinafter defined) has occurred, Pledgor shall have the right to vote and exercise all corporate rights with respect to the Pledged Securities except as expressly prohibited herein.

           (m) Foothill may notify Issuer or the appropriate transfer agent of the Pledged Securities to register the security interest and pledge granted herein and honor the rights of Foothill with respect thereto.

           (n) Pledgor shall perform such further acts and execute such additional instruments as are reasonably required by Foothill to effectuate and implement this Pledge Agreement and the provisions hereof.

           (o) No action has been taken or is being taken by or is currently planned by Pledgor, or any agent acting on its behalf, which would cause this Pledge Agreement, the Obligations or the Loan Documents to violate any regulation of the Securities Exchange Act of 1934 or any other applicable law or regulation, in each case as now in effect or as the same may hereafter be amended or supplemented. Pledgor is not in the business of extending credit for the purpose of purchasing or carrying margin stocks or other securities.

           (p) Pledgor waives (i) all rights to require Foothill to proceed against any other person, entity or collateral or to exercise any remedy, (ii) the defense of the statute of limitations in any action upon any of the Obligations or other collateral. Foothill is entitled to all of the benefits of a secured party set forth in Section 9207 of the UCC.

     4.    REMEDIES AFTER DEFAULT

           Upon or subsequent to the occurrence of an Event of Default and continuation thereof, unless such Event of Default is waived, and subject to any restrictions set forth in the Loan Documents:

           (a) Foothill, at its option, shall be empowered to exercise its right to instruct the Issuer of the Pledged Securities (or the appropriate transfer agent of the Pledged Securities) to register any or all of the Pledged Securities and/or other Pledged Property in the name of

Foothill or in the name of Foothill's nominee, and Foothill may complete, in any manner Foothill may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Foothill. After said instruction, and without further notice, Foothill, in its sole and absolute discretion, shall have the exclusive right to exercise all voting and corporate rights with respect to the Pledged Securities and other Pledged Property and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities or the other Pledged Property as if Foothill were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Securities and other Pledged Property upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect to Issuer. Upon the exercise of any such rights, privileges or options by Foothill, Foothill shall have the right to deposit and deliver any and all of the Pledged Securities and other pledged property to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Foothill may determine, all without liability to Pledgor, except to account for property actually received by Foothill. However, Foothill shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Foothill) and shall not be responsible for any failure to do so or delay in doing so.

           (b) In addition to all the rights and remedies of a secured party under the California Uniform Commercial Code, Foothill shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person, to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Foothill's offices or elsewhere at such prices and on such terms as Foothill may deem commercially reasonable. The foregoing disposition(s) must be for cash or on credit or for future delivery without assumption of any credit risk by Foothill, with Foothill having the right to purchase all or any part of said Pledged Property so sold at any such sale or sales, public or private, free of any right or equity or redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping, maintenance, or disposition of any and all Pledged Property or in any way relating to the rights of Foothill hereunder (including, without limitation, reasonable attorneys' fees and legal expenses, including, without limitation, a reasonable estimate of the allocated cost of Foothill's in-house counsel and legal staff) shall be applied first to the satisfaction of the Obligations (in such order as Foothill may elect and whether or not due) and then to the payment of any amounts required by applicable law, including Section 9504(l)(c) of the UCC. Pledgor shall be liable to Foothill for the payment on demand of all such reasonable costs and expenses, together with interest at the rateset forth in the Loan Documents, together with any reasonable attorneys' fees if placed with an attorney for collection or enforcement. Pledgor agrees that notice given to it in the same manner given to Pledgor pursuant to Section 9.1(k) of the Loan Agreement is reasonable notification of such matters.

           (c) Pledgor recognizes that Foothill may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof, the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Foothill in its sole and absolute discretion is authorized to sell such Pledged Property or such part thereof by private sale in such matter and under such circumstances as Foothill or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration, as long as such sale is made in a commercially reasonable manner. Pledgor acknowledges that private sales so made may be at prices and other terms less favorable to the seller than if such Pledged Property were sold at public sale, and that Foothill has no obligation to delay the sale of any such Pledged Property for the period of time necessary to permit the Issuer of such Pledged Property, even if such Issuer would agree, to register such Pledged Property for public sale under such applicable securities laws. Pledgor agrees that any private sales made under the foregoing circumstances shall not be deemed to have been in a commercially unreasonable manner for the sole reason that it is a private sale.

           (d) All of Foothill's rights and remedies, including but not limited to the foregoing and those otherwise arising under this Pledge Agreement, the Loan Documents, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Foothill may deem expedient. No failure or delay on the part of Foothill in exercising any of its options, powers or rights or partial or single exercise thereof shall constitute a waiver of such option, power or right.

     5.    FURTHER ASSURANCES

           Pledgor agrees that at any time and from time to time upon the written request of Foothill, Pledgor will execute and deliver such further documents, including but not limited to irrevocable proxies or stock powers, in form satisfactory to counsel for Foothill, and will take or cause to be taken such further acts as Foothill may request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Foothill hereunder.

     6.    MISCELLANEOUS

           (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Foothill hereunder, as provided in Section 3(e) hereof, Foothill or Foothill's agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto. Foothill shall be obligated to return or release its security interest in the Pledged Property, at the sole expense of Pledgor, after all Obligations are indefeasibly paid in full and Foothill is under no further obligation to extend credit under the Loan Agreement.

           (b) No course of dealing between Pledgor and Foothill, nor any failure or delay by Foothill to exercise any right, power or privilege under this Pledge Agreement, the Loan Documents or under any other agreements, instruments and documents executed and delivered in connection therewith shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Foothill, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

           (c) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by Pledgor and Foothill.

           (d) The provisions of this Pledge Agreement and the Loan Documents are severable, and if any clause or provision hereof or thereof shall be held invalid or unenforceable in whole or in part or in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part hereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement or the Loan Documents in any jurisdiction.

           (e) This Pledge Agreement shall inure to the benefit of Pledgor and Foothill and their respective successors and assigns (but said assignee(s) shall be bound by Sections 16.2 and 15 of the Loan Agreement), and shall be binding upon Pledgor and its successors and assigns until all of the Obligations have been indefeasibly paid in full.

     7.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

           THE VALIDITY OF THIS PLEDGE AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (EXCEPT AS OTHERWISE PROVIDED BY THE UCC). THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, IF SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, THEN, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS PERTAINING TO THE COLLATERAL AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7. PLEDGOR AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF PLEDGOR AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     8.    EXCEPTION FOR SECURITIES OF FOREIGN NATION SUBSIDIARIES

           Notwithstanding anything in the Loan Documents (including this Pledge Agreement) to the contrary, Foothill acknowledges that certain of the Pledged Property consists of certificated and uncertificated securities representing Pledgor's ownership interests in a Mexican entity, a Chinese entity, a United Kingdom entity, and a Virgin Islands entity, and nothing in the Loan Documents shall be deemed to constitute a representation, warranty, covenant, promise or other obligation with respect to the validity of any pledge or other transfer thereof or the creation, priority or perfection of any security interest therein, in each case solely to the extent prohibited or otherwise restricted by the applicable foreign nation laws.

     IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered on the day and year first above written.

ALDILA GOLF CORP.


By:
    ----------------------------------
Its:
     ---------------------------------

Address:

Aldila Golf Corp.
12140 Community Road
Poway, California  92064-6871

                                 EXHIBIT "A"

                               State or Nation              Certificate          Number            Percentage of
 Issuer                        of Organization                Number           of Shares            Total Shares
---------------------------------------------------------------------------------------------------------------------
 Aldila de Mexico,             Mexico                            8               6,500                  65%
   S.A. de C.V.                                                  9               3,496                 34.96%

 Aldila Graphite               Peoples Republic of              N/A               N/A             100% of capital
   Products (Zhuhai)             China
   Company Limited

 Aldila Foreign Sales          U.S. Virgin Islands               2               1,000                  100%
   Corporation

 Aldila Limited                United Kingdom                    2                 99                   99%

                                                                       Exhibit C

                           COLLATERAL ACCESS AGREEMENT


                  This Collateral Access Agreement is made by _________________, a __________________ (the "Company") having one or more places of business in the locations described in Schedule A attached hereto and incorporated herein by reference (collectively, the "Premises"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with an address at 11111 Santa Monica Blvd., Ste. 1500, Los Angeles, California 90025-3333, with reference to the following:

                  A. The Company is engaged in the business of manufacturing golf club shafts and fabricating certain raw materials for prepreg materials for such goods, and sells and/or transfers finished products and work in process to or for the account of Aldila Golf Corp., a Delaware corporation ("AGC"), among others (said materials and related products which have been and may hereafter be acquired from and/or sold and transferred to or for the account of AGC are hereinafter collectively referred to as the "AGC Inventory").

                  B. AGC and Foothill have entered into that certain Loan and Security Agreement dated as of July 9, 1999 (the "Loan Agreement"), pursuant to which AGC has granted, or will grant, to Foothill a security interest in and to all AGC Inventory, and other assets of AGC.

                  C. The Company will derive a substantial benefit from the financing provided by Foothill to AGC, and is entering into this Agreement in order to induce Foothill to extend credit to AGC pursuant to the Loan Agreement.

                  NOW THEREFORE, THE COMPANY HEREBY ACKNOWLEDGES that Foothill has a lien on and a security interest in all AGC Inventory in the Company's possession, and related books and records of AGC in the Company's possession, if any, and all proceeds and products thereof, and that the Company will hold all such collateral in its possession for the benefit of Foothill, as well as for the benefit of AGC.

                  The Company hereby grants to Foothill a license to enter upon the Company's premises for purposes of identifying, inspecting, assembling, segregating, appraising, or removal of all AGC Inventory in connection with the exercise and enforcement of Foothill's rights and remedies provided for under, and in all events in accordance with the terms of, the Loan Documents.

                  The Company acknowledges and agrees that Foothill, in exercising any of its rights granted under this Agreement or the Loan Agreement, is not assuming any liability or responsibility for any indebtedness or other obligation of AGC to the Company with respect to the AGC Inventory or any proceeds thereof. The Company hereby releases and holds harmless Foothill from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorney's fees and related costs) which may be incurred or suffered by the

Company as a result of the lawful exercise by Foothill of its rights under this Agreement (other than arising from Foothill's gross negligence or wilful misconduct).

                  This Agreement shall continue until such time as Foothill has no further obligation to advance credit to or for the account of AGC under the Loan Agreement and all of the indebtedness and other obligations of AGC owing to Foothill have been paid and performed in full and all then outstanding undrawn letters of credit have expired or have been drawn and fully reimbursed to Foothill. This Agreement shall be governed and controlled by, and interpreted under, the laws of the State of California, and shall inure to the benefit of and be binding upon the successors and assigns of Company and Foothill.

DATED:  July 9, 1999

"Company"

----------------------------------


By:
   -----------------------------
Its:
    ----------------------------

                                   SCHEDULE A

                           COMPANY BUSINESS LOCATIONS

                                                                       Exhibit D

                                ALDILA GOLF CORP.
                              12140 COMMUNITY ROAD
                          POWAY, CALIFORNIA 92064-6871

Date

Foothill Capital Corporation
11111 Santa Monica Blvd. Suite 1500
Los Angeles, CA 90025


RE:      COMPLIANCE CERTIFICATE
         MONTH ENDED ##/##/##

In accordance with our Loan and Security Agreement ("Agreement") dated July 9, 1999, I hereby certify:


         All reports, statements or computer prepared information of any kind or nature delivered or caused to be delivered to Foothill have been prepared in accordance with GAAP consistently applied and fairly present the financial condition of Borrower or Parent Company, as applicable, except as follows:


         Borrower is in timely compliance with all representations, warranties, and covenants as defined within the Agreement, except as follows:


         On the date of delivery of this Certificate to Foothill, there does not exist any condition or event which constitutes an Event Of Default, as defined within the Agreement, except as follows:



Except as otherwise herein expressly defined, all capitalized terms used in this Certificate shall have the meanigns ascribed to them in the Agreement.

---------------

Authorized Signer
For Aldila Golf Corp.

                                                                       Exhibit E

                          FOOTHILL CAPITAL CORPORATION

                            DISBURSEMENT OF PROCEEDS

Date:  July 23, 1999


FOOTHILL CAPITAL CORPORATION ("Foothill"), 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, is hereby directed and authorized to release the proceeds of that certain Loan And Security Agreement dated as of July 9, 1999, by and between Aldila Golf Corp., a Delaware corporation ("Borrower"), and Foothill to the below listed parties in the amount(s) specified:

To:

       ----------------------------------------------- --------------
       Foothill Capital Corporation (Facility Fee)        $37,500.00
       ----------------------------------------------- --------------
       Union Bank of California, N.A. (Payoff)               $600.00
       ----------------------------------------------- --------------

       ----------------------------------------------- --------------

       ----------------------------------------------- --------------

       ----------------------------------------------- --------------

       ----------------------------------------------- --------------

       ----------------------------------------------- --------------

       ----------------------------------------------- --------------
       TOTAL DISBURSEMENTS                                $38,100.00
       ----------------------------------------------- --------------

                           ALDILA GOLF CORP.


                           By:
                              ---------------------------------------

                           Its:
                               --------------------------------------

                                                                EXHIBIT F

                       LOCKBOX OPERATING PROCEDURAL AGREEMENT


     This document, executed as of June 25, 1999, represents the Operating Procedural Agreement (the "Agreement") and Processing Requirements to be performed by UNION BANK OF CALIFORNIA, N.A., ("Bank"), 1980 Saturn Street, Monterey Park, CA 91755 for ALDILA GOLF CORP a Delaware corporation, 12140 Community Road, Poway, CA 92064-6871 (the "Company") and FOOTHILL CAPITAL CORPORATION, a California corporation, 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 ("Foothill").

     WHEREAS, Company has entered into a financing agreement with Foothill in which Company has granted to Foothill a security interest in Company's present and future accounts receivable and all proceeds thereof, and Company has agreed that all collections and proceeds of such accounts receivable shall be remitted in kind to Foothill; and

     WHEREAS, in order to provide for more efficient and faster collection and deposit of said collections and proceeds Foothill and Company desire to use the lockbox service of Bank; and

     WHEREAS, Bank is willing to provide said service for Company and Foothill commencing as of July 23, 1999;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. LOCKBOX. Bank has rented a United States Post Office Box in the name of Company into which checks for Company are to be processed. All customers of Company have been, or will be, instructed to remit all envelopes containing items to be processed through the lockbox to the following address (and any other address agreed to between Bank and Foothill):

               ALDILA GOLF CORP
               P.O. BOX 514488
               Los Angeles, CA 90051-4488


     In conjunction with this Agreement, the United States Post Office requires a letter to the Postmaster on Company's stationery authorizing Bank unrestricted and exclusive access to the lockbox for the purpose of collecting mail therein at any time for delivery to Bank. Bank's bonded messengers will pick up the remittances from the lockbox on a regular basis and deliver them to the Wholesale Lockbox Department at Bank's

Computer and Service Center. Lockbox personnel will check each envelope for the proper address and post office box number. Lockbox personnel will open, remove and inspect the contents for invoices, checks, currency and/or correspondence and insure the envelope is empty before processing. Lockbox personnel will inspect the check and the customer remittances. Each will be processed per the instructions in this Agreement.

     2. FOOTHILL ACCOUNT. Bank will process all checks and other evidences of payment and will, each working day, credit the total amount thereof to
Foothill's Account Number 0700-498360   at Bank (the "Foothill Account").
The Foothill Account may also receive deposits directly in the form of checks, credit card receipts, A.C.H.s and/or wire transfers. All such forms of payment shall be the sole and exclusive property of Foothill and will be immediately processed, endorsed and the funds credited to the Foothill Account.

     3. MICROFILM RECORD. Bank will maintain a microfilm record of all checks and other negotiable instruments which accompany the remittance in order to reconstruct any specific deposit, should the need arise and the request be made by any party. It is understood that Bank will not be responsible for any failure to provide such a record due to oversight, film or equipment failure, or inability to obtain film or equipment. Microfilm records of all deposited checks will be retained by Bank for five (5) years as legal records.

     4. PROCESSING OF CHECKS. Checks will be processed by Bank according to the following procedures:

               4.1 Checks will generally be made payable to Aldila Golf Corp. or any abbreviations thereof.

               4.2 When the payee is blank and either the written or numeric amount agrees with the invoice, the check will be processed. When the payee is blank and neither the written nor numeric amount agrees with the invoice; check, envelope and remittance papers will be forwarded to the Company.

               4.3 When the date is missing on the check, the check will be processed. Checks post-dated by more than three days from the date of collection will be forwarded to Company. Checks stale-dated by more than six (6) months from the date of collection will be returned to Company.

               4.4 If either the written or numeric amount of the check agrees with the invoice amount, the check will be processed for that amount. If neither written nor numeric amount agrees with the invoice, check and any remittance papers will be forwarded to the Company. In the event of partial payments whereby the written and numeric amounts agree but do not agree with the invoice amount, Bank will process and credit said check to the Foothill Account.

               4.5 When the signature is missing on a check, the check will be returned to Company.

               4.6 For checks containing on their face any conditions or notations, such as "Paid in Full", "Final Payment" or words of similar meaning, the Lockbox personnel will attempt to (a) inspect the face of such checks and (b) forward any checks bearing such a phrase to Company for disposition. However, Company agrees that Bank shall not have any liability in the event that a check bearing such phraseology is not detected and is processed. In no case will the Bank be liable for processing and depositing checks bearing such phraseology on their back side, or when it is preprinted as part of the check form.

               4.7 Checks drawn in foreign currency or on a foreign bank will be processed on a collection basis only. Credit will be posted upon receipt of paid collections, less any fees and charges.

               4.8 Second-party checks will not be processed. Such checks will be forwarded to Company.

               4.9 Checks received without an invoice will be photocopied and deposited. The photocopy will be forwarded to Company.

     5. STATEMENTS. At the end of each month, Bank's regular statement covering the deposits to and withdrawals from the Foothill Account shall be sent to Foothill Capital Corporation, 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, Attention: Treasury Dept., with a copy of said statement to Company, 12140 Community Road, Poway, CA 92064-6871, Attention:
Sue-Wei Yeh.

     6. INFORMATION. Each business day Bank will provide Company with the following:

               (a) A photocopy of the face of each check received in the lockbox;

               (b) A listing of checks credited to the account with a copy of the deposit slip; and

               (c) Any envelopes, remittance papers, and other detail which might be included in the envelope with remittances.

               (d) Company may have access to electronic balance and transaction reporting on the Foothill Account.

     If requested by Foothill, Bank will also, on a daily basis, provide a photocopy of the face of each check received to the Operations Manager at Foothill.

     7.   RETURNED ITEMS.     All items returned to Bank unpaid or returned for
any reason will be handled by the Lockbox Department in the following manner:

          7.1 Any dishonored check for an amount less than $1,000 which is returned because of insufficient or uncollected funds will be automatically redeposited by Bank a second time.

          7.2 Any dishonored check which has been returned the second time or any item which has been returned for reasons other than insufficient or uncollected funds will be charged back to Company's Account No. 4000-147708 (the "Company Account").

          7.3 Any dishonored check for an amount in excess of $1,000 will be charged back to the Company Account.

          7.4 Any check returned for valid reason other than dishonor will be charged back to the Company Account.

          7.5 In the event there are insufficient funds in the Company Account to cover any chargeback, Foothill agrees that Bank may charge the Foothill Account for the amount of the insufficiency, up to the amount of the return item(s). If there are insufficient funds in the Foothill Account, upon receipt of physical evidence of said chargeback, via facsimile number (310) 477-8225 or
(310) 478-2961 sent to the attention of Operations Manager at Foothill, Company and Foothill agree to pay the amount of the chargeback to the Foothill Account, in immediately available funds, within one business day after receipt of said physical evidence.

          7.6 Bank will notify Company and Foothill immediately of any returned items to be charged back to the Company Account or the Foothill Account, by advising the persons specified in Sections 9.2 and 9.3 below of such returned items.

          7.7 Any physical evidence of charges for insufficient funds will be sent to Company if the Company Account is charged for them, or to Foothill, should it become necessary to charge the Foothill Account.

     8. TRANSFERS FROM FOOTHILL ACCOUNT. Each day, Bank will wire transfer the collected balance in the Foothill Account any less amounts indicated in the Irrevocable Assignment Agreement to Foothill's Operating Account by 11:00am PST as follows:

                         Chase Manhattan Bank
                         New York, New York
                         ABA# 021000021
                         Credit to:  Foothill Capital Corporation
                         Account No. 323-266193
                         Re:   Aldila Golf Corp

     9.   CONTACTS.

          9.1 Any contact with Bank regarding operational matters should be directed to Customer Service, telephone number 1-800-418-6466, or if unable to reach a representative, Janet Howard, telephone number (415) 705-7044.

          9.2 Any contact with Company regarding operational matters should be directed to Sue-Wei Yeh, telephone number 858-513-1403 ext. 112 or in her absence, Scott Bier, telephone number 858-513-1403 ext. 111.

          9.3 Any contact with Foothill regarding operational matters should be directed to Assistant Account Executive, telephone number (310) 996-7000. Please reference Aldila Golf Corp when calling.

     10. ACCOUNT ANALYSIS. The Foothill Account will be set up on Account Analysis, and all maintenance charges and fees relating to the arrangements under this Agreement will be offset against earnings. Should a net deficit occur, Bank will debit Company Account monthly for such deficit. Should there be insufficient funds in the Company Account to cover a net deficit, Foothill agrees to immediately pay Bank by check the amount of any net deficit upon receipt of a billing statement of said net deficit. Foothill's agreement to pay Bank for any net deficit shall be limited to either the current month or previous month's service charges. Bank's billing statement must be sent to Foothill within thirty (30) days of the occurrence of the net deficit. Thereafter, Foothill shall not be liable for any net deficit.

     11. MONTHLY FEES. Company agrees to pay a monthly fee through Account Analysis to Bank for Wholesale Lockbox service fees as specified in Exhibit "A" attached hereto and incorporated herein by this reference. Bank fees are based upon current operating costs, procedural requirements and service volumes. As changes in any of these may affect future cost of processing, Bank will periodically review its service fees. Should the results of such periodic review warrant adjustment of prices, Company and Foothill will receive a minimum of thirty (30) days' written notice prior to implementing such adjustment.

     12. POST OFFICE CHARGES. United States Post Office rental fees will be paid by the Company.

     13. INDEMNIFICATION. In order to induce Bank to agree to the terms of this Agreement, Company agrees to defend, indemnify and hold harmless the Bank, its directors, officers, employees, attorneys, successors and assigns, from and against any and all loss, liability, cost, damage and expense, including but not limited to attorneys fees and expenses, arising in any manner out of: (a) the acts, errors or omissions of Company or Foothill, or (b) Bank acting in accordance with the provisions of this Agreement, except for liability resulting from Bank's gross negligence or willful misconduct.

     14. AMENDMENTS AND SUCCESSORS AND ASSIGNS. With the exception of price changes, which require prior written notice to Company, this Agreement shall be modified only upon agreement in writing of all of the parties hereto. This Agreement shall be binding on the parties and their successors or assigns.

     15. COURT ORDER. In the event that Bank is served with a court order which affects the Foothill Account, Bank will act in accordance with such court order. Until a court order is received by Bank, whether such order is issued by the Bankruptcy Court or any other court of competent jurisdiction, Bank shall not have the right nor will it place a hold on funds in, or in the process of being deposited to, the Foothill Account and will process funds in strict accordance with the terms and conditions of this Agreement. Foothill represents, warrants, and agrees that upon the filing of voluntary or involuntary proceedings under the U.S. Bankruptcy Code involving Company,

Foothill shall at all times comply with applicable bankruptcy statutes, rules, and other laws as they may relate to funds deposited to the Foothill Account.

     16. TERMINATION. Bank may terminate this Agreement by written notice to Foothill and Company not less than thirty (30) days prior to the effective date of such termination. Foothill may terminate this Agreement at any time by written notice to Company and Bank. Such notice shall be transmitted by Certified Mail, Return Receipt Requested, courier, or by personal delivery to the address designated in this Agreement. No such termination shall impair the rights of any party with respect to items processed prior to the effective date of termination. Company may not terminate this Agreement without prior written consent of Foothill.

     17. CALIFORNIA LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



FOOTHILL CAPITAL CORPORATION                UNION BANK OF CALIFORNIA, N.A.


By                                          By
--------------------------                         -------------------------
Name: Paz Hernandez                         Name   LAURA CARLSON
                                                   -------------------------
Title: VP/ Asst. Treasurer                  Title  VICE PRESIDENT
                                                   -------------------------

By                                          By
--------------------------                         -------------------------
Name: Kevin M. Coyle                        Name   JULIE EUSTON
                                                   -------------------------
Title: Vice President                       Title  ASSISTANT VICE PRESIDENT


                                            ALDILA GOLF CORPORATION


                                            By
                                                   -------------------------
                                            Name   STEVEN R. MARTIN
                                                   -------------------------
                                            Title  VICE PRESIDENT-CONTROLLER
                                                   -------------------------

                                            By
                                                   -------------------------
                                            Name   ROBERT J. CIERZAN
                                                   -------------------------
                                            Title  VICE PRESIDENT
                                                   -------------------------

                           UNION BANK OF CALIFORNIA, N.A.
                       LOCKBOX OPERATING PROCEDURAL AGREEMENT
                                    EXHIBIT "A"

Company Name: Aldila Golf Corp
                                                    Date: June 25, 1999
A.   Wholesale Lockbox Service Fees

     1.   Fees
          Basic Charge                              $150.00 per month
          Per Item Processed                        $   .36 per item
          Basic Plan                                $       per item
          Photocopies                               $   .08 per item
          Reassociate Invoice to Photocopy          $   .05 per item
          Data Entry                                $       per item
          Wholesale Lockbox Deposit                 $  1.20 per deposit
          Returned Items  Reclear                   $  1.50 per item
          Returned Items - Chargeback               $  5.00 per item
          Daily Deposit Notification                $       per month
          Early Release Deposit                     $       per month
          Customer Reporting                        $       per month
          Options (add to per item charge above):
               Additional photocopy                 $   .12 per item
               Special Request Photocopy            $  1.00 per item
               -------------------------            --------


     2. Prices effective as of April 1, 1999. Refer to the Schedule of Fees-for other possible fees under this Agreement.

B.   Method of Compensation

     Service fees are to be charged via
          Account Analysis--Account No. 4000-147708

C.   Wholesale Lockbox Service Contacts

     COMPANY CONTACT
     Company Name: Aldila Golf Corp
     Company Contact:    Sue-Wei Yeh
     Phone Number: 858-513-1403 ext. 112

BANK CONTACT
     a. Wholesale Lockbox Cash Management Installation and Servicing Representative
          Phone Number:  (800) 322-2778
     b.   Your Account Officer is:
          Janet Howard
          350 California Street, 11th Floor
          San Francisco, CA 94104
          Phone:  (415) 705-7044

     FOOTHILL CONTACT
     Name:     Treasury Department,  regarding Aldila Golf Corp
     Foothill Capital Corporation
     11111 Santa Monica Blvd., #1500, Los Angeles, CA 90025-3333
     Phone Number:  (310) 996-7000


FOOTHILL CAPITAL CORPORATION                 UNION BANK OF CALIFORNIA, N.A.

By                                           By
       ---------------------                        --------------------
Name   PAZ HERNANDEZ                         Name   LAURA CARLSON
       ---------------------                        --------------------
Title  VP/ASST. TREASURER                    Title  VICE PRESIDENT
       ---------------------                        --------------------
Date:                                        Date:
       ---------------------                        --------------------


By                                           By
       ---------------------                        --------------------
Name   KEVIN M. COYLE                        Name   JULIE EUSTON
       ---------------------                        --------------------
Title  VICE PRESIDENT                        Title  ASST. VICE PRESIDENT
       ---------------------                        --------------------


COMPANY


By
       ---------------------
Name   STEVEN R. MARTIN
       ---------------------
Title  VP CONTROLLER
       ---------------------
Date:
       ---------------------


By
       ---------------------
Name   ROBERT J. CIERZAN
       ---------------------
Title  VICE PRESIDENT
       ---------------------
Date:
       ---------------------

                                                                      Exhibit G

                      INTELLECTUAL PROPERTY SECURITY AGREEMENT
                                   [Aldila, Inc.]

     This Intellectual Property Security Agreement (the "Agreement"), dated as of July 9, 1999 is made by and between ALDILA, INC., a Delaware corporation (together with its successors and assigns "Grantor"), and FOOTHILL CAPITAL CORP., a California corporation (together with its successors and assigns, "Foothill"); with respect to the following facts:

     A. Grantor and/or its wholly owned subsidiary, Aldila Golf Corp., a Delaware corporation ("Borrower"), has adopted certain trademarks and service marks, including those that have been registered, or for which registration applications are pending, that are identified herein and in SCHEDULE A annexed hereto and made a part hereof.

     B. Grantor and/or Borrower is the owner and holder of certain patents and patent applications, including those that have been registered or for which registration applications are pending, that are identified herein and in SCHEDULE B annexed hereto and made a part hereof.

     C. Grantor is the owner of the copyrights in certain works of authorship, as described herein and in SCHEDULE C annexed hereto and made a part hereof.

     D. Borrower and Foothill have entered into that certain Loan and Security Agreement (the "Loan Agreement"), and certain other agreements in connection therewith, all of even date herewith (collectively hereinafter referred to as the "Loan Documents"), pursuant to which Loan Documents Foothill has agreed to extend credit to or for the account of Borrower. Except as otherwise herein expressly provided, all terms used herein beginning with a capital letter shall have the meanings ascribed to them in the Loan Agreement.

     E. In order to induce Foothill to enter into the Loan Agreement and to accept all of the Loan Documents, and to make advances and otherwise extend credit to Borrower thereunder, Grantor has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by (i) executing and delivering to Foothill this Agreement, (ii) executing and delivering to Foothill the Collateral Assignments and Powers of Attorney, and (iii) delivering to Foothill any and all other documents which Foothill deems necessary to protect Foothill's interests hereunder or with respect to the Obligations.

     F. This Agreement is the Parent IP Security Agreement as defined and described in the Loan Agreement. Except as otherwise expressly provided herein, all terms used in this Agreement beginning with a capital letter shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, IT IS AGREED that, for and in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Grantor hereby pledges and grants to Foothill a lien and security interest in all of Grantor's right, title and interest in and to the following property and interests in property, whether now owned by Grantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "IP Collateral"):

     (a) all of Grantor's right, title and interest in and to trademarks, trade names, service marks, and all general intangibles of like nature, now existing or hereafter adopted or acquired by Grantor, together with the goodwill of Grantor's business connected with the use thereof and symbolized thereby, and all registration applications, registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in SCHEDULE A annexed hereto and made a part hereof (to the extent owned by Grantor and not Borrower), together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto (all of the foregoing assets encompassed by this subparagraph 1(a) being hereinafter collectively referred to as the "Trademarks");

     (b) all of Grantor's right, title and interest in and to all inventions and letters patent and registration applications therefor, and all registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in SCHEDULE B annexed hereto and made a part hereof (to the extent owned by Grantor and not Borrower), together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights to Grantor now in effect or entered into during the term of this Agreement and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all establish inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation (all of the foregoing assets encompassed by this subparagraph 1(b) being hereinafter collectively referred to as the "Patents");

     (c) all of Grantor's right, title and interest in and to copyrights in works of authorship of any kind, and all registration applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in SCHEDULE C annexed hereto and made a part hereof, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses thereof or pertaining thereto (all of the foregoing assets encompassed by this subparagraph 1(c) hereinafter collectively referred to as the "Copyrights");

     (d) all of Grantor's customer lists and other records of Grantor relating to the distribution of products bearing, constituting or incorporating the Trademarks, Patents and Copyrights; and

     (e) any and all proceeds of the foregoing, including, without limitation, the proceeds from any claims by Grantor against third parties for past, present or future infringement of the Trademarks, Patents or Copyrights and any royalties from licenses to third parties of the Trademarks, Patents or Copyrights.

Notwithstanding any of the foregoing premises to the contrary, the grant of a security interest as provided herein shall not extend to, and the term "IP Collateral" shall not include, any right, title or interest in, or to property or interests of Grantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) to the extent required, Grantor has not received permission from licensor to grant such a security interest, or (ii) such property is otherwise not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto, whether such license or agreement is written, oral or implicit (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto, and such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of security interest shall extend to, and the term "IP Collateral" shall include, any proceeds of any property which is otherwise excluded under phrase (i) to the extent that assignment or encumbrance of such proceeds is not restricted.

     1. Grantor hereby represents, warrants, covenants and agrees as follows:

          (a) Grantor and/or Borrower has the sole, full and clear title to the Trademarks listed in SCHEDULE A for the goods and services with which such Trademarks are used (except as provided in paragraph 1(g) below and in SCHEDULE A attached hereto). Except as noted in SCHEDULE A, the registrations of the Trademarks are valid and subsisting and in full force and effect. Grantor has not granted a license or otherwise agreed to allow any third party, other than such licenses as are immaterial individually or in the aggregate, other than to Borrower and its Subsidiaries in the ordinary course of their business, and other than as set forth in paragraph 2, to use any Trademark (except as provided in SCHEDULE A attached hereto). Grantor has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement to the extent that the failure to do so would cause a Material Adverse Change.

          (b) To the extent Grantor now uses such Trademarks, Grantor (either itself or through its licensees) will continue to use the Trademarks listed in SCHEDULE A on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, free from any claim of abandonment for nonuse and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, provided, however, that Grantor may abandon any Trademark if Grantor believes in its reasonable business judgment that such abandonment is in the best interest of Grantor's business, provided, further, that (i) to the extent practicable, Grantor gives Foothill prompt notice of Grantor's intent to abandon any Trademark, and (ii) such abandonment will not solely by virtue of such abandonment, materially decrease the value of the IP Collateral.

          (c) Grantor and/or Borrower has the sole, full and clear title to the Patents shown on SCHEDULE B hereto and to Borrower and such patents are valid and subsisting and in full force and effect and have not been adjudged or, to Grantor's knowledge, claimed invalid or unenforceable in whole or in part (except as provided in paragraph l(g) below and in SCHEDULE B attached hereto). Grantor has not granted a license or otherwise agreed to allow any third party, other than to Borrower and Grantor's and Borrower's Subsidiaries in the ordinary course of business, and other than as set forth in paragraph 2, to use any Patent (except as provided in SCHEDULE B attached hereto). Grantor shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, and shall preserve and maintain all rights of any kind in the Patents, which, in each case, Grantor believes in its reasonable business judgment are in the best business interests of Grantor. Grantor believes that none of the Patents has been abandoned or dedicated and Grantor will not do any act, or omit to do any act, nor permit any licensee thereof to do any act whereby any Patent may become abandoned or dedicated and shall notify Foothill immediately if it knows that any material Patent may become abandoned or dedicated, provided, however, that Grantor may abandon any Patent if Grantor believes in its reasonable business judgment that such abandonment is in the best interest of Grantor's business, provided, further, that (i) to the extent practicable, Grantor gives Foothill prompt notice of Grantor's intent to abandon any Patent, and (ii) such abandonment will not, solely by virtue of such abandonment, materially decrease the value of the IP Collateral.

          (d) Grantor (either itself or through its licensees) will place appropriate notice of copyright on all copies embodying registered copyrighted works which are publicly distributed and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain except to the extent that Grantor, in its reasonable business judgment, determines otherwise.

          (e) Grantor will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to Foothill and suitable for recording with (i) the United States Patent and Trademark Office and the United States Register of Copyrights, and
(ii) the appropriate offices and agencies of foreign jurisdictions reasonably requested by Foothill at any time to evidence, perfect, maintain, record or enforce Foothill's interest in the IP Collateral or otherwise in furtherance of the provisions of this Agreement. Grantor hereby authorizes Foothill to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the IP Collateral signed only by Foothill (with a copy sent to Grantor).

          (f) In the event that Grantor, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any Copyright with the United States

Register of Copyrights, or for the registration of any Patent, Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed (except as a licensee), or become entitled to the benefit of any patent application or any patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension (except as a licensee), Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as are necessary or appropriate or as Foothill may reasonably request to evidence Foothill's interest in such Trademark, Patent or Copyright and the goodwill and general intangibles of Grantor relating thereto or represented thereby. Grantor hereby constitutes Foothill, or its agent, or its attorney-in-fact, to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full. Grantor authorizes the amendment of the schedules hereto to include any future Trademark, Patent or Copyright registrations or registration applications which may be acquired or made by Grantor (except as a licensee).

          (g) Grantor has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent Grantor from complying with the terms hereof, provided, however, Grantor may enter into or maintain in effect such license agreements (including, without limitation, those set forth on SCHEDULES A, B AND C hereto) with respect to the IP Collateral as Grantor believes in its reasonable business judgment are in the best interest of Grantor's business. The IP Collateral is not, to Grantor's knowledge, now, and at all times will not be, subject to any liens, charges, mortgages, assignments, security interests, licenses, claims, shop rights, covenants not to sue third persons, or encumbrances of any nature whatsoever, except in favor of Foothill and except for Permitted Liens; provided, however, Grantor may enter into such license agreements with respect to the IP Collateral as Grantor believes in its reasonable business judgment are in the best interest of Grantor's business. To the best knowledge of Grantor, none of the IP Collateral is subject to any claims of any other party (except (i) for permitted use by licensee or (ii) with respect to any use of any IP Collateral of which Grantor is the licensee), except as may be indicated on SCHEDULES A, B AND C to this Agreement.

          (h) Except for Permitted Liens, for licenses to licensees, and to the extent that Foothill, upon prior notice from Grantor, shall consent, Grantor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant any exclusive licenses that are material, individually or in the aggregate, or otherwise dispose of any of the IP Collateral, and nothing in this Agreement shall be deemed a consent by Foothill to any such action except as expressly permitted herein or to the extent that Grantor, in its reasonable business judgment, determines otherwise.

          (i) As of the date hereof Grantor has no Trademarks, Patents or Copyrights registered, or which are the subject of any pending application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of

Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those of Grantor and/or Borrower identified in SCHEDULES A, B AND C hereto.

          (j) Grantor will take all commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each registration application and registration of the IP Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 1(b) and 1(c) hereof). To the extent practicable, Grantor shall notify Foothill promptly if any registration application or registration relating to any IP Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding Grantor's ownership of such Patent or Trademark, its right to register same, or to keep or maintain the validity of same.

          (k) In the event that Grantor acquires actual knowledge that any Trademark, Patent or Copyright is infringed, misappropriated or diluted by a third party, Grantor shall promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefor, unless Grantor shall determine in its reasonable business judgment that such suit is not in the best interest of Grantor's business, and Grantor shall take such other actions reasonably required to protect such Trademark, Patent or Copyright as Grantor shall deem appropriate in its reasonable business judgment under the circumstances. Upon and during the continuance of an Event of Default, Foothill shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event Grantor shall, at the reasonable request of Foothill, do any and all lawful acts requested by Foothill and execute any and all documents required by Foothill to aid such enforcement, and Grantor shall, upon demand, promptly reimburse and indemnify Foothill for all costs and expenses reasonably incurred in such enforcement.

     2.   Notwithstanding anything in this Agreement to the contrary:

          (a) Foothill acknowledges that, Grantor or Borrower has been granted certain licenses to do, among other things, the following: (i) to access and use intellectual property rights (such as product designs) owned by Borrower's customers and others in the design, manufacture and sale of products to or on behalf of such customers, (ii) to affix evidence of ownership of intellectual property rights (such as trademarks) by Borrower's customers and others to products manufactured and sold to or on behalf of such customers, and (iii) to affix evidence of ownership of intellectual property rights by Borrower's customers and others, and/or to affix evidence of ownership of intellectual property rights by Grantor (or Borrower), to products manufactured by third parties. Foothill understands that many of those licenses are not evidenced in writing, but are oral or implied. Foothill agrees that, to the extent such licenses do not entitle any person other than Foothill, or its successors and assigns to realize on the Collateral, (i) the existence and use of such licenses shall in no event constitute a breach of the terms of this Agreement and the other Loan Documents and (ii) Grantor makes no representation or warranty as to whether Foothill can create an enforceable security interest in such licenses or in the intellectual property rights owned by any person other than Grantor.

          (b) Foothill acknowledges that Borrower routinely (but not always) does not affix any of trademarks of Grantor or Borrower, or other evidence of ownership of intellectual property rights (such as patents) by Grantor or Borrower, on products that Borrower manufactures and sells. Foothill agrees that such practices shall in no event constitute a breach of the terms of this Agreement and the other Loan Documents.

     3. Upon an Event of Default, in addition to all other rights and remedies provided for in the Loan Documents (as defined in the Loan Agreement), all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Grantor, Foothill shall have the following rights and remedies:

          (a) Foothill may (without assuming any obligations or liability thereunder), at any time and in a commercially reasonable manner, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the IP Collateral, and take or refrain from taking any action under any thereof, and Grantor hereby releases Foothill from, and agrees to hold Foothill free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement except for such acts or omissions that constitute gross negligence or willful misconduct;

          (b) Foothill may, at any time and from time to time, upon five (5) days' prior notice to Grantor, assign, sell, or otherwise dispose of the IP Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the IP Collateral or any part of it, and do all other acts and things for completing the assignment, sale or disposition which Foothill shall, in its sole discretion, deem appropriate or proper, but in all cases in accordance with the provisions of Section 9.1(k) of the Loan Agreement;

          (c) In addition to the foregoing, in order to implement the assignment, sale, license or other disposal of any of the IP Collateral pursuant to subparagraphs 3(a) and (b) hereof, Foothill may, at any time, pursuant to the authority granted in the Power of Attorney described in paragraph 4 hereof (such authority becoming effective upon an Event of Default), execute and deliver on behalf of Grantor one or more instruments of assignment sale, license or other disposition of the IP Collateral. Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the IP Collateral, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Foothill may apply the proceeds actually received from any such license, assignment, sale or other disposition in accordance with paragraph (d) of this Section 3; and Grantor shall remain liable and will pay Foothill on demand any deficiency remaining, together with interest thereon at a rate equal to the rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Foothill to take any such action at any time; and

          (d) Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the IP Collateral pursuant hereto, shall be applied to the Obligations until the Obligations shall have been paid in full in cash.

     4. Concurrently with the execution and delivery hereof, Grantor is executing and delivering to Foothill, in the form of EXHIBIT A and EXHIBIT B hereto, respectively, two originals of a Power of Attorney for the implementation of any assignment, sale or other disposition of the Trademarks or Patents or any of them pursuant to paragraphs 3(a) and (b) hereof.

     5. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been properly authorized by the board of directors of Grantor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, permitted assigns or other legal representatives of Grantor, and shall, together with the rights and remedies of Foothill hereunder inure to the benefit of Foothill, its successors, permitted assigns or other legal representatives. This Agreement, the Obligations and the IP Collateral shall be governed in all respects by the laws of the United States and the laws of the State of California. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

     6. This Agreement shall continue to be effective and shall be reinstated in the event that at any time after the Obligations have been paid in full, any payment of the Obligations is rescinded or must otherwise be restored or returned by Foothill.

     7. Upon payment and performance by Borrower of all of the Obligations (other than indemnification obligations for which no claim has been made) and upon the termination of the Loan Agreement, this Agreement shall terminate and Foothill shall execute, file and record in each office in which any financing statement or assignment relative to the IP Collateral, or any part thereof, shall have been filed, a termination statement, assignment or other appropriate instrument releasing its interest therein, all without recourse to or warranty by Foothill and at the sole cost and expense of the Grantor.

     8. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     9. (a) Except to the extent otherwise expressly restricted or prohibited pursuant to any of the other Loan Documents, at any time and in any manner, upon such terms and at such times as it considers best and with or without notice to Grantor, Foothill may alter, compromise, accelerate, extend, or change the time or manner for payment of the indebtedness, increase or reduce the rate of interest thereon, release or add any one or more obligors, guarantors, endorsers or Borrower, accept additional or substituted security therefor, or release or subordinate any security therefor, without in any way affecting the security interest of this Agreement or any covenant of Grantor.

          (b) Grantor waives any right to require Foothill to proceed against the Borrower or any other person, firm or corporation at any time or to pursue any other remedy in its power, and Grantor agrees that Foothill shall not be obligated to resort to any other security, including security given by the Borrower, with any priority, in any particular order, or at all, even if such action, or lack thereof, destroys, alters or otherwise impairs subrogation rights of Grantor or the rights of Grantor to proceed against Borrower for reimbursement, or both.

          (c)  Grantor waives and agrees not to assert or take advantage of:
(i) any defense that may arise by reason of the incapacity, lack of authority, insolvency, suspension or dissolution of Borrower or any other person, or the failure of Foothill to file or enforce a claim against the estate (either in administration, bankruptcy or other proceedings) of Borrower or any other person; or (ii) any defense or right based upon election of remedies by Foothill, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, even if such election destroys, alters or otherwise impairs subrogation rights of Grantor or the right of Grantor to proceed against Borrower or any other person for reimbursement, or both.

          (d) Grantor, by execution hereof, represents to Foothill that the relationship between Grantor and Borrower is such that Grantor has access to all relevant facts and information concerning the debt and Borrower and that Foothill can rely upon Grantor having such access. Grantor waives and agrees not to assert any duty on the part of Foothill to disclose to Grantor any facts that Foothill may now or hereafter know about the Borrower, regardless of whether Foothill has reason to believe that any such facts materially increase the risk beyond that which Grantor intends to assume or has reason to believe that such facts are unknown to Grantor or has a reasonable opportunity to communicate such facts to Grantor. Grantor is fully responsible for being and keeping informed of the financial condition and operations of Borrower and all circumstances bearing on the risk of nonpayment of any indebtedness hereby secured.

          (e) Grantor waives demand, protest and notice (except as set forth in Section 3(b)) of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of the Borrower, Foothill, any endorser, any creditor of Borrower or Grantor under this of any other instrument, or any other person whosoever, in connection with any obligation or evidence of indebtedness held by Foothill as collateral or in connection with any indebtedness secured hereby.

          (f) Until all Obligations of Borrower to Foothill under the Loan Documents have been paid in full, Grantor waives the right of subrogation and waives any right to enforce any remedy which Foothill now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Foothill.

          (g) With or without notice to Grantor, Foothill, in its sole discretion, at any time and from time to time, in such manner and upon such terms as it considers reasonable, may (a) apply any and all payments or recoveries from any security, in such manner, order and priority as Foothill elects, to any indebtedness of Borrower to Foothill, whether or not such indebtedness is secured hereby or is otherwise secured or is due at the time of such application; and (b) refund to Borrower any payment received by Foothill upon any indebtedness hereby secured and payment of the amount refunded shall be fully secured hereby.

          (h) No exercise or nonexercise of Foothill of any right hereby given it and no dealing by Foothill with Borrower or any other person shall in any way affect any of the obligations of Grantor hereunder or give Grantor any recourse against Foothill.

          (i) Notwithstanding that Grantor and Borrower may have entered into a separate agreement relating to their rights and duties with each other, no right, remedy or provision thereof shall be binding upon or affect or delay Foothill's rights or remedies under this Agreement or by operation of law.

          (j) Grantor understands that the exercise by Foothill of certain rights and remedies contained in the Loan Documents may affect or eliminate Foothill's right to seek a money judgment against Borrower and, therefore, Grantor's right of subrogation to seek a money judgment against Borrower, and that Grantor, upon completion of a foreclosure of this Agreement by Foothill may therefore succeed to a partially or totally non-reimbursable liability on the part of Borrower. Nevertheless, Grantor hereby authorizes and empowers Foothill, at its sole option, without notice or demand (except as set forth in Section 3(b)) and without affecting the validity or enforceability of this Agreement, as herein modified, to exercise, in its sole discretion, any and all rights and remedies, or any combination thereof, which may be available to it, including the right to foreclose this Agreement by nonjudicial sale, subject to any restrictions contained in the Loan Documents.

               Grantor acknowledges that Grantor may have certain rights under applicable law which, if not waived by Grantor, might provide Grantor with defenses against

Grantor's liability under this Agreement. Among those rights, are certain rights provided in sections 2808, 2819, 2821, 2845, 2848, 2850, 2854, 2899 and 3433 of the California Civil Code. Grantor waives all of Grantor's rights and defenses that are or may become available to Grantor by reason of any or all of California Civil Code sections 2808, 2819, 2821, 2845, 2899, and 3433. So long as any Obligation remains outstanding under the Loan Agreement, Grantor further waives all rights and defenses that are or may become available to Grantor by reason of any or all of California Civil Code sections 2848, 2850, and 2854.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered on the day and year first above written.

ALDILA, INC.


By:
    ---------------------------------
Its:
     --------------------------------

                      INTELLECTUAL PROPERTY SECURITY AGREEMENT
                                   [ALDILA, INC.]
                                     SCHEDULE A
                             DESCRIPTION OF TRADEMARKS

TRADEMARKS Registered with The United States Patent and Trademark Office


 TRADEMARK             STATUS         APP. NO.      REG. NO.      CLASS
-----------            ------         --------      --------      -----
 A (STYLIZED LETTERS)  Registered     Registered    1,101,602     28

 A-S-D                 Registered     Registered    1,847,770     28

 ALDA HM-40            Registered     Registered    1,503,141     28

 ALDA V                Registered     Registered    1,959,949     28

 ALDALITE              Registered     Registered    1,774,311     28

 ALDILA                Registered     Registered    1,029,465     28

 FLOPSTER              PENDING        75/290,832    PENDING       28

 GLT                   Registered     Registered    1,216,930     28

 HM-30                 Registered     Registered    1,643,734     28

 HM-35                 Registered     Registered    1,895,198     28

 HM-40                 Registered     Registered    1,895,199     28

 HM-50                 Registered     Registered    1,630,971     28

 HM-55                 Registered     Registered    1,630,973     28

 LOBSTER               Registered     Registered    2,204,505     28

 LONGWOOD              PENDING        75/122,477    PENDING       28

 POWERED BY ALDILA (&  PENDING        75/122,477    PENDING       28
 DESIGN)

 PROVEN BY             Registered     Registered    1,519,962     28
 PERFORMANCE

 SMOOTH FLEX           Registered     Registered    2,005,036     28

 TGI                   Registered     Registered    1,855,842     28

 TRU TORQUE            Registered     Registered    1,216,013     28

 VELOCITOR             Registered     Registered    1,659,896     28

 DESIGN (STYLIZED      PENDING        75/553,601    PENDING       28
 LETTER A)

TRADEMARKS Registered in Foreigh Jurisdictions

 TRADEMARK                  STATUS       APP. NO.     REG. NO.      CLASS   COUNTRY
-----------                 ------       --------     --------      -----   -------
 ALDILA (STYLIZED LETTERS)  Registered   Registered   1045484       28      United Kingdom

 ALDILA                     Registered   Registered   1018307       28      United Kingdom

 ALDILA                     PENDING      223081       PENDING       28      Community

 CANNON(1)                  Registered   Registered   TMA218,790    28      Canada

 ALDA VIII                  Registered   Registered   TMA215,996    28      Canada

 ALDILA (& DESIGN)          Registered   Registered   TMA217,731    28      Canada

 A (& DESIGN)               Registered   Registered   TMA219,934    28      Canada

 ALDILA GOLF SHAFTS         Registered   Registered   TMA233,609    28      Canada
 (& DESIGN)

 ALDILA (& DESIGN)          Registered   Registered   TMA201,477    28      Canada

 ALDILA                     Registered   Registered   TMA201,476    28      Canada

 ALDILA                     Registered   Registered   A289273       28      Australia

 ALDILA                     Registered   Registered   21526         28      Brunei

 ALDILA                     Registered   Registered   992059        28      China P.R.

 ALDILA                     Registered   Registered   1447316       24      Japan

 ALDILA                     Registered   Registered   1456029       24      Japan

 ALDILA IN KATAKANA         Registered   Registered   1320939       24      Japan

 ALDA HM-20                 Registered   Registered   230141        00000   South Korea

 ALDA HM-30                 Registered   Registered   230142        00000   South Korea

 ALDA HM-40                 Registered   Registered   230143        00000   South Korea

 ALDA HM-55                 Registered   Registered   230144        00000   South Korea

 ALDILA                     PENDING      96-18205     PENDING       43      South Korea

 ALDILA                     Registered   Registered   93/03076      28      Malaysia

 ALDILA                     Registered   Registered   414427        28      Mexico

 HM-30                      Registered   Registered   416409        28      Mexico


---------------
(1)   It is unclear whether this mark is owned (a) by Borrower or Parent
      Company or (b) by an unrelated entity with a name similar to that of
      Parent Company.  Borrower and Parent Company make no representations, warranties, covenants or other agreements with respect to this mark.


                                       13


 HM-40                      Registered   Registered   416410        28      Mexico

 HM-55                      Registered   Registered   416411        28      Mexico

 QUESTAR                    Registered   Registered   41642         28      Mexico

 ALDILA                     PENDING      85873        PENDING       28      Philippines

 ALDILA                     Registered   Registered   3413/93       28      Singapore

 ALDA VIII                  Registered   Registered   161920        28      Sweden

 ALDA HM                    Registered   Registered   527732        00000   Taiwan


 ALDILA                     PENDING      7950427      PENDING               Taiwan

 ALDILA                     Registered   Registered   KOR 15577     28      Thailand

                      INTELLECTUAL PROPERTY SECURITY AGREEMENT
                                   [ALDILA, INC.]
                                     SCHEDULE B
                               DESCRIPTION OF PATENTS


None.

                      INTELLECTUAL PROPERTY SECURITY AGREEMENT
                                   [ALDILA, INC.]
                                     SCHEDULE C
                             DESCRIPTION OF COPYRIGHTS


COPYRIGHTS Recorded with The United States Copyright Office

 COPYRIGHT NO.     REG. DATE      TITLE
---------------    ---------      -----
 VU 515-407        08/27/92       ALDILA CUSTOMER SHAFT ADVERTISEMENT

 VU 515-406        07/31/92       ALDILA NEW PRODUCT SHAFT ADVERTISEMENT

                                POWER OF ATTORNEY
                                 TRADEMARK ASSETS

     Pursuant to the terms of that certain Loan and Security Agreement and that certain Intellectual Property Security Agreement, both of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, Aldila, Inc., a Delaware corporation (the "Company"), hereby grants to Foothill Capital Corporation, a California corporation (together with its successors and assigns, "Foothill"), a power of attorney, exercisable only upon an Event of Default (as defined in the Loan and Security Agreement, dated July 9, 1999, between Aldila Golf Corp., a Delaware corporation, and Foothill):

          (i) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the trademarks listed on SCHEDULE A attached hereto, including the registrations and applications to register such trademarks and all goodwill associated with such trademarks;

          (ii) to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Foothill were the Company at all appropriate times; and

          (iii) to receive and retain consideration, including money, in connection with and in payment for any such transfer.

     All transfers and such acts as described above are hereby ratified and confirmed by the Company.

     This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Foothill.

Dated as of July 9, 1999.

                                      ALDILA, INC.,
                                      a Delaware corporation


                                      By:
                                          -----------------------------------
                                      Name:
                                      Title:

SUBSCRIBED AND SWORN TO
before me this 9th day of July, 1999.


Notary Public  [Seal]

                         POWER OF ATTORNEY-TRADEMARK ASSETS
                                   [ALDILA, INC.]
                                     SCHEDULE A
                             DESCRIPTION OF TRADEMARKS

TRADEMARKS Registered with The United States Patent and Trademark Office

 TRADEMARK              STATUS                 APP. NO.                REG. NO.               CLASS
-----------             ------                 --------                --------               -----
 A (STYLIZED LETTERS)   Registered             Registered              1,101,602              28

 A-S-D                  Registered             Registered              1,847,770              28

 ALDA HM-40             Registered             Registered              1,503,141              28

 ALDA V                 Registered             Registered              1,959,949              28

 ALDALITE               Registered             Registered              1,774,311              28

 ALDILA                 Registered             Registered              1,029,465              28

 FLOPSTER               PENDING                75/290,832              PENDING                28

 GLT                    Registered             Registered              1,216,930              28

 HM-30                  Registered             Registered              1,643,734              28

 HM-35                  Registered             Registered              1,895,198              28

 HM-40                  Registered             Registered              1,895,199              28

 HM-50                  Registered             Registered              1,630,971              28

 HM-55                  Registered             Registered              1,630,973              28

 LOBSTER                Registered             Registered              2,204,505              28

 LONGWOOD               PENDING                75/122,477              PENDING                28

 POWERED BY ALDILA      PENDING                75/122,477              PENDING                28
 (& DESIGN)

 PROVEN BY              Registered             Registered              1,519,962              28
 PERFORMANCE

 SMOOTH FLEX            Registered             Registered              2,005,036              28

 TGI                    Registered             Registered              1,855,842              28

 TRU TORQUE             Registered             Registered              1,216,013              28

 VELOCITOR              Registered             Registered              1,659,896              28

 DESIGN (STYLIZED
LETTER A)               PENDING                75/553,601              PENDING                28

TRADEMARKS Registered in Foreigh Jurisdictions

 TRADEMARK                   STATUS                  APP. NO.              REG. NO.               CLASS         COUNTRY
-----------                  ------                  --------              --------               -----         -------
 ALDILA (STYLIZED LETTERS)   Registered              Registered            1045484                28            United Kingdom

 ALDILA                      Registered              Registered            1018307                28            United Kingdom

 ALDILA                      PENDING                 223081                PENDING                28            Community

 CANNON(2)                   Registered              Registered            TMA218,790             28            Canada

 ALDA VIII                   Registered              Registered            TMA215,996             28            Canada

 ALDILA (& DESIGN)           Registered              Registered            TMA217,731             28            Canada

 A (& DESIGN)                Registered              Registered            TMA219,934             28            Canada

 ALDILA GOLF SHAFTS          Registered              Registered            TMA233,609             28            Canada
 (& DESIGN)

 ALDILA (& DESIGN)           Registered              Registered            TMA201,477             28            Canada

 ALDILA                      Registered              Registered            TMA201,476             28            Canada

 ALDILA                      Registered              Registered            A289273                28            Australia

 ALDILA                      Registered              Registered            21526                  28            Brunei

 ALDILA                      Registered              Registered            992059                 28            China P.R.

 ALDILA                      Registered              Registered            1447316                24            Japan

 ALDILA                      Registered              Registered            1456029                24            Japan

 ALDILA IN KATAKANA          Registered              Registered            1320939                24            Japan

 ALDA HM-20                  Registered              Registered            230141                 00000         South Korea

 ALDA HM-30                  Registered              Registered            230142                 00000         South Korea

 ALDA HM-40                  Registered              Registered            230143                 00000         South Korea

 ALDA HM-55                  Registered              Registered            230144                 00000         South Korea

 ALDILA                      PENDING                 96-18205              PENDING                43            South Korea

 ALDILA                      Registered              Registered            93/03076               28            Malaysia

 ALDILA                      Registered              Registered            414427                 28            Mexico

 HM-30                       Registered              Registered            416409                 28            Mexico

---------------
(2)  It is unclear whether this mark is owned (a) by Borrower or Parent
     Company or (b) by an unrelated entity with a name similar to that of
     Parent Company.  Borrower and Parent Company make no representations, warranties, covenants or other agreements with respect to this mark.



                                       19


 HM-40                       Registered              Registered            416410                 28            Mexico

 HM-55                       Registered              Registered            416411                 28            Mexico

 QUESTAR                     Registered              Registered            41642                  28            Mexico

 ALDILA                      PENDING                 85873                 PENDING                28            Philippines

 ALDILA                      Registered              Registered            3413/93                28            Singapore

 ALDA VIII                   Registered              Registered            161920                 28            Sweden

 ALDA HM                     Registered              Registered            527732                 00000         Taiwan

 ALDILA                      PENDING                 7950427               PENDING                              Taiwan

 ALDILA                      Registered              Registered            KOR 15577              28            Thailand

                                POWER OF ATTORNEY
                                  PATENT ASSETS

     Pursuant to the terms of that certain Loan and Security Agreement and that certain Intellectual Property Security Agreement, both of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, Aldila, Inc., formerly known as Aldila, Inc., a Delaware corporation (the "Company"), hereby grants to Foothill Capital Corporation, a California corporation (together with its successors and assigns, "Foothill"), a power of attorney, exercisable only upon an Event of Default (as defined in the Loan and Security Agreement, dated July 9, 1999, between Aldila Golf Corp., a Delaware corporation, and Foothill):

     (i) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the patents listed on SCHEDULE A attached hereto, including the registrations and applications to register such patents;

     (ii) to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Foothill were the Company at all appropriate times; and

     (iii) to receive and retain consideration, including money, in connection with and in payment for any such transfer.

     All transfers and such acts as described above are hereby ratified and confirmed by the Company.

     This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Foothill.

Dated as of July 9, 1999.

                                  ALDILA, INC.,
                                  a Delaware corporation


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

SUBSCRIBED AND SWORN TO
before me this 9th day of June, 1999.


Notary Public  [Seal]

                         POWER OF ATTORNEY-PATENT ASSETS
                                  [ALDILA, INC.]
                                    SCHEDULE A
                              DESCRIPTION OF PATENTS


None.

                                                                      Exhibit H

                            PLEDGE AND SECURITY AGREEMENT
                                    [Aldila, Inc.]

     This Pledge and Security Agreement (this "Pledge Agreement") is executed and delivered as of the 9th day of July, 1999, by ALDILA, INC., a Delaware corporation ("Pledgor"), to and in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with respect to the following facts:

     A. Pledgor's wholly owned subsidiary, Aldila Golf Corp., a Delaware corporation ("Borrower"), and Foothill have entered into that certain Loan and Security Agreement (the "Loan Agreement"), and certain other agreements in connection therewith, all of even date herewith (collectively hereinafter referred to as the "Loan Documents"), pursuant to which Loan Documents Foothill has agreed to extend credit to or for the account of Borrower.

     B. In order to induce Foothill to enter into the Loan Agreement and to accept all of the Loan Documents, and to make advances and otherwise extend credit to Borrower thereunder, Pledgor has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by (i) executing and delivering to Foothill this Pledge Agreement, (ii) delivering to Foothill the Pledged Securities (hereinafter defined), together with appropriate powers and/or endorsements duly executed in blank by Pledgor, and (iii) delivering to Foothill any and all other documents which Foothill deems necessary to protect Foothill's interests hereunder or with respect to the Obligations.

     C. This Pledge Agreement is the Parent Pledge and Security Agreement as defined and described in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

     1.    DEFINITIONS.

           (a) "Issuer" shall mean and include each of the corporations identified in EXHIBIT "A" hereto, which is incorporated herein by this reference, individually and collectively.

           (b) "Event of Default" shall have the meaning given in the Loan Agreement.

           (c) "Obligations" shall have the meaning set forth in the Loan Agreement.

           (d) "Pledge Agreement" shall mean and include this Stock Pledge and Security Agreement, as amended, modified or supplemented from time to time.

           (e) "Pledged Property" shall mean and include (i) the Pledged Securities together with all cash dividends, stock dividends, interest, profits, redemption, warrants, subscription rights, stock, securities, options, substitutions, exchanges and other distributions now or hereafter paid, delivered or distributed by Issuer or which may hereinafter be acquired by or delivered to the possession of Pledgor or Foothill with respect to the Pledged Property, (ii) all membership interests of Pledgor in limited liability companies as more particularly described in Section 2 of this Pledge Agreement, (iii) Pledgor's records with respect to the foregoing and
(iv) all proceeds of all of the foregoing, regardless of form.

           (f) "Pledged Securities" shall mean the shares of stock described in EXHIBIT "A" attached hereto and incorporated herein by reference.

           (g) All other terms hereinbefore or hereinafter defined in this Pledge Agreement shall have the meanings herein assigned to such terms.

           (h) All terms not specifically defined herein which are defined in the California Uniform Commercial Code shall be construed in accordance with the definitions set forth therein. All references herein to the "UCC" shall mean the Uniform Commercial Code adopted by the California as the same may be amended from time to time.

     2.    GRANT OF SECURITY INTEREST

           As collateral security for the prompt and unconditional payment and performance when due of each and every one of the Obligations, Pledgor hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to Foothill and grants to Foothill a security interest in and lien upon all of the Pledged Property. Pledgor further grants to Foothill a security interest in all membership interests Pledgor now owns or hereafter acquires in any and all limited liability companies, including, without limitation, any such company formed for the purpose of acquiring, by merger or stock transfer, all of Pledgor's equity interests in Aldila Materials Technology Corp. All such membership interests shall become Pledged Property automatically upon the formation of each such company.

     3.    REPRESENTATIONS, WARRANTIES, COVENANTS AND WAIVERS

           Pledgor hereby covenants, represents and warrants with and to Foothill that (all of such covenants, representations and warranties being continuing in nature so long as any of the Obligations are outstanding):

           (a) The Pledged Securities are duly authorized, validly issued, fully paid and nonassessable securities of the Issuer; and are not registered, nor has Pledgor authorized the registration thereof, in the name of any person or entity other than Pledgor or Foothill; and constitute all issued and outstanding shares of the Issuers.

           (b) The Pledged Property is directly, legally and beneficially owned by Pledgor free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description except for the first and prior pledge and security interest with respect thereto in favor of Foothill and restrictions under applicable securities law.

           (c) The Pledged Property is not subject to any restrictions relative to the pledge or transfer thereof, except as noted on the certificates evidencing the Pledged Securities, and Pledgor has the right to transfer and hypothecate the Pledged Property free and clear of any liens, encumbrances or restrictions except as otherwise provided herein and restrictions under applicable securities law.

           (d) The Pledged Property is duly and validly pledged to Foothill, and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party was or is necessary to the validity and enforceability of this Pledge Agreement.

           (e) Pledgor authorizes Foothill to (i) store, deposit and safeguard the Pledged Property, (ii) perform any and all other acts which Foothill in good faith deems reasonable and/or necessary for the protection and preservation of the Pledged Property or its value or Foothill's security interest therein, including, without limitation, but only upon an Event of Default, transferring, registering or arranging for the transfer or registration of the Pledged Property to or in Foothill's own name and receiving the income therefrom as additional collateral for the Obligations and (iii) pay any charges or expenses which Foothill deems necessary for the foregoing purposes, but without any obligation to do so. Any obligation of Foothill for reasonable care for the Pledged Property in Foothill's possession shall be limited to the same degree of care required by Section 9207 of the UCC.

           (f) Pledgor will not exercise any right under any corporate security which might constitute the exercise of control by Foothill so as to make the Issuer thereof an affiliate of Foothill until after occurrence of an Event of Default.

           (g) Pledgor will pay all charges and assessments of any nature against the Pledged Property or with respect hereto prior to said charges and/or assessments being delinquent.

           (h) Pledgor shall promptly reimburse Foothill on demand, together with interest at the rate provided in the Loan Documents, for any charges, assessments or expenses paid or incurred by Foothill in its Permitted Discretion (as defined in the Loan Agreement) for the protection and preservation and maintenance of the Pledged Property and the enforcement of Foothill's rights hereunder, including, without limitation, reasonable attorneys' fees and legal expenses incurred by Foothill in seeking to protect, collect or enforce its rights in the Pledged Property or otherwise hereunder.

           (i) Pledgor shall furnish Foothill with such information concerning Issuer and the Pledged Property as Foothill may from time to time request, including, without limitation, current financial statements; PROVIDED that such information shall be deemed to be Trade Secrets within the meaning of the Loan Agreement if such information is of a type included in the definition of Trade Secrets contained in the Loan Agreement.

           (j) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire or have registered in its name any stock certificate, option or warrant with respect to the securities of Issuer (including, without limitation, any certificate representing a dividend on or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, Pledgor agrees to accept same as Foothill's agent, to hold same in trust for Foothill and to deliver same forthwith to Foothill or Foothill's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or duly executed appropriate powers and/or assignments, to be held by Foothill or Foothill's agent or bailee subject to the terms hereof. If any of the foregoing is at any time in uncertificated form, Pledgor shall register same with Foothill's security interest noted therein, as further security for the Obligations, unless such registration is not permitted under the laws of any nation in which any Issuer is incorporated.

           (k) During the term of this Pledge Agreement, Pledgor shall not directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Pledged Property, and except for the transfers concerning Aldila Materials Technology Corp. that are contemplated by Section 2.

           (l) So long as no Event of Default (as hereinafter defined) has occurred, Pledgor shall have the right to vote and exercise all corporate rights with respect to the Pledged Securities except as expressly prohibited herein.

           (m) Foothill may notify Issuer or the appropriate transfer agent of the Pledged Securities to register the security interest and pledge granted herein and honor the rights of Foothill with respect thereto.

           (n) Pledgor shall perform such further acts and execute such additional instruments as are reasonably required by Foothill to effectuate and implement this Pledge Agreement and the provisions hereof.

           (o) No action has been taken or is being taken by or is currently planned by Pledgor, or any agent acting on its behalf, which would cause this Pledge Agreement, the Obligations or the Loan Documents to violate any regulation of the Securities Exchange Act of 1934 or any other applicable law or regulation, in each case as now in effect or as the same may hereafter be amended or supplemented. Pledgor is not in the business of extending credit for the purpose of purchasing or carrying margin stocks or other securities.

           (p) Pledgor waives (i) all rights to require Foothill to proceed against any other person, entity or collateral or to exercise any remedy, (ii) the defense of the statute of limitations in any action upon any of the Obligations or other collateral. Foothill is entitled to all of the benefits of a secured party set forth in Section 9207 of the UCC.

     4.    REMEDIES AFTER DEFAULT

           Upon or subsequent to the occurrence of an Event of Default and continuation thereof, unless such Event of Default is waived, and subject to any restrictions set forth in the Loan Documents:

           (a) Foothill, at its option, shall be empowered to exercise its right to instruct the Issuer of the Pledged Securities (or the appropriate transfer agent of the Pledged Securities) or other Pledged Property, to register any or all of the Pledged Securities and/or other Pledged Property in the name of Foothill or in the name of Foothill's nominee, and Foothill may complete, in any manner Foothill may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Foothill. After said instruction, and without further notice, Foothill, in its sole and absolute discretion, shall have the exclusive right to exercise all voting and corporate rights with respect to the Pledged Securities and other Pledged Property and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities or the other Pledged Property as if Foothill were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Securities and other Pledged Property upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect to Issuer. Upon the exercise of any such rights, privileges or options by Foothill, Foothill shall have the right to deposit and deliver any and all of the Pledged Securities and other pledged property to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Foothill may determine, all without liability to Pledgor, except to account for property actually received by Foothill. However, Foothill shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Foothill) and shall not be responsible for any failure to do so or delay in doing so.

           (b) In addition to all the rights and remedies of a secured party under the California Uniform Commercial Code, Foothill shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person, to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Foothill's offices or elsewhere at such prices and on such terms as Foothill may deem commercially reasonable. The foregoing disposition(s) must be for cash or on credit or for future delivery without assumption of any credit risk by Foothill, with Foothill having the right to purchase all or any part of said Pledged Property so sold at any such sale or sales, public or private, free of any right or equity or redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping, maintenance or disposition of any and all Pledged Property or in any way relating to the rights of Foothill hereunder (including, without limitation, reasonable attorneys' fees and legal expenses, including, without limitation, a reasonable estimate of the allocated cost of Foothill's in-house counsel and legal staff) shall be applied first to the satisfaction of the Obligations (in such order as Foothill may elect and whether or not due) and then to the payment of any amounts required by applicable law, including Section 9504(l)(c) of the UCC. Pledgor shall be liable to Foothill for the payment on demand of all such reasonable costs and expenses, together with interest at the rate et forth in the Loan Documents, together with any reasonable attorneys' fees if placed with an attorney for collection or enforcement. Pledgor agrees that notice given to it in the same manner given to Borrower pursuant to Section 9.1(k) of the Loan Agreement is reasonable notification of such matters.

           (c) Pledgor recognizes that Foothill may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof, the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Foothill in its sole and absolute discretion is authorized to sell such Pledged Property or such part thereof by private sale in such matter and under such circumstances as Foothill or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration, as long as such sale is made in a commercially reasonable manner. Pledgor acknowledges that private sales so made may be at prices and other terms less favorable to the seller than if such Pledged Property were sold at public sale, and that Foothill has no obligation to delay the sale of any such Pledged Property for the period of time necessary to permit the Issuer of such Pledged Property, even if such Issuer would agree, to register such Pledged Property for public sale under such applicable securities laws. Pledgor agrees that any private sales made under the foregoing circumstances shall not be deemed to have been in a commercially unreasonable manner for the sole reason that it is a private sale.

           (d) All of Foothill's rights and remedies, including but not limited to the foregoing and those otherwise arising under this Pledge Agreement, the Loan Documents, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Foothill may deem expedient. No failure or delay on the part of Foothill in exercising any of its options, powers or rights or partial or single exercise thereof shall constitute a waiver of such option, power or right.

     5.    FURTHER ASSURANCES

           Pledgor agrees that at any time and from time to time upon the written request of Foothill, Pledgor will execute and deliver such further documents, including but not limited to irrevocable proxies or stock powers, in form satisfactory to counsel for Foothill, and will take or cause to be taken such further acts as Foothill may request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Foothill hereunder.

     6.    SURETY WAIVERS

           (a) Except to the extent otherwise expressly restricted or prohibited pursuant to any of the other Loan Documents, at any time and in any manner, upon such terms and at such times as it considers best and with or without notice to Pledgor, Foothill may alter, compromise, accelerate, extend, or change the time or manner for payment of the indebtedness, increase or reduce the rate of interest thereon, release or add any one or more obligors, guarantors, endorsers or Borrower, accept additional or substituted security therefor, or release or subordinate any security therefor, without in any way affecting the security interest of this Pledge Agreement or any covenant of Pledgor.

           (b) Pledgor waives any right to require Foothill to proceed against the Borrower or any other person, firm or corporation at any time or to pursue any other remedy in its power, and Pledgor agrees that Foothill shall not be obligated to resort to any other security, including security given by the Borrower, with any priority, in any particular order, or at all, even if such action, or lack thereof, destroys, alters or otherwise impairs subrogation rights of Pledgor or the rights of Pledgor to proceed against Borrower for reimbursement, or both.

           (c) Pledgor waives and agrees not to assert or take advantage of: (i) any defense that may arise by reason of the incapacity, lack of authority, insolvency, suspension or dissolution of Borrower or any other person, or the failure of Foothill to file or enforce a claim against the estate (either in administration, bankruptcy or other proceedings) of Borrower or any other person; or (ii) any defense or right based upon election of remedies by Foothill, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, even if such election destroys, alters or otherwise impairs subrogation rights of Pledgor or the right of Pledgor to proceed against Borrower or any other person for reimbursement, or both.

           (d) Pledgor, by execution hereof, represents to Foothill that the relationship between Pledgor and Borrower is such that Pledgor has access to all relevant facts and information concerning the debt and Borrower and that Foothill can rely upon Pledgor having such access. Pledgor waives and agrees not to assert any duty on the part of Foothill to disclose to Pledgor any facts that Foothill may now or hereafter know about the Borrower, regardless of whether Foothill has reason to believe that any such facts materially increase the risk beyond that which Pledgor intends to assume or has reason to believe that such facts are unknown to Pledgor or has a reasonable opportunity to communicate such facts to Pledgor. Pledgor is fully responsible for being and keeping informed of the financial condition and operations of Borrower and all circumstances bearing on the risk of nonpayment of any indebtedness hereby secured.

           (e) Pledgor waives demand, protest and notice (except as set forth in Section 4(b)) of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of the Borrower, Foothill, any endorser, any creditor of Borrower or Pledgor under this of any other instrument, or any other person whosoever, in connection with any obligation or evidence of indebtedness held by Foothill as collateral or in connection with any indebtedness secured hereby.

           (f) Until all Obligations of Borrower to Foothill under the Loan Documents have been paid in full, Pledgor waives the right of subrogation and waives any right to enforce any remedy which Foothill now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Foothill.

           (g) With or without notice to Pledgor, Foothill, in its sole discretion, at any time and from time to time, in such manner and upon such terms as it considers reasonable, may (a) apply any and all payments or recoveries from any security, in such manner, order and priority as Foothill elects, to any indebtedness of Borrower to Foothill, whether or not such indebtedness is secured hereby or is otherwise secured or is due at the time of such application; and (b) refund to Borrower any payment received by Foothill upon any indebtedness hereby secured and payment of the amount refunded shall be fully secured hereby.

           (h) No exercise or nonexercise of Foothill of any right hereby given it and no dealing by Foothill with Borrower or any other person shall in any way affect any of the obligations of Pledgor hereunder or give Pledgor any recourse against Foothill.

           (i) Notwithstanding that Pledgor and Borrower may have entered into a separate agreement relating to their rights and duties with each other, no right, remedy or provision thereof shall be binding upon or affect or delay Foothill's rights or remedies under this Pledge Agreement or by operation of law.

           (j) Pledgor understands that the exercise by Foothill of certain rights and remedies contained in the Loan Documents may affect or eliminate Foothill's right to seek a money judgment against Borrower and, therefore, Pledgor's right of subrogation to seek a money judgment against Borrower, and that Pledgor, upon completion of a foreclosure of this Pledge Agreement by Foothill may therefore succeed to a partially or totally non-reimbursable liability on the part of Borrower. Nevertheless, Pledgor hereby authorizes and empowers Foothill, at its sole option, without notice or demand (except as set forth in Section 4(b)) and without affecting the validity or enforceability of this Pledge Agreement, as herein modified, to exercise, in its sole discretion, any and all rights and remedies, or any combination thereof, which may be available to it, including the right to foreclose this Pledge Agreement by nonjudicial sale, subject to any restrictions contained in the Loan Documents.

                  Pledgor acknowledges that Pledgor may have certain rights under applicable law which, if not waived by Pledgor, might provide Pledgor with defenses against Pledgor's liability under this Pledge Agreement. Among those rights, are certain rights provided in sections 2808, 2819, 2821, 2845, 2848, 2850, 2854, 2899 and 3433 of the California Civil Code. Pledgor waives all of Pledgor's rights and defenses that are or may become available to Pledgor by reason of any or all of California Civil Code sections 2808, 2819, 2821, 2845, 2899, and 3433. So long as any Obligation remains outstanding under the Loan Agreement, Pledgor further waives all rights and defenses that are or may become available to Pledgor by reason of any or all of California Civil Code sections 2848, 2850, and 2854.

     7.    MISCELLANEOUS

           (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Foothill hereunder, as provided in Section 3(e) hereof, Foothill or Foothill's agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto. Foothill shall be obligated to return or release its security interest in the Pledged Property, at the sole expense of Pledgor, after all Obligations are indefeasibly paid in full and Foothill is under no further obligation to extend credit under the Loan Agreement.

           (b) No course of dealing between Pledgor and Foothill, nor any failure or delay by Foothill to exercise any right, power or privilege under this Pledge Agreement, the Loan Documents or under any other agreements, instruments and documents executed and delivered in connection therewith shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Foothill, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

           (c) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by Pledgor and Foothill.

           (d) The provisions of this Pledge Agreement and the Loan Documents are severable, and if any clause or provision hereof or thereof shall be held invalid or unenforceable in whole or in part or in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part hereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement or the Loan Documents in any jurisdiction.

           (e) This Pledge Agreement shall inure to the benefit of Pledgor and Foothill and their respective successors and assigns of the Loan Agreement (but said assignee(s) shall be bound by Sections 16.2 and 15 of the Loan Agreement), and shall be binding upon Pledgor and its successors and assigns until all of the Obligations have been indefeasibly paid in full.

     8.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

           THE VALIDITY OF THIS PLEDGE AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (EXCEPT AS OTHERWISE PROVIDED BY THE UCC). THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, IF SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, THEN, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS PERTAINING TO THE COLLATERAL AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8. PLEDGOR AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF PLEDGOR AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered on the day and year first above written.

ALDILA, INC.


By:
    ----------------------------------
Its:
     ---------------------------------


Address:

Aldila, Inc.
12140 Community Road
Poway, California  92064-6871

                                     EXHIBIT "A"


                     State or Nation    Certificate    Number      Percentage of
Issuer               of Organization      Number      of Shares    Total Shares
--------------------------------------------------------------------------------------
Aldila Golf Corp.        Delaware            1           10            100%

Aldila Materials
   Technology Corp.      Delaware            1          100            100%

Aldila Wyoming           Delaware
   Building Corp.                            1          100            100%